As filed with the Securities and Exchange Commission on April 29, 2022

File No. 333-19521

File No. 811-08013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.       ☐

Post-Effective Amendment No. 37  ☒

and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 30  ☒

(Check appropriate box or boxes.)

STATE FARM LIFE INSURANCE COMPANY

VARIABLE LIFE SEPARATE ACCOUNT

(Exact Name of Registrant)

STATE FARM LIFE INSURANCE COMPANY

(Name of Depositor)

One State Farm Plaza

Bloomington, Illinois 61710-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code: (888) 702-7307

Stephen McManus

State Farm Life Insurance Company

One State Farm Plaza

Bloomington, Illinois 61710-0001

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2022 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

prospectus

PROSPECTUS DATED MAY 1, 2022

STATE FARM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

ISSUED BY

STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

OF STATE FARM LIFE INSURANCE COMPANY

P.O. Box 2307

Bloomington, Illinois 61702-2307

Telephone (888) 702-2307

In 2008, State Farm Life Insurance Company (“State Farm,” “we,” “us,” or “our”) discontinued offering the State Farm Variable Universal Life Insurance Policy (the “Policy”), the individual flexible premium variable universal life insurance policy described in this prospectus. We continue to service existing Policies, as well as accept additional premiums into existing Policies.

State Farm designed the Policy to provide: (1) lifetime insurance protection on the insured person named in the Policy (the “Insured”), and (2) flexibility regarding premiums and death benefits. Subject to certain restrictions, the purchaser of a Policy (the “Owner,” “Policy Owner,” “you,” or “your”) may:

•	change the frequency and amounts of premium payments;

•	change the level of death benefits; and

•	allocate premiums (after State Farm deducts a premium charge) and Policy values to

○	State Farm’s general account (the “Fixed Account”), an account that provides a specified minimum rate of interest; and

○

subaccounts (“Subaccounts”) of State Farm Life Insurance Company Variable Life Separate Account (the “Variable Account”), a separate account allowing you to invest in certain investment portfolios (“Funds”) of the BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc.

The prospectuses for the Funds describe the Funds, including the risks of investing in each Fund, and provide other information about the Funds.

An Owner of a Policy can select between two death benefit options: (1) a level insurance amount (Basic Amount) or (2) a level insurance amount plus the Policy Account Value. As long as the Policy is in force, State Farm guarantees that the death benefit will never be less than the Basic Amount less any outstanding Policy loans and past due charges.

The Policy provides for a Cash Surrender Value, which is the amount State Farm would pay if you surrender the Policy. There is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value. On any given day, the Cash Surrender Value could be more or less than the premiums paid.

The Policy provides for a death benefit guarantee whereby the Policy will not lapse (terminate without value) so long as you pay certain minimum premiums. The Policy also allows you to take loans, make withdrawals, and participate in a dollar-cost averaging program or a portfolio rebalancing program.

We designed the Policy to provide significant life insurance benefits with a long-term investment element. You should consider the Policy in conjunction with other insurance you own. Please consider carefully before replacing existing insurance with the Policy, or financing the purchase of the Policy through a loan or through withdrawals from another policy.

Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency. The Policies are subject to investment risks, including possible loss of principal.

Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

The SEC has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

table of

THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.

THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN THOSE JURISDICTIONS WHERE SUCH OFFERING

MAY LAWFULLY BE MADE.

contents

Index of Terms

This prospectus uses the following special terms:

Age — Age means the age on the Insured’s last birthday as of the Policy Date and each Policy Anniversary. If the Policy Date falls on the Insured’s birthday, the Age will be the age the Insured reaches on the Policy Date.

Basic Amount — The amount of coverage on the Insured provided by the basic plan.

Beneficiary(s) — The person(s) with the right to receive the Death Benefit under the Policy.

Cash Value — Policy Account Value less any applicable surrender charge.

Cash Surrender Value — Cash Value less any Loan Amount.

Code — The United States Internal Revenue Code of 1986, as amended.

Death Benefit — The amount of insurance provided under the Policy determined by the Death Benefit Option and any insurance amounts provided by riders. State Farm will reduce the amount payable on the Insured’s death by any Loan Amount and any unpaid Monthly Deductions.

Deduction Date — The Policy Date and each monthly anniversary of the Policy Date.

Fund — An investment portfolio of the BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc. and an underlying investment option under the Policy.

Fixed Account — Part of our general account to which you may transfer Policy Account Value or allocate Net Premiums under the Policy.

Good Order — The actual receipt of the requested transaction in writing (or by telephone, if we have your telephone authorization on file), along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your completed application, the Policy number, the transaction amount (in dollars), the names of and allocations to and/or from the Subaccounts affected by the requested transaction, the signatures of all Policy Owners, exactly as registered on the Policy (unless by proper telephone authorization), social security number or taxpayer I.D. and any other information or supporting documentation that we may require. With respect to premium payments, “Good Order” also generally includes receipt of sufficient funds by us to effect the transaction. We cannot process your requests for transactions relating to the Policy until we have received them in Good Order at our Variable Operation Center. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

Insured — The person upon whose life State Farm issues the Policy.

Issue Date — The date State Farm issues the Policy.

Loan Account — A part of our general account to which we transfer Policy Account Value in the Variable Account and the Fixed Account to provide collateral for any loan you take under the Policy.

Loan Amount — The sum of all outstanding Policy loans including both principal plus accrued interest.

Loan Policy Account Value — The value of the Loan Account for this Policy.

Minimum Monthly Premium — The amount shown on the Schedule pages of your Policy. We determine the Minimum Monthly Premium for your Policy based on the Insured’s Age, sex and rate class, the Basic Amount, and any supplemental benefits.

Minimum Premium — For any Policy Month during the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas) the cumulative Minimum Monthly Premium required to keep the Death Benefit Guarantee in effect.

Net Premium — Premium less the 5% premium charge.

Policy — The variable life insurance policy described in this prospectus. The Policy contains the base policy form, any amendments, endorsements and riders, and a copy of the application. The Policy is the entire contract.

Policy Account Value — The combined value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and the Loan Account.

Policy Anniversary — The same day and month as the Policy Date each year that the Policy remains in force.

Policy Date — If we issue the Policy as applied for and we receive the premium before the Issue Date, the Policy Date is the later of the application date or the date we receive the premium. Otherwise, the Policy Date is the Issue Date. We terms

measure Policy Months, Years and Anniversaries from the Policy Date. The Policy Date cannot be the 29th, 30th, or 31st day of any month. If we receive the initial premium on the 29th, 30th or 31st of any month, the Policy Date will be the 1st of the following month.

Policy Month — A 1-month period starting with the same day as the Policy Date each month that the Policy remains in force.

Policy Owner or Owner — The person who may exercise all of the rights and options described in the Policy. The Owner is the Insured unless a different person is designated as the Insured or the Owner is changed.

Policy Year — Any 12-month period starting with the Policy Date or a Policy Anniversary.

SEC — The United States Securities and Exchange Commission.

Subaccount — A subdivision of the Variable Account, the assets of which are invested in a corresponding Fund.

Subaccount Policy Value — The portion of the Policy Account Value in the Subaccounts.

Valuation Day — Each day on which the New York Stock Exchange is open for regular trading except for a day that a Subaccount’s corresponding Fund does not value its shares.

Valuation Period — The period that starts at the close of regular trading on the New York Stock Exchange (normally 4 pm Eastern Time) on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Variable Account — A separate account of ours consisting of Subaccounts to which you may allocate Net Premiums or transfer Policy Account Value.

Variable Operation Center — State Farm Variable Products, Attn: Variable Operation Center, One State Farm Plaza, B-2, Bloomington, Illinois 61710-0001. Telephone: 1-888-702-2307 (toll free).

Important Information You Should Consider About The Policy

FEES AND EXPENSES				Location in Prospectus
Charges for Early Withdrawals

If you surrender the Policy (i.e., take a full withdrawal) during the first 10 Policy Years, or during the first 10 years after an increase in your Basic Amount, you may be assessed a surrender charge of up to $21 per $1,000 (or 2.1%) of the Basic Amount. For example, if you invest in a Policy with $100,000 of Basic Amount and you take an early surrender, you could pay a surrender charge of up to $2,100.

Fee Table Charges and Deductions – Surrender Charge
Transaction Charges

In addition to surrender charges, you may also be charged for other Policy transactions.

•  A premium charge is deducted from each premium payment.

•  A withdrawal processing fee is deducted upon taking a partial withdrawal.

•  We reserve the right to charge for each transfer between investment options in excess of 12 transfers during a single Policy Year. We are currently waiving this charge.

•  Taxes on premium payments may be deducted.

Fee Table Charges and Deductions
Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy, mortality and expense risk charges, monthly expense charges, the cost of optional benefits under the Policy, and interest on outstanding Policy loans. Certain of these fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). You should view the specifications page of your Policy for rates applicable to your Policy.

You will also bear expenses associated with the Funds under the Policy, as shown in the following table.

Fee Table Charges and Deductions Appendix A: Funds Available Under the Policy
	Annual Fee	Minimum	Maximum
	Investment options(1) (Fund fees and expenses)	0.14%	0.65%
(1) As a percentage of Fund net assets.
RISKS				Location in Prospectus
Risk of Loss	You can lose money by investing in this Policy, including your principal investment and previous earnings.			Principal Risks of Investing in the Policy

Not a Short-Term Investment

•  This Policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•  Surrender charges may apply during the first 10 Policy Years, and during the first 10 years after an increase in your Basic Amount. A surrender charge could significantly reduce the Cash Surrender Value of your Policy. It is possible that you could receive nothing if you surrender your Policy, especially in the early Policy Years. A surrender will terminate the Policy and all of its benefits and may have negative tax consequences.

•  The Policy permits no more than four partial withdrawals each Policy Year. A partial withdrawal will reduce your Policy’s Cash Surrender Value, may reduce its Death Benefit, and will increase the risk of lapse. A withdrawal may have negative tax consequences.

•  Tax deferral is generally more beneficial to investors with a long time horizon.

Risks Associated with Investment Options

•  An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Policy (e.g., the Funds).

•  Each investment option (including the Fixed Account) has its own unique risks.

•  You should review the investment options before making an investment decision.

Insurance Company Risks

An investment in the Policy is subject to the risks related to State Farm. Any obligations (including under the Fixed Account), guarantees, and benefits are subject to the claims-paying ability of State Farm. More information about State Farm, including its financial strength ratings, is available at 1-888-702-2307.

Policy Lapse

Insufficient premium payments, fees and expenses, poor investment performance, withdrawals, and unpaid loans or loan interest may cause the Policy to lapse. There are costs associated with reinstating a lapsed Policy. Death Benefits will not be paid if the Policy has lapsed.

RESTRICTIONS	Location in Prospectus
Investments

•  There are no restrictions that limit your choice of available investment options.

•  The first 12 transfers between investment options each Policy Year are free of charge. After your 12th transfer during a Policy Year, we reserve the right to impose a charge for each additional transfer.

•  Your transfers between the Funds are also subject to policies designed to deter excessively frequent transfers and market timing.

•  There are significant limits on your right to make transfers from the Fixed Account.

•  We reserve the right to remove or substitute Funds as investment options.

Allocation Options
Optional Benefits

•  The Policy’s supplemental benefits are no longer available for election.

•  Additional restrictions and limitations may apply if you elected a supplemental benefit.

•  If you elected a supplemental benefit, we will not modify the benefit, but the benefit will terminate under certain circumstances.

Other Benefits Available Under the Policy Optional Supplemental Benefits

TAXES	Location in Prospectus
Tax Implications

•  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

•  If you purchase the Policy through a tax-qualified plan, there is no additional tax benefit from the Policy.

•  Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

•  Tax consequences for loans and withdrawals generally differ.

Tax Treatment Of Policy Benefits

CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation

Your investment professional may receive compensation for selling this Policy to you in the form of commissions, additional cash benefits (e.g., cash bonuses), and non-cash compensation. This financial incentive may influence your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.

Additional Information – Sale Of The Policies
Exchanges

Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.

6

Overview Of The Policy

Purpose

The Policy is an individual flexible premium variable universal life insurance policy. It is a contract between you (as the Owner) and State Farm. Its primary purpose is to provide: (1) lifetime insurance protection on the insured person named in the Policy (as the Insured), and (2) flexibility regarding premiums and Death Benefits. The Policy is similar in many ways to universal life insurance. As with universal life insurance:

•	the Owner pays premiums for insurance coverage on the Insured;

•	the Death Benefit, should it become payable, is paid to the Beneficiary(s);

•	the Policy provides for the accumulation of a Cash Surrender Value that is payable if you surrender the Policy during the Insured’s lifetime; and

•	the Cash Surrender Value may be substantially lower than the premiums paid.

However, the Policy differs significantly from universal life insurance because the Policy Account Value may be subject to investment risk. The Policy Account Value will increase or decrease depending on the investment performance of the investment options you select, as well as the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum Policy Account Value. You could lose some or all of the money you invest, and your Policy could lapse without value unless you pay sufficient premiums.

This Policy is not a short-term investment. This Policy may be appropriate for you if you need life insurance coverage, you have a long time horizon, and your financial goals are consistent with the terms and conditions of the Policy. The Policy may not be appropriate for you if you expect to surrender the Policy or take frequent withdrawals based on your liquidity needs, if you are unable to make additional premium payments, or if you intend to frequently trade in the Subaccounts.

Premiums

Premium payments under the Policy are flexible. In general, you choose when to pay premiums, and how much to pay in premiums, although total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in the Code. We reserve the right to reject any premium that would result in the Policy being disqualified as life insurance under the Code.

When you applied for a Policy, you selected a monthly or annual premium payment plan. You are not required to pay premiums in accordance with that premium plan. You can pay more or less than planned, or skip planned premiums entirely. However, failure to pay sufficient premiums will cause your Policy to lapse. Specifically, your Policy will lapse if its Cash Surrender Value is insufficient to cover the Monthly Deduction and, before the Policy’s grace period expires, you fail to make a sufficient premium payment. You may need to make additional or unexpected premium payments to prevent lapse even if you have paid all planned monthly or annual premiums.

To help accumulate Cash Surrender Value under the Policy, your Net Premiums (i.e., your premium payments less deductions for premium charges) and Policy Account Value are allocated among the Policy’s available investment options according to your instructions. The Policy’s investment options include Subaccounts and a Fixed Account.

Each Subaccount invests in a corresponding Fund, each with its own investment objectives, strategies, and risks. Additional information about each Fund is provided in an appendix to this prospectus. Please see “Appendix A: Funds Available Under the Policy.”

Summary

7

Policy’s Primary Features

•	Death Benefit Features -

○	Death Benefit Options. The Policy offers two standard Death Benefit options for no additional charge:

Option 1: Greater of Basic Amount plus any Net Premium payment received since the last Deduction Date, or a specified percentage of Policy Account Value; or

Option 2: Greater of Basic Amount plus the Policy Account Value, or a specified percentage of Policy Account Value.

We provide flexibility to change the Basic Amount and to change the Death Benefit option within certain rules and limits.

○

Death Benefit Guarantee. The Policy includes a Death Benefit Guarantee for no additional charge. During the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions.

•	Tax Treatment. The Death Benefit generally should be excludible from the gross income of the Beneficiary.

•	Access to Your Money –

○

Surrender. You may completely surrender the Policy at any time for its Cash Surrender Value. A surrender will terminate the Policy and all of its benefits. Surrender charges could significantly reduce your Policy’s Cash Surrender Value. There could be negative tax consequences associated with a surrender.

○

Withdrawals. You may withdraw a portion of your Cash Surrender Value up to 4 times each Policy Year, provided there is sufficient Cash Surrender Value. Withdrawals reduce the Cash Surrender Value of your Policy and may reduce its Death Benefit. Withdrawals also increase the risk of lapse. There could be negative tax consequences associated with a withdrawal.

○

Loans. You may take loans under your Policy for amounts up to 90% of Cash Value, at a net interest rate not greater than 2%. Loans reduce the Cash Surrender Value of your Policy and its Death Benefit. Loans also increase the risk of lapse. There could be negative tax consequences associated with a loan; however, there may be tax advantages to taking a loan compared to a withdrawal when accessing the money in your Policy.

•

Transfers Between Investment Options. You may transfer Policy Account Value among the Subaccounts and from the Subaccounts to the Fixed Account. You may also transfer Policy Account Value from the Fixed Account to the Subaccounts, but the number of transfers that may be made and the amount of Policy Account Value that may be transferred from the Fixed Account during a single Policy Year is subject to significant limitations.

•

Optional Supplemental Benefits. Your Policy may include one or more optional supplemental benefits, which are no longer available for election. If your Policy has one or more of these benefits, you pay an additional charge. The supplemental benefits under the Policy include:

•	Riders that provide additional Death Benefits (Accidental Death Benefit Rider, Additional Insured’s Level Term Rider, Children’s Term Rider).

•	A rider that provides for optional increases in insurance coverage without evidence of insurability (Guaranteed Insurability Option Rider).

•	A rider that helps protect against lapse (Waiver of Monthly Deduction Rider).

•	Other Features. The Policy has several other features, including those listed below, all of which are available for no additional charge.

•

Dollar-Cost Averaging Program. Our dollar-cost averaging program permits you to systematically transfer a set dollar amount from the Subaccount investing in the BlackRock Government Money Market V.I. Fund or the Subaccount investing in the BlackRock Total Return V.I. Fund to any other Subaccounts and/or the Fixed Account, subject to certain limitations.

•

Portfolio Rebalancing Program. The portfolio rebalancing program will reallocate on a periodic basis your Subaccount Policy Value among the Subaccounts to return to the percentages you have chosen. Certain limitations apply.

8

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Sales Charges Imposed on Premiums (Premium Charge)	Upon receipt of each premium payment	5% of each premium payment

Premium Taxes	Upon receipt of each premium payment	3.5% of each premium payment(2)

Maximum Deferred Sales Charge on Initial Basic Amount (Surrender Charge)(1)	Upon surrender or lapse during the first 10 Policy Years
Minimum		$1.20 per $1,000 of Basic Amount

Maximum		$21 per $1,000 of Basic Amount

Charge for a Representative Insured (Age 25 at issue, in the third Policy Year)		$2.40 per $1,000 of Basic Amount

Maximum Deferred Sales Charge on Increase in Basic Amount (Surrender Charge)(1)	Upon surrender or lapse during the first 10 years after an increase in Basic Amount
Minimum		$1.20 per $1,000 of increase in Basic Amount

Maximum		$21 per $1,000 of increase in Basic Amount

Charge for a Representative Insured (Age 25 on the Policy Anniversary preceding the increase, in the third year following the increase)		$2.40 per $1,000 of increase in Basic Amount

Other Surrender Fees (Withdrawal Processing Fee)	Upon withdrawal	$25(3)

Transfer Fees	Upon each transfer in excess of 12 transfers per Policy Year	$25(4) (Current: $0)

(1)

The surrender charge is in effect for the first 10 Policy Years, as well as the first 10 years after an increase in Basic Amount. It increases monthly in the first two years, remains level for the next four years, then decreases by 1⁄5 each year for the next five years to zero. Surrender charges vary based on the Insured’s Age at issue or on the Policy Anniversary preceding an increase in the Basic Amount (as applicable). The surrender charges as shown in the table may not be representative of the charges you will pay. Your Policy’s schedule pages will indicate the surrender charges applicable to your Policy, and more detailed information concerning surrender charges is available on request from our Variable Operation Center. See Appendix B for sample surrender charges. State Farm does not deduct a surrender charge upon a decrease in Basic Amount, but it also will not reduce the surrender charge upon a decrease in Basic Amount.

(2)	Currently, we do not impose any deduction for premium taxes; however, we reserve the right to make deductions for premium taxes in the future. State premium taxes currently range from 0.0% to 3.5%.
(3)	The amount of the Withdrawal Processing Fee is the lesser of $25 or 2% of the amount withdrawn.
(4)	A fee of $25 applies to each transfer in excess of 12 transfers per Policy Year. We are currently waiving this charge.

9

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Annual Fund Expenses

Charge	When Charge is Deducted	Amount Deducted

Base Policy Charges

Cost of Insurance(1)	Monthly	Maximum	Current

Minimum		$0.0567 per $1,000 of net amount at risk(2)	$0.0420 per $1,000 of net amount at risk(2)

Maximum		$83.3333 per $1,000 of net amount at risk(2)	$28.8769 per $1,000 of net amount at risk(2)

Charge for a Representative Insured (Male, Age 25, in the non-tobacco rate class)		$0.1251 per $1,000 of net amount at risk(2)	$0.1129 per $1,000 of net amount at risk(2)

Monthly Expense Charge	Monthly	$8(3)

Mortality and Expense Risk Charge	Daily	0.90% as a percentage of Subaccount average daily net assets	0.80% as a percentage of Subaccount average daily net assets

Loan Interest Spread	Annually, if Policy loan outstanding(4)	Annual rate of 2% on the outstanding loan amount(5)

Optional Benefit Charges(6)

Accidental Death Benefit Rider	Monthly

Minimum		$0.04 per $1,000 of rider coverage

Maximum		$0.09 per $1,000 of rider coverage

Charge for a Representative Insured (Age 40, in the 21st Policy Year following the Rider Effective Date)		$0.09 per $1,000 of rider coverage

Additional Insured’s Level Term Rider	Monthly	Maximum	Current

Minimum		$0.0767 per $1,000 of rider coverage	$0.0492 per $1,000 of rider coverage

Maximum		$15.4277 per $1,000 of rider coverage	$9.3603 per $1,000 of rider coverage

Charge for a Representative Insured (Female, Age 35, in the non-tobacco rate class, in the 21st Policy Year following the Rider Effective Date)		$0.5318 per $1,000 of rider coverage	$0.3329 per $1,000 of rider coverage

Children’s Term Rider	Monthly	$0.40 per $1,000 of rider coverage

Waiver of Monthly Deduction Rider	Monthly

Minimum		$0.0065 per $1 of the Monthly Deduction

Maximum		$0.3589 per $1 of the Monthly Deduction

Charge for a Representative Insured (Age 20, in the 21st Policy Year following the Rider Effective Date)		$0.055 per $1 of the Monthly Deduction

Guaranteed Insurability Option Rider	Monthly

Minimum		$0.03 per $1,000 of rider coverage

Maximum		$0.24 per $1,000 of rider coverage

Charge for a Representative Insured (Age 15, in the 21st Policy Year following the Rider Effective Date)		$0.11 per $1,000 of rider coverage

10

(1)

Cost of insurance charges vary based on a number of individual characteristics, among them, the Insured’s Age, sex, rate class, Policy Year, Basic Amount, and net amount at risk. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy’s schedule pages will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning cost of insurance charges is available on request from our Variable Operation Center.

(2)

The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider.

(3)	Those persons who purchased a Policy before July 1, 2004 are charged a current monthly expense charge of $6.

(4)

While a Policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, Policy termination, or the Insured’s death.

(5)

The loan interest spread is the difference between the amount of interest we charge you for a Policy loan and the amount of interest we credit to the Loan Account. See “Charges and Deductions - Loan Interest Charge” and “Loans - Interest” for additional information.

(6)

One or more of these charges apply if a Policy Owner elected to add riders to the Policy. These charges are based on different individual characteristics. Charges for the Accidental Death Benefit Rider and Guaranteed Insurability Option Rider may vary based on the Insured’s Age and rider coverage amount. Charges for the Waiver of Monthly Deduction Rider may vary based on the Insured’s Age and monthly deduction amount. Charges for the Additional Insured’s Level Term Rider may vary based on the Insured’s Age, sex, rate class, and rider coverage amount. Charges for the Children’s Term Rider are based on units of coverage. One unit of coverage provides a $1,000 Death Benefit for each covered child. Charges based on Age may increase as the Insured ages. The rider charges shown in the table may not be representative of the charges you will pay. Your Policy’s schedule pages will indicate the rider charges applicable to your Policy, and more detailed information concerning rider charges is available on request from our Variable Operation Center.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. A complete list of Funds available under the Policy, including their annual expenses, may be found in Appendix A to this prospectus.

Annual Fund Expenses

	Minimum	Maximum
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.14%	0.65%

11

Principal Risks Of Investing In The Policy

Risk of Loss. You can lose money by investing in this Policy, including your principal investment and previous earnings. Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Short-Term Investment Risk. The Policy is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash. The Policy may be inappropriate for you if you do not have the financial ability to keep it in force for a substantial period of time. You should consider that surrender charges may apply during the first 10 Policy Years, and during the first 10 years after an increase in your Basic Amount. A surrender charge could significantly reduce the Cash Surrender Value of your Policy. It is possible that you could receive nothing if you surrender your Policy, especially in the early Policy Years. You should also consider that tax deferral is generally more beneficial to investors with a long time horizon.

Subaccount Option Risk. Amounts that you invest in the Subaccount options are subject to the risk of poor investment performance. Generally, if the Subaccounts you select make money, your Policy value goes up. If they lose money, your Policy value goes down. You bear the entire investment risk. Each Subaccount’s performance depends on the performance of its underlying Fund. Each Fund has its own investment risks, and you are exposed to a Fund’s investment risks when you invest in the corresponding Subaccount. Even a Subaccount investing in a money market fund may have negative returns, particularly due to the fees and charges deducted at the Subaccount level. We do not promise that the Funds will meet their investment objectives.

Risk of Lapse. Your Policy will lapse without value if you fail to pay sufficient premiums. Death Benefits will not be paid if the Policy has lapsed. Insufficient premium payments, fees and expenses, poor investment performance, withdrawals, and unpaid loans or loan interest may cause the Policy to lapse. Even if you do not surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges decrease the Cash Surrender Value. If your Cash Surrender Value is not enough to pay the Monthly Deduction when due, and the Death Benefit Guarantee is not in effect, your Policy will enter a 61-day grace period. Your Policy also may enter the 61-day grace period if your Cash Surrender Value is insufficient to cover amounts due on an outstanding Loan Amount. State Farm will notify you that the Policy will lapse unless you make a sufficient premium payment during the grace period. Your Policy will lapse if you fail to make that payment. You may need to make additional or unexpected premium payments to prevent lapse even if you have paid all planned monthly or annual premiums. You may reinstate a lapsed Policy, subject to certain conditions and costs.

Surrender and Withdrawal Risk. You should carefully consider the risks associated with a surrender or partial withdrawal. A surrender terminates the Policy and all of its benefits and may be subject to substantial surrender charges. Withdrawals provide only limited liquidity. You may withdraw a portion of your Cash Surrender Value up to four times each Policy Year provided there is sufficient remaining Cash Surrender Value. Withdrawals are also subject to withdrawal processing fees, increase the risk of lapse (because they reduce your Cash Surrender Value), and may reduce your Policy’s Death Benefit (we will reduce your Basic Amount by the amount of any withdrawal if Death Benefit Option 1 is in effect). Surrenders and withdrawals may have tax negative consequences.

Loan Risk. An outstanding Policy loan will reduce the value of your Policy and your Death Benefit and will increase your risk of lapse. A Policy loan negatively impacts the value of your Policy because we subtract the Loan Amount from the Subaccounts and/or Fixed Account as collateral and hold it in the Loan Account. This loan collateral reduces your Cash Surrender Value and does not participate in the investment performance of the Subaccounts. The Loan Account will be credited with a 6.00% interest rate guaranteed by State Farm but will not receive any higher current interest rate that might be credited to the Fixed Account. A Policy loan negatively impacts your Death Benefit because we reduce the amount we pay on the Insured’s death by any outstanding Loan Amount. A Policy loan increases the risk of lapse because a loan and loan interest reduce your Cash Surrender Value, and your Policy will lapse if your Cash Surrender Value is insufficient to cover the Policy’s Monthly Deduction or amounts due on an outstanding loan. A loan may have negative tax consequences. If you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Fixed Account and Loan Account Interest Rate Risk. We guarantee that we will credit interest to amounts allocated to the Fixed Account or held in the Loan Account. Subject to minimum guaranteed effective annual interest rates, we determine interest rates in our sole discretion. You assume the risk that an interest rate will not exceed the minimum guaranteed effective annual interest rate.

Fixed Account Transfer Risk. There are significant limits on your right to transfer Policy Account Value from the Fixed Account to the Subaccounts. You may transfer Policy Account Value held in the Fixed Account to one or more Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. The maximum transfer amount is the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. Due to these limitations, if you want to transfer all of your Policy Account Value from the Fixed Account to one or more Subaccounts, it may take several

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years to do so. You should carefully consider whether the Fixed Account meets your investment needs.

Tax Risk. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving a higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should be excludible from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply. In general, depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then surrenders, withdrawals, and loans (including loans secured by collateral assignment) under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% additional income tax may be imposed on surrenders, withdrawals, and loans taken before you attain age 59 1⁄2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% additional income tax. We will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a MEC. See “Tax Considerations”. You should consult a qualified tax advisor for assistance in all Policy-related tax matters.

Risk of Increase in Current Fees and Charges. Certain fees and charges are currently assessed at less than their maximum levels. We may increase these current charges in the future, up to their guaranteed maximum levels. If fees and charges are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force and avoid lapse.

Financial Strength and Claims-Paying Ability Risk. All guarantees under the Policy that are paid from our General Account, including Fixed Account interest, Loan Account interest, Death Benefits, and optional supplemental benefits are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.

Cyber Security and Business Continuity Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber attacks affecting us, any third party administrator, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Policy Account Value. For instance, cyberattacks may: interfere with our processing of Policy transactions, including the processing of orders with the Funds; cause the release and possible destruction of confidential customer or business information; impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will be able to successfully avoid cyberattacks or information security breaches in the future. There may be an increased risk of cyberattacks during periods of geo-political or military conflict (such as Russia’s invasion of Ukraine and the resulting response by the United States and other countries).

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, military actions, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of Policy-related transactions, including orders from Policy owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate Policy Account Value, or have other possible negative impacts. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the Funds or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.

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policy

The Policy

In 2008, State Farm discontinued offering the Policy. We continue to service existing Policies, as well as accept additional premiums into existing Policies. Please contact our Variable Operation Center for further information.

Ownership and Beneficiary Rights. The Policy belongs to the Owner named in the application. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. While the Insured is living, the Owner may exercise all of the rights and options described in the Policy. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner may have tax consequences and you should consult a tax advisor before doing so.

The principal right of the Beneficiary is the right to receive the Death Benefit under the Policy.

Comparison with Universal Life Insurance. The Policy is similar in many ways to universal life insurance. As with universal life insurance:

•	the Owner pays premiums for insurance coverage on the Insured;

•	the Policy provides for the accumulation of a Cash Surrender Value that is payable if you surrender the Policy during the Insured’s lifetime; and

•	the Cash Surrender Value may be substantially lower than the premiums paid.

However, the Policy differs significantly from universal life insurance in that the Policy Account Value may decrease if the investment performance of the Subaccounts to which you allocated Policy Account Value declines (or is not sufficiently favorable). If the Cash Surrender Value becomes insufficient to cover charges when due and the Death Benefit Guarantee is not in effect, the Policy will lapse without value after a grace period. See “Premiums to Prevent Lapse”.

State Variations. Certain provisions of the Policy may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Policy for specific variations since any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. Contact our Variable Operation Center for specific information that may be applicable to your state. All material state variations are discussed in this prospectus.

Conversion of Term Insurance. An Insured of a Policy converted from an eligible State Farm term insurance coverage will be placed in a super preferred or preferred rate class if the Insured was in a super preferred or preferred rate class, respectively, under the term insurance coverage and the conversion occurred within 5 policy years following issue of the term insurance coverage. The Policy must offer super preferred or preferred rate classes and the minimum Basic Amount for these rate classes must be met. We reserve the right to change or discontinue this conversion privilege at any time.

Premiums

The premium amounts sufficient to fund a Policy depend on a number of factors, such as the Age, sex, and rate class of the proposed Insured, the desired Basic Amount, and any supplemental benefits. After you pay the initial premium, you may pay additional premiums in any amount and at any time. However, total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in the Code. We reserve the right to reject any premium that would result in the Policy being disqualified as life insurance under the Code and will refund any rejected premium. In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. If we detect that your Policy has become a MEC, we will send you a notice to that effect. We will continue your Policy as a MEC, unless you request that we return the premium causing your Policy to become a MEC to you within the time period prescribed by applicable provisions of the Code. See “Tax Considerations”.

State Farm allows a credit on conversions of eligible State Farm term insurance to the Policy. The amount of the credit is based on the premiums paid on the term coverage during the 12 months prior to conversion. The amount of the credit will be added to the premium, if any, submitted by the Owner converting the term coverage, and will be treated as part of the initial premium for the Policy. Therefore, the credit will be included in the premiums for purposes of calculating and deducting the premium charge. See “Charges and Deductions, Premium Charge”. State Farm will not recapture the credit if you surrender the Policy. See “Additional Information, Sale of the Policies”. State Farm treats the credit as an additional premium paid for life insurance and MEC testing purposes and includes it in the Policy’s investment in the contract.

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Planned Premiums. When you apply for a Policy, you select a monthly or annual premium payment plan. You may arrange for monthly premiums to be paid via automatic deduction from your checking account. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned or skip a planned premium entirely. You can change the amount of planned premiums and payment arrangements, or switch between monthly and annual frequencies, whenever you want by providing written or telephone instructions to us (if we have your telephone authorization on file), which will be effective upon our receipt of the instructions. See “Telephone Transactions”.

Depending on the Policy Account Value at the time of an increase in the Basic Amount and the amount of the increase requested, a change in the amount of planned premiums may be advisable. See “Changing the Basic Amount”.

Premiums to Prevent Lapse. Failure to pay planned premiums will not necessarily cause a Policy to lapse. Whether a Policy lapses depends on whether its Cash Surrender Value is insufficient to cover the Monthly Deduction when due. If the Cash Surrender Value on a Deduction Date is less than the Monthly Deduction we are to deduct on that date and the Death Benefit Guarantee is not in effect, the Policy will be in default and a grace period will begin. See “Charges and Deductions, Monthly Deduction” and “Death Benefit Guarantee” below. This could happen, for example, if the Cash Surrender Value has decreased due to insufficient investment experience or because premiums paid have been insufficient to offset the Monthly Deduction.

You have until the end of the grace period to pay the required premium. If the grace period ends prior to the end of the Death Benefit Guarantee (see “Death Benefit Guarantee”), the required premium must be large enough to provide the lesser of (1) the Minimum Premium necessary at the end of the grace period, or (2) an amount large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. If the grace period ends after the end of the Death Benefit Guarantee, the required premium must be large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. State Farm will send notice of the amount required to be paid during the grace period to your last known address and to any assignee of record. The Policy Account Value in the Subaccounts is subject to market fluctuations. Changes between the notice date and the date we receive your payment may require additional funds to stop your policy from lapsing. The grace period will end 61 days after we send the notice and your Policy will remain in effect during the grace period. If the Insured should die during the grace period before you pay the required premium, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deduction(s) due on or before the date of the Insured’s death. See “Amount of Death Benefit Payable”. If you do not pay the required premium before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable. See “Reinstatement” for a discussion of your reinstatement rights.

A grace period also may begin if the Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. See “Effect of Policy Loan”.

Death Benefit Guarantee. During the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. The Minimum Premium amount for your Policy is equal to the cumulative Minimum Monthly Premium.

Premium Payments. All checks must be made payable to State Farm Life Insurance Company or State Farm Variable Products (not State Farm VP Management Corp. or State Farm Investment Management Corp.). Cash, third party checks, second party checks, cyber chex, credit cards, and debit cards are not acceptable forms of payment. All payments must be in U.S. dollars and drawn on U.S. bank accounts. We reserve the right to reject any premium payment.

Monthly Payment Plan. You may elect to make premium payments under the Monthly Payment Plan. Please note that the payment of monthly premiums does not guarantee that your Policy will not lapse. You may need to make additional or unexpected premium payments to prevent lapse even if you have paid all planned monthly premiums. See “Premiums to Prevent Lapse” above.

Crediting Premiums to the Policy. We will credit your initial premium received in Good Order to the Policy on the Policy Date. We will credit any additional premium received in Good Order after the Policy Date to the Policy as of the end of the Valuation Period when we receive the premium at our Variable Operation Center. When you make a premium payment under the Policy, if you allocate that premium payment to a Subaccount, your premium payment will be credited to your Policy in the form of Subaccount units on the basis of unit value. A Subaccount unit is a unit of measure that we use to calculate the value of your investment in a Subaccount. See “Subaccount Policy Value”. We will process any premium received in Good Order in our Variable Operation Center after the close of the Valuation Period on the next Valuation Day. We will deem any premiums we receive on a non-Valuation Day as being received on the next succeeding Valuation Day.

Allocation Options

Net Premium Allocations. When you apply for a Policy, you specify the percentage of Net Premium you want to allocate to each Subaccount and the Fixed Account. You can change the allocation percentages at any time by sending written or telephone instructions to us (if we have your telephone authorization on file). See “Telephone Transactions”. The

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change will apply to all premiums we receive with or after we receive your instructions. Net Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number. If you fail to specify how a Net Premium should be allocated among the Subaccounts and the Fixed Account, we will allocate the Net Premium based on your standing allocation instructions.

Subaccount Options. The Variable Account has six Subaccounts, each investing in a specific fund of BlackRock Variable Series Funds, Inc. or BlackRock Variable Series Funds II, Inc., series mutual fund companies registered as open-end management investment companies with the SEC.

Information regarding each Fund, including (i) its name, (ii) its investment objective, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in an Appendix to this prospectus. See “Appendix A: Funds Available Under the Policy.” Each Fund has issued a prospectus that contains more detailed information about the Fund. The Funds’ prospectuses should be read carefully in conjunction with this prospectus. You may obtain paper or electronic copies of the Fund prospectuses by contacting the Variable Operation Center by mail or telephone at:

State Farm Variable Products

Attn: Variable Operation Center

One State Farm Plaza, B-2

Bloomington, Illinois 61710-0001

Telephone: (888) 702-2307 (Toll free)

Shares of the Funds are sold to separate accounts of insurance companies to support certain variable life insurance and/or variable annuity contracts issued by such companies, such as the Policy. The Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. While the investment objectives and policies of the Funds may be similar to the investment objectives and policies of other portfolios that the same investment adviser may manage, the investment results of the Funds may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, the same investment objectives and policies and/or a very similar name.

Fixed Account Option. The Fixed Account is part of our general account. It is not a separate account. We credit amounts allocated to the Fixed Account with interest for the period of allocation at rates we determine in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed interest rate plus any excess interest rate. We determine the current interest rate periodically. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. See “State Farm’s Fixed Account Option”. There are significant limits on your right to transfer Policy Account Value from the Fixed Account. Due to these limitations, if you want to transfer all of your Policy Account Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. You should carefully consider whether the Fixed Account meets your investment needs. See “Transfers” below.

Transfers. You may transfer Policy Account Value from and among the Subaccounts at any time. The minimum amount of Policy Account Value that you may transfer from a Subaccount is $250, or, if less, the Policy Account Value held in the Subaccount. You may transfer Policy Account Value held in the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers do not carry over to the next year. The maximum transfer amount is the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. Due to these limitations, if you want to transfer all of your Policy Account Value from the Fixed Account to one or more Subaccounts, it may take several years to do so. The amount transferred must be at least $250, or, if less, the Policy Account Value held in the Fixed Account.

You may make transfer requests by written or telephone request (if we have your telephone authorization on file). See “Telephone Transactions”. A transfer will take effect at the end of the Valuation Period during which we receive the request in Good Order at the Variable Operation Center. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. We will process any transfer request received in Good Order in our Variable Operation Center after the close of the Valuation Period on the next Valuation Day. There is no limit on the number of transfers from and among the Subaccounts. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of 12. State Farm also reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Certain Payments We Receive with Regard to the Funds. We and our affiliates may receive payments from the Funds, their investment advisers, their principal underwriter, or affiliates thereof. The amounts we or our affiliates receive may differ by Fund and such amounts may be significant. These payments may be made for various purposes, including payment for the services provided and expenses incurred by us and our affiliates in administering the Policies or serving as an intermediary to the Funds. We and our affiliates may profit from these payments.

As of the date of this prospectus, we and our affiliates receive payments from the investment adviser of the Funds or an affiliate thereof for administrative services provided to the Funds. See the Funds’ prospectuses for more information. For a particular Fund, the amount we and our affiliates receive is based on a percentage of the Fund’s total average daily net assets attributable to the Policies and other variable insurance contracts issued by us or an affiliate.

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Market Timing Policies and Procedures. Our market timing policies and procedures will be applied with respect to the Subaccounts. In addition, as described in the Funds’ prospectuses, the Funds have adopted their own market timing policies and procedures to prevent frequent purchases and sales or exchanges of Fund shares that may be detrimental to a Fund or to long-term beneficial owners. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the related Funds, including any refusal or restriction on purchases or redemptions of the Funds’ shares as a result of the Funds’ own policies and procedures on market timing activities.

State Farm does not accommodate inappropriate frequent trading including short-term “market timing” transactions among Subaccounts, as these transfers can adversely affect the Funds, other Owners and the performance of the Subaccounts. In particular, such transfers may dilute the value of the Fund’s shares, interfere with the efficient management of the Funds’ portfolios, and increase brokerage and administrative costs of the Funds. In order to protect our Owners and the Funds from this potential harmful activity, we have implemented market timing policies and procedures. Our market timing policies and procedures are designed to try to discourage, detect and deter frequent transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders.

Owners seeking to engage in frequent transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our market timing policies and procedures will detect every potential market timer, but we apply our market timing policies and procedures uniformly, including any and all restrictions, to all Owners without special arrangement, waiver or exception. Because we cannot guarantee that our market timing policies and procedures will detect every market timer, Owners bear the risk that frequent transfer activity may occur, resulting in dilution of the value of Fund shares, interference with the efficient management of the Funds’ portfolios, and increases in the Funds’ brokerage and administrative costs.

If we believe, in our judgment, that an Owner has been engaged in market timing (i.e. frequent trading that could adversely affect the Funds, other Owners, or the performance of the Subaccounts), we will reject a transfer request. We also will restrict a market timer’s transfer privileges by notifying the Owner that from that date forward he or she will only be permitted to make transfers to or from specified Subaccounts by original signature conveyed through U.S. regular mail and any telephone, facsimile or overnight delivery instructions will not be accepted. We will impose this restriction for one calendar year. We will apply this policy uniformly to all similarly situated Policies. Please keep in mind that once an Owner has been identified as a market timer, we will impose this original signature restriction on that Owner even if we cannot specifically identify, in the particular circumstances, any harmful effect from that Owner’s particular transfers.

While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each Fund (or its principal underwriter or transfer agent) that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Fund.

The Funds may reserve the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund’s investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of the Fund shares as a result of the Funds’ own policies and procedures on market timing activities. We will notify you in writing if we have reversed, restricted, or refused any of your transfer requests. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

In our sole discretion, we may revise our market timing policies and procedures at any time without prior notice as necessary to better detect and deter frequent transfers that may adversely affect other Owners or Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on market timers. If we revise our market timing policies and procedures, we will apply such changes uniformly to all similarly situated Policies.

We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs in these limitations.

Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual or annual basis a set dollar amount from either the Subaccount investing in the BlackRock Government Money Market V.I. Fund (the “Money Market Subaccount”) or the Subaccount investing in the BlackRock Total Return V.I. Fund (the “Total Return Subaccount”) to any combination of Subaccounts and/or the Fixed Account. However, if the Money Market Subaccount or the Total Return Subaccount is the Subaccount from which the transfer is made, they cannot also be used as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases

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only when the price of accumulation units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against loss.

You may elect to participate in the dollar-cost averaging program at any time by sending us a written request or by telephone if we have your telephone authorization on file. The minimum transfer amount is $100 from the Money Market Subaccount or the Total Return Subaccount, as applicable, and may only be requested in whole dollar amounts. Once elected, dollar-cost averaging remains in effect from the date we receive your request in Good Order until the value of the Subaccount from which transfers are being made is depleted or until you cancel the program by written request or by telephone, if we have your telephone authorization on file. You can request changes in writing or by telephone, if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason.

Portfolio Rebalancing Program. Once you allocate your money among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us in writing or by telephone (if you have a telephone authorization on file) to automatically rebalance (on a monthly, quarterly, semi-annual or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. Percentage allocations must be in whole percentages and the total of the percentages must equal 100%. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to us (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your request in Good Order until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using this program. We do not consider a transfer under this program as a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. If you transfer 100% of the value in your Policy to the Fixed Account, any portfolio rebalancing program in effect for your Policy will be canceled. The portfolio rebalancing program is not available while you are participating in the dollar-cost averaging program.

Inquiring About Transactions. You should review every transaction confirmation thoroughly when received. State Farm employs reasonable procedures to ensure the proper and accurate processing of all transactions. In the event you believe a transaction has occurred on your Policy in error, promptly notify the Variable Operation Center via telephone or in writing.

Charges and Deductions

State Farm deducts the charges described below. The charges generally compensate State Farm for the services and benefits State Farm provides, costs and expenses State Farm incurs and/or risks State Farm assumes under or in connection with the Policies.

Services and benefits State Farm provides include:

•	the death, cash and loan benefits provided by the Policy;

•	investment options, including Net Premium allocations, dollar-cost averaging and portfolio rebalancing programs;

•	administration of various elective options under the Policy;

•	the distribution of various reports to Owners; and

•	the ability to make monthly premium payments under the Monthly Payment Plan.

Costs and expenses State Farm incurs include those associated with underwriting applications, increases in Basic Amount, and riders, various overhead and other expenses associated with providing the services and benefits under the Policy, sales and marketing expenses, and other costs of doing business, such as federal, state and local premium and other taxes and fees.

Risks State Farm assumes include the risks that Insureds may live for a shorter period of time than estimated, therefore resulting in the payment of greater Death Benefits than expected, and that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

•

Premium Charge. State Farm deducts a 5% charge from each premium payment before allocating the resulting Net Premium to the Policy Account Value. This charge generally compensates us for the costs we incur in selling the Policies, including payment of commissions to registered representatives.

•

Mortality and Expense Risk Charge. State Farm currently deducts a daily charge from assets in the Subaccounts attributable to the Policies at an annual rate of 0.80% of net assets. State Farm guarantees that this charge will not exceed an annual rate of 0.90% of net assets. This charge does not apply to Fixed Account assets attributable to the Policies. We factor this charge into the Net Investment Factor. This charge generally compensates us for the mortality and expense risks that we assume under the Policy. Mortality risk is the risk that we may have to pay more than anticipated under the Policies due to actual mortality rates differing from our mortality assumptions. Expense risk is the risk that our costs of providing the services and benefits under the Policies will exceed the charges deducted. If the amount we charge is more than sufficient to cover our risks and

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costs, we may make a profit on this charge. If the amount we charge is insufficient, we will bear the loss. State Farm may use any profit for any lawful purpose including paying our expenses related to selling the Policies.

•

Monthly Deduction. State Farm deducts the Monthly Deduction on each Deduction Date from Policy Account Value in the Variable Account and the Fixed Account on a pro rata basis. The Monthly Deduction for each Policy consists of (1) the cost of insurance charge discussed below, (2) a current monthly expense charge of $8 ($6 for Policies purchased before July 1, 2004) guaranteed not to exceed $8 per month, and (3) any charges for optional supplemental benefits that have been added to the Policy (see “Fee Table – Periodic Charges Other Than Annual Fund Expenses – Optional Benefit Charges” and “Optional Supplemental Benefits.” This charge generally compensates us for the risks and costs we assume in providing life insurance coverage under your Policy and in providing the benefits of any optional supplemental benefits that you elect. See “Comment on Cost of Insurance” below for additional information.

•

Surrender Charge. If you surrender or lapse the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount, State Farm will deduct a surrender charge based on the Basic Amount at issue, or increase, as applicable. State Farm will deduct the surrender charge before we pay any surrender proceeds. State Farm does not deduct a surrender charge upon a withdrawal, although it does apply a withdrawal processing fee, as described below. State Farm does not deduct a surrender charge upon a decrease in Basic Amount, but it also will not reduce the surrender charge upon a decrease in Basic Amount.

The surrender charge depends on the Insured’s Age at issue, or on the Policy Anniversary preceding an increase. We calculate the surrender charge based on an amount per $1,000 of the Basic Amount at issue or of the increase in Basic Amount. The maximum surrender charge amount per $1,000 of Basic Amount is $21, which is for Insured’s ages 70 to 80. During the 10-year period a surrender charge is in effect, it increases monthly in the first two years, remains level for the next four years, then decreases by 1⁄5 each year for the next five years to zero. See Appendix B for sample surrender charges. Your Policy will state the surrender charge for your Policy. This charge generally compensates us for the costs we incur in selling the Policies, including payment of commissions to registered representatives.

•

Transfer Charge. State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of 12. For purposes of assessing this fee, each transfer request is considered one transfer, regardless of the number of Subaccounts affected by the transfer. Any unused “free” transfers do not carry over to the next year. Currently, we do not impose this charge. This charge generally compensates us for the administrative costs we incur when processing transfers.

•

Withdrawal Processing Fee. On each withdrawal, State Farm will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested. This charge generally compensates us for the administrative costs we incur when processing withdrawals.

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Loan Interest Charge. For Policies purchased prior to July 1, 2004, State Farm charges an annual interest rate on a Policy loan of 8.00%. If you purchased your Policy on or after July 1, 2004, the annual interest rate on a Policy loan will be 8.00% for the first 10 Policy Years, 7.00% for Policy Years 11 through 20 and 6.50% for Policy Years 21 and later. Loan interest is payable in arrears on each Policy Anniversary. After offsetting the 6.00% interest State Farm guarantees it will credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually) and may be less. Loan interest generally compensates us for making loans available under the Policy.

•	Fund Expenses. Charges deducted from and expenses paid out of the assets of the Funds are described in the prospectuses for the Funds.

•

Premium Taxes. Premium taxes may be deducted from each premium payment. Currently, we do not impose any deductions for premium taxes, but we reserve the right to deduct premium taxes, if any, that may be imposed by a state, municipality, or other governmental entity. In general, we would deduct premium taxes upon the receipt of premium payments. However, we reserve the right to instead deduct premium taxes from Policy Account Value or any amounts payable under the Policy. Premium taxes currently range from 0.0% to 3.5%.

Comment on Cost of Insurance. The cost of insurance is a significant charge under your Policy because it is the primary charge for the Death Benefit provided by your Policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from Policy to Policy and from Deduction Date to Deduction Date. We calculate the cost of insurance separately for the Basic Amount at issue and for any increase in the Basic Amount. The cost of insurance charge is equal to the Company’s current monthly cost of insurance rate for the Insured multiplied by the net amount at risk under the Policy for the Basic Amount at issue or as increased. The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly

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Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider. We also calculate the net amount at risk separately for the Basic Amount at issue and for any increase in the Basic Amount. In determining the net amount at risk for each increase in Basic Amount, the Policy Account Value is first considered part of the initial Basic Amount. If the Policy Account Value exceeds the initial Basic Amount, it is then considered as part of any increases in Basic Amount in the order these increases took effect. The net amount at risk is affected by interest credited to the fixed account, Subaccount investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit option, withdrawals, and increases or decreases in Basic Amount. Your Policy describes more specifically how we calculate this amount.

We base the cost of insurance rate for the Insured on a number of factors, among them, his or her Age, sex, applicable rate class, and Basic Amount. We base the cost of insurance charges on these same factors plus the net amount at risk. We use a standard method of underwriting in determining rate classes, which are based on the health of the Insured and other factors. We currently place Insureds in the following rate classes when we issue the Policy, based on our underwriting: a male or female or unisex rate class where appropriate under applicable law (currently including the state of Montana); and a tobacco, non-tobacco, preferred or super preferred rate class. In addition, the preferred and super preferred rate classes are available only on those Policies issued on or after July 1, 2004.

For all Policies, we also may place Insureds into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates. We may make additional rate classes available in the future. We place juveniles in a male or female or unisex rate class. The original rate class applies to the initial Basic Amount. If we approve an increase in Basic Amount, a different rate class may apply to the increase, based on the Insured’s circumstances at the time of the increase. We may place an Insured into a rate class with extra ratings for a temporary period of time, due to occupation or temporary illness. We also may place an Insured into a rate class with permanent extra ratings.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policy. We base the maximum cost of insurance rates on the Insured’s Age at his or her last birthday at the start of the Policy Year, sex, and, for issue ages 20 and over, tobacco use. If the Insured is age 20 and over on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Non-Smoker Table applies if the Insured is classified as non-tobacco; otherwise, the Commissioners 1980 Standard Ordinary Smoker Mortality Table applies. If the Insured is under age 20 on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Mortality Table applies. Modifications are made for rate classes other than standard.

How Your Policy Account Values Vary

Policy Account Value. The Policy Account Value serves as a starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the Death Benefit. It is the aggregate of the value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and values held in our general account to secure Policy loans. See “Loan Benefits”. We determine the Policy Account Value on the Policy Date and thereafter on each Valuation Day. The Policy Account Value will vary from day to day to reflect the performance of the Subaccounts to which you allocate amounts, interest credited on amounts allocated to the Fixed Account and Loan Account, charges, transfers, withdrawals, Policy loans, Policy loan interest, and Policy loan repayments. There is no minimum guaranteed Policy Account Value. It may be more or less than premiums paid.

Cash Value. The Cash Value on a Valuation Day is the Policy Account Value reduced by any surrender charge that we would deduct if you surrendered the Policy on that day.

Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Cash Value reduced by any Loan Amount.

Subaccount Policy Value. On any Valuation Day, for each Subaccount the Subaccount Policy Value is equal to the number of Subaccount units credited to the Policy multiplied by their unit value for that Valuation Day. When you allocate an amount to a Subaccount, either by Net Premium allocation, transfer of Policy Account Value or repayment of a Policy loan, we credit your Policy with units in that Subaccount based on the next calculated unit value for that Subaccount after we receive the premium payment or transfer request in Good Order. We determine the number of units by dividing the dollar amount allocated, transferred or repaid to the Subaccount by the Subaccount’s unit value for the Valuation Day when we effect the allocation, transfer or repayment. The number of Subaccount units credited to a Policy will decrease when we take the allocated portion of the Monthly Deduction from the Subaccount, take a Policy loan from the Subaccount, transfer an amount from the Subaccount, take a withdrawal from the Subaccount, or surrender the Policy.

Unit Values. A Subaccount’s unit value varies to reflect the investment performance of the underlying Fund, and may increase or decrease from one Valuation Day to the next. We arbitrarily set the unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the unit value by multiplying the value of a unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current valuation period.

Net Investment Factor. The Net Investment Factor is an index we use to measure the investment performance of a Subaccount from one Valuation Period to the next. The Net Investment Factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to

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the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any “ex-dividend” date value occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

Fixed Policy Account Value. The Fixed Policy Account Value on any date on or after the Issue Date is equal to: (1) the sum of the following amounts in the Fixed Account: Net Premium allocations, Policy Account Value transfers, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any Monthly Deductions attributed to the Fixed Account, any withdrawals or transfers (including any transfer processing fee or withdrawal processing fee) from the Fixed Account, and Policy loans taken from the Fixed Account.

Death Benefits

As long as the Policy remains in force, we will pay the Death Benefit once we receive satisfactory proof of the Insured’s death, plus written direction from each eligible recipient of the Death Benefit regarding distribution of Death Benefit proceeds, and any other documents, forms and information we need to deem a Death Benefit claim in Good Order. We will pay the Death Benefit to the Beneficiary.

Amount of Death Benefit Payable. The amount of Death Benefit payable is the amount of insurance determined under the Death Benefit Option in effect on the date of the Insured’s death, plus any supplemental Death Benefit provided by riders, minus any Loan Amount on that date, and if the date of death occurred during a grace period, minus the past due Monthly Deductions.

Under certain circumstances, State Farm may further adjust the amount of the Death Benefit for reasons of material misstatements contained in the application, if the Insured dies by suicide, or if the application misstates the Insured’s Age or sex. If the Insured dies before we issue a Policy, we limit the Death Benefit payable to $1,000,000, unless the Insured is under 15 days old in which case the Death Benefit payable will not exceed $3,000.

Death Benefit Options. State Farm uses the Policy Account Value on the Insured’s date of death to determine the amount of insurance. Under Option 1, the Death Benefit is the greater of (1) the Basic Amount plus any Net Premiums received since the last Deduction Date, or (2) the applicable percentage amount of the Policy Account Value based on the Insured’s Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. Under Option 2, the Death Benefit is the greater of (1) the Basic Amount plus the Policy Account Value, or (2) the applicable percentage amount of the Policy Account Value based on the Insured’s Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. The percentage is 250% to Age 40 and declines thereafter as the Insured’s Age increases. The table of percentages is shown below.

Table of Percentages of Policy Account Value
Age	Percentage	Age	Percentage	Age	Percentage
0–40	250%	54	157%	68	117%
41	243%	55	150%	69	116%
42	236%	56	146%	70	115%
43	229%	57	142%	71	113%
44	222%	58	138%	72	111%
45	215%	59	134%	73	109%
46	209%	60	130%	74	107%
47	203%	61	128%	75–90	105%
48	197%	62	126%	91	104%
49	191%	63	124%	92	103%
50	185%	64	122%	93	102%
51	178%	65	120%	94	101%
52	171%	66	119%	95+	100%
53	164%	67	118%

We reserve the right to change the table if the table of percentages currently in effect becomes inconsistent with any federal income tax laws and/or regulations. Under Option 1, the Death Benefit ordinarily will not change. Under Option 2, the Death Benefit will vary directly with the Policy Account Value, which will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans).

You select the Death Benefit Option when you apply for the Policy. If you do not select a Death Benefit Option, Option 2 will be chosen. You may change the Death Benefit Option on your Policy subject to certain rules.

Changing Death Benefit Options. You may change the Death Benefit Option on your Policy subject to the following rules:

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You must submit each change by written request that we receive at our Variable Operation Center, and you may only change the Death Benefit Option once in any Policy Year. We will process each change on the date we receive your written request at our Variable Operation Center. We will send you revised Policy schedule pages reflecting the new Death Benefit Option and the effective date of the change.

If you request a change from Option 1 to Option 2, the Basic Amount will be decreased by the Policy Account Value on the effective date of the change. When you make a change from Option 2 to Option 1, the Basic Amount after the change will be increased by the Policy Account Value on the effective date of the change. The minimum monthly premium for the Death Benefit Guarantee will also change when you change a Death Benefit Option. Changing the Death Benefit option may have tax consequences and you should consult a tax advisor before doing so.

Changing the Basic Amount. You select the Basic Amount when you apply for the Policy. You may change the Basic Amount, subject to the following conditions:

(1)	State Farm will not permit any change that may result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code.

(2)

You may only make one change (increase or decrease) during a Policy Year. To increase or decrease the Basic Amount, submit a written request in Good Order to our Variable Operation Center. Any increase in the Basic Amount must be at least $25,000 and you must submit an application, along with evidence of insurability satisfactory to State Farm. There must be enough Cash Surrender Value to make a Monthly Deduction that includes the cost of insurance for the increase.

A change in planned premiums may be advisable based on the increase in Basic Amount. See “Planned Premiums”. Also, the Minimum Premium for the Death Benefit Guarantee will increase. See “Death Benefit Guarantee”. If we approve the increase in Basic Amount, the increase will become effective as of the date you apply for it and we will adjust the Policy Account Value to the extent necessary to reflect a portion of the Monthly Deduction attributable to the increase as of the effective date and any intervening Deduction Date based on the increase in Basic Amount. The surrender charge will increase upon an increase in Basic Amount; but we also will not allow any increases after the Policy Anniversary when the Insured is age 80.

Any decrease in the Basic Amount must be at least $10,000. If a request to decrease the Basic Amount or change to Death Benefit Option 2 would reduce the Basic Amount below the stated Basic Amount minimum in the Policy, an amendment to the Policy will be provided showing the reduced amount as the new Basic Amount minimum. We will process any decrease in Basic Amount on the date we receive your written request in Good Order at our Variable Operation Center. Also, the minimum monthly premium for the Death Benefit Guarantee will decrease. State Farm will use any decrease first to reduce the most recent increase, then the next most recent increases, then the initial Basic Amount. We will not deduct a surrender charge upon a decrease in Basic Amount. We will not reduce the surrender charge upon a decrease in Basic Amount.

Changing the Basic Amount may have tax consequences and you should consult a tax advisor before doing so.

Effect of Withdrawals on the Death Benefit. A withdrawal will affect your Death Benefit in the following respects:

•

If Death Benefit Option 1 is in effect, the withdrawal will also reduce the Basic Amount dollar-for-dollar. If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

•	If Death Benefit Option 2 is in effect, the withdrawal will not affect the Basic Amount.

Abandoned Property Requirements. Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity age or date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

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Other Benefits Available Under The Policy

In addition to the standard Death Benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with a benefit included in the table may be found in the Fee Table.

Standard Benefits

Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Death Benefit Guarantee	So long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount, the Policy will not lapse

•  No additional charge.

•  Only available during the first 10 Policy Years (first 9 Policy Years in Texas).

•  Withdrawals, loans, and failure to pay sufficient premiums could cause the guarantee to terminate.

Dollar Cost Averaging Program	Allows you to systematically transfer a set dollar amount from certain Subaccounts to any combination of Subaccounts and/or the Fixed Account on a regular basis.

•  No additional charge.

•  Program transfers permitted on a monthly, quarterly, semi-annual, or annual basis.

•  Program transfers only permitted from the BlackRock Government Money Market V.I. Fund or the BlackRock Total Return V.I. Fund.

•  Cannot be used at the same time as the portfolio rebalancing program.

•  Program transfers do not count against free transfers.

•  Minimum transfer amount is $100.

•  This program may be discontinued at any time.

Portfolio Rebalancing Program	Automatically rebalances your Subaccount Policy Value to return to percentages specified in your allocation instructions.

•  No additional charge.

•  Program rebalances permitted on a monthly, quarterly, semi-annual, or annual basis.

•  Not available for the Fixed Account.

•  Cannot be used at the same time as the dollar cost averaging program.

•  Program rebalances do not count against free transfers

•  This program may be discontinued at any time.

Monthly Payment Plan	You may elect to make premium payments under the Monthly Payment Plan.	• No additional charge. • Making planned premiums does not guarantee that the Policy will not lapse.

Policy Loans	Allows you to take loans against your Policy’s Cash Value.

•  Interest accrues on outstanding Policy loans at a net annual interest rate of 2% or less.

•  Cannot exceed 90% of Cash Value.

•  May significantly reduce Policy values and the Death Benefit.

•  May significantly increase risk of lapse.

•  Portion of Policy Account Value equal to outstanding loan and loan interest held in Loan Account as collateral.

•  Loans may have negative tax consequences.

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Optional Benefits

Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Accidental Death Benefit Rider	Provides a Death Benefit in addition to the Policy’s standard Death Benefit if the Insured’s death occurs as the result of an accident.	• Subject to an additional charge. • No longer available for election. • Benefit will automatically terminate on the Policy Anniversary when the Insured is Age 70.
Guaranteed Insurability Option Rider	Allows you to increase the Basic Amount on specific option dates without evidence of insurability.	• Subject to an additional charge. • No longer available for election. • Benefit will automatically terminate on the Policy Anniversary when the Insured is Age 49.
Waiver of Monthly Deduction Rider	Provides for the waiver of Monthly Deductions upon total disability of the Insured.

•  Subject to an additional charge.

•  No longer available for election.

•  Waiver continues only for as long as the disability continues.

•  Benefit will automatically terminate on the Policy Anniversary when the Insured is Age 60.

Additional Insured’s Level Term Rider	Provides level term insurance coverage for the Insured’s spouse.	• Subject to an additional charge. • No longer available for election. • Benefit will automatically terminate on the Policy Anniversary when the spouse is Age 85.

Children’s Term Rider	Provides term life insurance on your eligible children.	• Subject to an additional charge. • No longer available for election. • Benefit will automatically terminate on the Policy Anniversary when the Insured is Age 65.

Loans

You may borrow an amount(s) up to 90% of your Cash Value at any time. Outstanding Policy loans, including accrued interest, reduce the amount available for new loans. You may make requests for Policy loans in writing or by telephone (if we have your telephone authorization on file). See “Telephone Transactions”.

However, requests for loans over $100,000 must be in writing. In addition loan requests on the following types of Policies must be in writing:

•	Policies considered Modified Endowment Contracts.

•	Policies owned by a trust.

•	Policies that have a collateral assignment or irrevocable beneficiary designated.

•	Policies subject to a power of attorney.

Loan Account. Making a loan does not affect the Policy Account Value. However, we transfer an amount equal to the loan proceeds from the Policy Account Value in the Variable Account and Fixed Account to the Loan Account, and hold this amount as “collateral” for the loan. If you do not direct an allocation for this transfer when requesting the loan we will take it on a pro rata basis from the Fixed Account and the Variable Account. When you repay a loan, we transfer an amount equal to the repayment from the Loan Account to the Variable Account and Fixed Account and allocate this amount as you direct when submitting the repayment. If you provide no direction, we will allocate the amount in accordance with your standing instructions for Net Premium allocations.

Interest. We will charge interest daily on any outstanding Policy loan at an effective annual rate of 8.00%. However, for a Policy purchased on or after July 1, 2004, the annual interest on a Policy loan will be 8.00% for the first 10 Policy Years, 7.00% for Policy Years 11 through 20 and 6.50% for Policy Years 21 and later. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. On each Policy Anniversary, any unpaid amount of loan interest accrued since the last Policy Anniversary becomes part of the outstanding loan. We transfer an amount equal to the unpaid amount of interest to the Loan Account from each Subaccount and the Fixed Account on a pro-rata basis according to the respective values in each Subaccount and the Fixed Account. On each Deduction Date, we will credit the amount in the Loan Account with interest at a minimum guaranteed annual effective rate of 6.0%. On each Deduction Date, we will transfer the interest so earned to the Subaccounts and the Fixed Account in accordance with the instructions for Net Premium allocations then in effect.

Loan Repayment. You may repay all or part of your Loan Amount at any time while the Insured is living and the Policy is in force. You must send loan repayments to our Variable Operation Center and we will credit the repayment at the end of the Valuation Period during which we receive them. State Farm does not treat a loan repayment as a premium payment and loan repayments are not subject to the 5% premium charge.

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Effect of Policy Loan. A Policy loan, whether or not repaid, will affect Policy values over time (such as Policy Account Value, Cash Surrender Value, and the Death Benefit) because the investment results of the Subaccounts and current interest rates credited on Policy Account Value in the Fixed Account will apply only to the non-loaned portion of the Policy Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the Policy loan is outstanding, the effect could be favorable or unfavorable.

Policy loans reduce the amount available for allocations, surrender, and transfers, and, particularly if not repaid, could make it more likely than otherwise for a Policy to terminate. If you surrender the Policy or the Death Benefit becomes payable while a Policy loan is outstanding, we will deduct the Loan Amount in calculating the surrender proceeds or Death Benefit. If the Loan Amount exceeds the Cash Value on any Deduction Date and the Death Benefit Guarantee is not in effect, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid lapse. Policy loans may have tax consequences and you should consult a tax advisor before taking out a loan.

Surrender and Withdrawals

Full Surrender. You may surrender your Policy at any time for its Cash Surrender Value, as calculated at the end of the Valuation Day when we receive your request in Good Order (or on a later date, if you so request). However, we reserve the right to reject any request with a requested withdrawal date later than 14 days after the request is signed. We will process any surrender request received in our Variable Operation Center after the close of the Valuation Period on the next Valuation Day (unless you request a later date). A surrender charge may apply. The withdrawal processing fee assessed on withdrawals does not apply to full surrender. See “Charges and Deductions, Surrender Charge”. Your Policy will terminate and cease to be in force if you surrender it for a lump sum. You cannot later reinstate the Policy. Surrendering your Policy may have tax consequences and you should consult a tax advisor before doing so.

Withdrawals. You may make withdrawals under your Policy. You may make withdrawal requests in writing or by telephone (if we have your telephone authorization on file). See “Telephone Transactions”. If your Policy is considered a Modified Endowment Contract, all withdrawal requests must be in writing. We will process any withdrawal request received in our Variable Operation Center before the close of a Valuation Period at the unit value(s) next determined after we receive your request in Good Order (or at a later date if you so request). We will process any withdrawal request received in our Variable Operation Center after the close of a Valuation Period on the next Valuation Day (or at a later date if you so request). However, we reserve the right to reject any request with a requested withdrawal date later than 14 days after the request is signed. The minimum withdrawal amount is $500. A withdrawal must be less than the Cash Surrender Value on the day the request for withdrawal is effective. You may not make more than four withdrawals during a Policy Year. On each withdrawal, we will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested. When you request a withdrawal, you can direct us how to deduct the withdrawal from your Policy Account Value. If you provide no directions, we will deduct the withdrawal from your Policy Account Value in the Subaccounts and Fixed Account on a pro-rata basis. Making a withdrawal under your Policy may have tax consequences and you should consult a tax advisor before doing so.

A withdrawal can affect the Basic Amount, Death Benefit, and net amount at risk (which is used to calculate the cost of insurance charge (see “Charges and Deductions”)). If Death Benefit Option 1 is in effect, we will reduce the Basic Amount by the amount of the withdrawal (including the withdrawal processing fee). If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

Settlement Options

The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy other than in a lump sum. The Variable Operation Center can explain these options upon request. None of these options vary with the investment performance of a Variable Account. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under Settlement Options.

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payments

Requesting Payments

You must send written requests for payment (except where we authorize telephone requests) to our Variable Operation Center. We will ordinarily pay any Death Benefit, loan proceeds or surrender or withdrawal proceeds in a lump sum within seven days after receipt in Good Order at our Variable Operation Center of all the documents required for such a payment or, for surrenders and withdrawals, on a later date if you so request. All loan, surrender, and withdrawal proceeds are generally paid by check and sent to the address of record for the Policy. Other than the Death Benefit, which we determine as of the date of the Insured’s death, we will determine the amount as of the end of the Valuation Period during which our Variable Operation Center receives all required documents or, for surrenders and withdrawals, on a later date if you so request.

We may delay making a payment or processing a transfer request if:

•

the disposal or valuation of the Variable Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

•	the SEC, by order, permits postponement of payment to protect State Farm’s Owners.

If, pursuant to SEC rules, the BlackRock Government Money Market V.I. Fund suspends payment of redemption proceeds in (connection with a liquidation of the Fund or due to Fund liquidity levels), we will delay payment of any transfer, withdrawal, surrender, or Death Benefit from the Money Market Subaccount until the Fund pays redemption proceeds.

We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal or surrender request for up to six months from the date we receive the request.

Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, full surrenders, loans or Death Benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the Owner or the Insured and the Policy to government agencies and departments.

Telephone Transactions

You may make certain requests under the Policy by telephone provided we have your written authorization on file at the Variable Operation Center. These include (with certain restrictions) requests for transfers, withdrawals, Policy loans, address changes, changes in premium allocation designations, and the addition of or changes to the dollar-cost averaging or portfolio rebalancing programs. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, if we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Variable Operation Center.

Optional Supplemental Benefits

The following is a description of certain supplemental benefits that have been offered as riders to your Policy. If you elect one or more of these benefits, State Farm will deduct monthly charges for the benefits you select from your Policy Account Value as part of the Monthly Deduction See “Monthly Deduction”.

•

Accidental Death Benefit Rider. Provides a Death Benefit in addition to the Policy’s basic Death Benefit if the Insured’s death occurs as the result of an accident. The rider will automatically terminate on the Policy Anniversary when the Insured is Age 70.

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•

Guaranteed Insurability Option Rider. Allows you to increase the Basic Amount on the specific option dates without evidence of insurability. The rider will automatically terminate on the Policy Anniversary when the Insured is Age 49.

•

Waiver of Monthly Deduction Rider. Provides for the waiver of the Monthly Deductions upon total disability of the Insured for as long as the disability continues. The rider will automatically terminate on the Policy Anniversary when the Insured is Age 60.

•

Additional Insured’s Level Term Rider. Provides level term insurance coverage for the Insured’s spouse. The rider will automatically terminate on the Policy Anniversary when the spouse is Age 85. The coverage on this benefit may be decreased by the Owner upon request. This rider may not be available in all states.

•	Children’s Term Rider. Provides term life insurance on your eligible children. The rider will automatically terminate on the Policy Anniversary when the Insured is Age 65.

We no longer offer supplemental benefits as new riders to existing policies. These riders will remain as part of your Policy if previously selected. These riders can be terminated upon request by the Owner at any time. Once removed from a Policy, a rider cannot be re-elected. If a rider is terminated under your Policy, your Policy will no longer be subject to the additional charge associated with that rider. Additional rules and limits apply to these supplemental benefits. Please contact our Variable Operation Center for further information.

Other Policy Provisions

The Beneficiary. You designate the Beneficiary(ies) when you apply for the Policy. The Beneficiary is entitled to the insurance benefits under the Policy. You may change the Beneficiary or the order of payment during the Insured’s lifetime by providing a written request to the Variable Operation Center. We will effect your change on the date you sign the request or on any later date specified in the request, but the change will not affect any action we have taken before we receive the request. When the Insured dies, we will make payment in equal shares to the primary Beneficiary(ies) living when payment is made. If a primary Beneficiary dies after the first payment is made, we will pay that primary Beneficiary’s unpaid share in equal shares to the other primaries living when payment is made. If the last primary Beneficiary dies, we will make payment in equal shares to the successor Beneficiaries living when payment is made. If a successor dies when receiving payments, we will pay that successor’s unpaid share in equal shares to the other successors living when payment is made. If, at any time, no primary or successor is alive, we will make a one sum payment in equal shares to the final Beneficiaries. If, at any time, no Beneficiary is living, we will make a one-sum payment to you, if you are alive when payment is made. Otherwise, we will make a one-sum payment to the estate of the last survivor of you and all Beneficiaries.

Change of Owner. When allowed by law, you may change the Owner of the Policy by sending a written request to our Variable Operation Center while the Insured is alive and the Policy is in force. The change will take effect the date you sign the written request, but the change will not affect any action we have taken before we receive the written request. A change of Owner does not change the Beneficiary designation. A change of Owner may have adverse tax consequences. You should consult a tax advisor before changing an Owner.

Exchange Provision. You have the right to transfer all of your Policy Account Value to the Fixed Account. During the first two Policy Years or the first two years after an increase in Basic Amount (only the first 18 months after the Policy Date in Connecticut), we do not count such transfers for purposes of determining whether a transfer processing fee applies. In Connecticut, during the first 18 months after the Policy Date, you also have the right to request a new policy. Please see the Policy for complete details.

Reinstatement. If you have not surrendered the Policy, you may reinstate the Policy within five years after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability.

Modifying the Policy. Upon notice to you, at any time we may make such changes in the Policy as are necessary: to assure compliance at all times with the definition of life insurance prescribed by the Code; to make the Policy, our operations, or the Variable Account’s operations conform with any law or regulation issued by any government agency to which they are subject; or to reflect a change in the operation of the Variable Account, if allowed by the Policy. Only a State Farm officer has the right to change the Policy. No other person has the authority to change the Policy or waive any of its terms. A State Farm officer must sign all endorsements, amendments, or riders in order for those documents to be valid. If we modify the Policy, we will make appropriate endorsements to the Policy.

Maturity Date (Texas and Maryland Policies). For a Policy issued in Texas or Maryland, if the Insured is alive on the Maturity Date, State Farm will pay the Cash Surrender Value on the Maturity Date to the Owner and the Policy will terminate. The Maturity Date is the Policy Anniversary when the Insured is Age 100.

State Farm and The Fixed Account

State Farm Life Insurance Company. State Farm is an Illinois stock life insurance company that is wholly-owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. State Farm’s Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm was incorporated in 1929 and has been continuously engaged in the life insurance business since that year. State Farm is subject to regulation by the Insurance Department of the State of Illinois as well as by the insurance departments of all other states and jurisdictions in

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which it does business. State Farm sells insurance in 47 states and the District of Columbia. State Farm submits annual statements on its operations and finances to insurance officials in such states and jurisdictions. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

State Farm’s Fixed Account Option. The Fixed Account is part of State Farm’s general account assets. State Farm owns the assets in the general account, and uses its general account assets to support its insurance and annuity obligations other than those funded by separate accounts. These assets are subject to State Farm’s general liabilities from business operations. Subject to applicable law, State Farm has sole discretion over the investment of the Fixed Account’s assets.

Because of exemptive and exclusionary provisions, State Farm has not registered interests in the Fixed Account under the Securities Act of 1933, nor has State Farm registered the Fixed Account as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The Variable Account

State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law.

The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Annuity Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other policy liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account. State Farm is obligated to pay all amounts promised to investors under the Policy.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policy if, in State Farm’s judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

State Farm reserves the right, subject to compliance with applicable law, to (1) create new separate accounts; (2) combine separate accounts, including the Variable Account; (3) add new Subaccounts to or remove existing Subaccounts from the Variable Account or combine Subaccounts; (4) make any Subaccount available to such classes of policies as we may determine; (5) add new Funds or remove existing Funds; (6) substitute new Funds for any existing Fund as described in the preceding paragraph; (7) deregister the Variable Account under the 1940 Act if such registration is no longer required; and (8) operate the Variable Account as a management investment company under the 1940 Act or in any other form permitted by law.

Any change as described in the previous paragraph must be approved by State Farm and will be subject to any regulatory approvals required by applicable law. State Farm may by appropriate endorsement change the Policy to reflect any such change. The investment policy of the Variable Account will be changed only with the approval of the insurance supervisory official of the state in Illinois, our State of domicile. The investment policy of the Variable Account is to invest in one or more investment companies.

The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity policies. We currently do not foresee any disadvantage to Owners arising from the sale of shares to support variable life insurance policies and variable annuity policies. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account’s investment in that Fund. The Funds also may sell shares directly to certain pension and qualified retirement plans under the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund as an investment option under the Policies or replacing the Fund with another fund. See the Fund’s prospectus for more detail.

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Support for Benefits Under the Policy

The benefits under the Policy are paid by us from our general account assets and/or your Policy Account Value held in the Variable Account. It is important that you understand that payment of these benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Variable Account. You assume all of the investment risk for premiums and Policy Account Value allocated to the Subaccounts. Your Policy Account Value in the Subaccounts is part of the assets of the Variable Account. These assets may not be charged with liabilities arising from any other business that we may conduct. This means that, with very limited exceptions, all assets in the Variable Account attributable to your Policy Account Value and that of all other Policy owners would receive a priority of payment status over other claims in the event of an insolvency or receivership.

Assets in the General Account. The Policy also permits you to allocate premiums and Policy Account Value to the Fixed Account, which is part of our general account. Amounts allocated to the Fixed Account or held in the Loan Account, plus any guarantees under the Policy that exceed your Policy Account Value (such as those associated with the Death Benefit), are paid from our general account. Therefore, any amounts that we may pay under the Policy in excess of Policy Account Value are subject to our financial strength and claims-paying ability.

We issue other types of insurance policies and financial products as well, such as fixed term and universal life insurance and fixed annuities and we also pay our obligations under these products from the assets in our general account. In the event of State Farm’s insolvency or receivership, payments we make from our general account to satisfy claims under the Policy would generally receive the same priority as our other policy holder obligations.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

Information Regarding the COVID-19 Pandemic. The COVID-19 pandemic has resulted in operational disruptions, as well as market volatility and general economic uncertainty. To address operational disruptions in connection with the COVID-19 pandemic, we have implemented business continuity plans so we can continue to provide services to our customers, even as many of our employees and the employees of our service providers continue to work remotely. While these efforts have been successful to date, we continue to be subject to risks that could negatively impact our operations, including system failure, mail delivery delays, unavailability of critical personnel due to illness or other reasons related to the pandemic, and disruptions to service providers. Significant market volatility and negative market returns have occurred during the COVID-19 pandemic. While we are confident in our ability to manage the financial risks related to the COVID-19 pandemic, the extent and duration of such risks cannot be predicted with certainty, and prolonged negative economic conditions could have a negative impact on our financial condition.

Voting of Fund Shares

State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Account Value in the Subaccounts.

An Owner has voting rights with respect to each Subaccount to which that Owner has allocated Policy Account Value. The number of votes available to an Owner will be calculated separately for each Subaccount, and may include fractional votes. The number of votes with respect to a given Subaccount will be determined by applying the Owner’s percentage interest, if any, in that Subaccount to the total number of votes attributable to that Subaccount. An Owner’s percentage interest will be based on (i) the dollar amount of the Owner’s Policy Account Value allocated to that Subaccount, relative to (ii) the total dollar value of that Subaccount.

To obtain voting instructions from Owners, before a meeting of shareholders of the Funds State Farm will send or make available to Owners voting instruction material, a voting instruction form and any other related material. It is important that each Owner provide voting instructions to State Farm because shares held by a Subaccount for which no timely

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instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. As a result, a small number of Owners may control the outcome of a vote. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

Tax Considerations

Introduction. The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Please consult counsel or other competent tax advisors for more complete information. This discussion is based upon State Farm’s understanding of the present Federal income tax laws. State Farm makes no representation as to the likelihood of continuation of the present Federal income tax laws or as to how the Internal Revenue Service (the “IRS”) may interpret such laws.

Tax Status of the Policy. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, State Farm believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, State Farm may take appropriate steps to bring the Policy into compliance with such requirements and reserves the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax currently on income and gains produced by those assets. Although published guidance does not address certain aspects of the Policy, we believe that the owner of a Policy should not be treated as the owner of the underlying assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Policies from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Variable Account be “adequately diversified” in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. State Farm intends that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. State Farm believes that the Death Benefit under a Policy should generally be excludible from the gross income of the Beneficiary. Federal, state and local gift, estate, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. Consult a tax advisor on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment) a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will generally fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments. In addition, a Policy received in a tax-free transaction for a life insurance policy that is a Modified Endowment Contract will also be classified as a Modified Endowment Contract.

In some circumstances, if there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced amount. If there is a “material change” in the Policy’s benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when the Death Benefit is increased. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits.

A current or prospective Owner should consult with a competent tax advisor to determine whether a premium payment or any other Policy transaction will cause the Policy

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to be classified as a Modified Endowment Contract. We also will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a Modified Endowment Contract.

Distributions other than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)

All distributions, other than Death Benefits, such as distributions upon surrender and withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Account Value (Cash Surrender Value for surrenders) immediately before the distribution over the Owner’s total investment in the Policy at the time. “Total investment in the Policy” generally means the aggregate amount of any premiums or considerations paid for a Policy.

(2)	Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

(3)

A 10 percent additional income tax is imposed on the amount included in income except where the distribution or loan is made when the Owner has attained age 59 1⁄2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract. All requests for surrenders, withdrawals and loans from a Modified Endowment Contract must be in writing.

Distributions other than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions from a Policy that is not a Modified Endowment Contract are generally treated first as a recovery of an Owner’s investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from, nor loans from or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

Withholding. To the extent that Policy distributions are taxable, they are subject to withholding for a recipient’s federal income tax liability. In most situations, recipients can elect not to have taxes withheld from distributions. However, if withholding instructions are not received at the time of the good order disbursement request, taxes will be withheld and reported to the IRS.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Policy Loans. In general, interest on a loan from a Policy will not be deductible. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding loan will be taxed as if it were a distribution from the Policy. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences.

Multiple Policies. All Modified Endowment Contracts that are issued by State Farm (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Continuation Beyond Age 100. The tax consequences of allowing the Policy to continue in force beyond the 100th birthday of the Insured are uncertain. An owner should consult a tax advisor as to those consequences.

Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you

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are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Guidance on Split Dollar Plans. The Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Split Dollar Arrangements. In addition, the IRS and Treasury Department have issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts. You should consult a qualified tax advisor about the impact of this tax on distributions from the Policy.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

Our Income Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for

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state and local premium taxes) that we incur that may be attributable to the Variable Account or its Subaccounts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Variable Account or its Subaccounts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Additional Information

Sale of the Policies. State Farm VP Management Corp., an affiliate of State Farm due to common control, acts as the principal underwriter and distributor of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life Insurance Company Variable Annuity Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the Financial Industry Regulatory Authority (FINRA). The Policies may not be available in all states. The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.

We pay commissions to State Farm VP Management Corp. for sales of the Policies by its registered representatives under two alternative commission schedules, depending on which schedule the State Farm VP Management Corp.’s registered representative is party to. Under the first schedule, commissions will not exceed 40% of the premiums received up to the Primary Compensation Premium (as defined in agreements between State Farm VP Management Corp. and its registered representatives) and 3.50% of all other premiums received. Under the second schedule, commissions will not exceed 30% of the premiums received up to the first Primary Compensation Premium, 15% of the premiums received up to the next two Primary Compensation Premiums, and 4% of all other premiums received. In addition, State Farm or its affiliates may pay additional cash and/or non-cash compensation to State Farm VP Management Corp.’s registered representatives. We also pay State Farm VP Management Corp.’s operating and other expenses related to distributing the Policies.

Commissions and other incentives are recouped through fees and charges deducted under the Policy.

Personalized Illustrations. We may provide personalized illustrations showing how the Policy works based on assumptions about investment returns and the Policy owner’s and/or Insured’s characteristics. The illustrations are intended to show how the Death Benefit, Policy Account Value, and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as Basic Amount, premium payments, Insured, rate class, and Death Benefit Option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

The illustrated Death Benefit, Policy Account Value, and Cash Surrender Value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

Reports to Policy Owners. State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, the Fixed Account and the Loan Account at its Variable Operation Center. Each year, or more often if required by law, we will send you a report showing information about your Policy for the period covered by the report. State Farm also will send you an annual and a semi-annual report (or a notice regarding the availability of such report, if permitted by applicable law) for each Fund underlying a Subaccount to which you have allocated Policy Account Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction) or if you take out a Policy loan, make transfers or make withdrawals, you will receive a written confirmation of these transactions.

Incontestability. The Policy limits our right to contest the Policy as issued or as increased, for reasons of material misstatements contained in the application, after it has been in force during the Insured’s lifetime for a minimum period, generally for two years from the Issue Date of the Policy or effective date of the increase.

33

Misstatement of Age or Sex. State Farm will adjust the Death Benefit if the application misstates the Insured’s Age or sex.

Limited Death Benefit—Suicide Exclusion. The Policy limits the Death Benefit if the Insured dies by suicide generally within two years after the Issue Date of the Policy or effective date of the increase.

Assignment. You may assign the Policy subject to its terms. We are not deemed to know of an assignment unless we receive a written copy of it at our Variable Operation Center. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. See “Tax Considerations.”

Dividends. The Policy is participating. However, we do not anticipate paying any dividends on the Policy.

Legal Proceedings. State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, the ability of State Farm VP Management Corp. to perform under its principal underwriting agreement with the Variable Account, or the ability of State Farm to meet its obligations under the Policies.

Financial Statements. Financial statements for State Farm and the Variable Account are included in the Statement of Additional Information. The back cover page of this prospectus includes instructions on how to request a Statement of Additional Information free of charge.

34

Business Continuity Plan Disclosure for State Farm VP Management Corp.

State Farm VP Management Corp. has developed a Business Continuity Plan on how we will respond to events that significantly disrupt our business. Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur. With that in mind, we are providing you with this information on our business continuity plan.

Contacting Us — If after a significant business disruption you cannot contact us as you usually do at 1-888-702-2307, you can contact your State Farm agent (registered representative) or you may contact another local registered State Farm agent, or you should go to our web site at statefarm.com®.

Our Business Continuity Plan — We plan to quickly recover and resume business operations as soon as possible after a significant business disruption and respond by safeguarding our employees and property, making a financial and operational assessment, protecting the firm’s books and records, and allowing our customers to transact business. In short, our business continuity plan is designed to permit our firm to resume operations as quickly as possible, given the scope and severity of the significant business disruption.

Our business continuity plan addresses: data back-up and recovery; all mission critical systems; financial and operational assessments; alternative communications with customers, employees, and regulators; alternate physical location of employees; critical supplier, contractor, bank and counter-party impact; regulatory reporting; and procedures to help ensure that our customers have prompt access to their funds and securities if we are unable to continue our business.

Our business continuity plan may be revised or amended. If changes are made, an updated summary will be promptly posted on our website (statefarm.com® ). You may obtain a current summary of our business continuity plan by writing to us at State Farm Life Insurance Company Variable Life Separate Account of State Farm Life Insurance Company P.O. Box 2307 Bloomington, IL 61702-2307.

Varying Disruptions — Significant business disruptions can vary in their scope, such as only our firm, a single building housing our firm, the business district where our firm is located, the city where we are located, or the whole region. Within each of these areas, the severity of the disruption can also vary from minimal to severe. In a disruption to only our firm or a building housing our firm, we may transfer our operations to a local site when needed and expect to recover and resume business within 1 business day. In a disruption affecting our business district, city, or region, we will transfer our operations to a site outside of the affected area, and expect to recover and resume business within 3 business days. In either situation, we plan to continue in business, transfer operations if necessary, and notify you through our web site statefarm.com®, or you can contact us at 1-833-593-7109. In the unlikely event that the significant business disruption is so severe that it prevents us from remaining in business, our plan provides procedures to help ensure that our customers have prompt access to their funds and securities.

In all of the situations described above, in light of the various types of disruptions that could take place and that every emergency poses unique problems, it may take longer to resume operations during any particular disruption.

For more information — If you have questions about our business continuity planning, you can contact us at 1-888-702-2307.

Securities Investor Protection Corporation (SIPC)

You may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by contacting SIPC. SIPC’s website address is sipc.org and SIPC’s telephone number is (202) 371-8300.

35

Appendix A: Funds Available Under The Policy

The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time. You can request this information at no cost by calling (888) 702-2307 or sending an email request to home.vlife-blk-fund-requests.704j01@statefarm.com.

The current expenses and performance information below reflect fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund and Adviser / Subadviser	Current Expenses		Average Annual Total Returns (as of 12/31/21)
				1 year	5 year	10 year
Seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing.	BlackRock Government Money Market V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	0.30	%(1)	0.01%	0.91%	0.47%
Seeks to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.	BlackRock International Index V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	0.27	%(1)	11.30%	9.61%	7.80%
Seeks to provide total return.	BlackRock 60/40 Target Allocation ETF V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	0.38	%(1)	11.99%	11.27%	N/A
Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the S&P 500.	BlackRock S&P 500 Index V.I. Fund – Class I Adviser: BlackRock Advisors, LLC	0.14%		28.53%	18.26%	16.25%
Seeks to match the performance of the Russell 2000 as closely as possible before the deduction of Fund expenses.	BlackRock Small Cap Index V.I. Fund –Class I Adviser: BlackRock Advisors, LLC	0.22%		14.57%	11.85%	12.92%
Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Total Return V.I. Fund – Class I Adviser: BlackRock Advisors, LLC Subadvisers: BlackRock International Limited BlackRock (Singapore) Limited	0.47	%(1)	-1.42%	3.92%	3.61%

(1)	The Fund’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

36

APPENDIX B

Example of Surrender Charges

Beginning		Policy Issued to Insured Age 25				Policy Issued to Insured Age 50
Policy Year	Policy Month	$100,000 Initial Basic Amount		$50,000 Increase In Basic Amount, Policy Beginning of Year 16 (Age 40)		$100,000 Initial Basic Amount		$50,000 Increase in Basic Amount, Beginning of Year 16 (Age 65)
1	1	$10.00	*	$0.00		$53.00	*	$0.00
1	6	60.00		0.00		318.00		0.00
1	12	120.00		0.00		636.00		0.00
2	6	180.00		0.00		954.00		0.00
2	12	240.00		0.00		1,272.00		0.00
3	1	240.00		0.00		1,272.00		0.00
4	1	240.00		0.00		1,272.00		0.00
5	1	240.00		0.00		1,272.00		0.00
6	1	240.00		0.00		1,272.00		0.00
7	1	236.00		0.00		1,250.80		0.00
8	1	188.00		0.00		996.40		0.00
9	1	140.00		0.00		742.00		0.00
10	1	92.00		0.00		487.60		0.00
11	1	0.00		0.00		0.00		0.00
12	1	0.00		0.00		0.00		0.00
13	1	0.00		0.00		0.00		0.00
14	1	0.00		0.00		0.00		0.00
15	1	0.00		0.00		0.00		0.00
16	1	0.00		15.38	*	0.00		40.42	*
16	6	0.00		92.25		0.00		242.50
16	12	0.00		184.50		0.00		485.00
17	6	0.00		276.75		0.00		727.50
17	12	0.00		369.00		0.00		970.00
18	1	0.00		369.00		0.00		970.00
19	1	0.00		369.00		0.00		970.00
20	1	0.00		369.00		0.00		970.00
21	1	0.00		369.00		0.00		970.00
22	1	0.00		362.85		0.00		953.83
23	1	0.00		289.05		0.00		759.83
24	1	0.00		215.25		0.00		565.83
25	1	0.00		141.45		0.00		371.83
26	1	0.00		0.00		0.00		0.00

*

In this example, the Surrender Charge increases by approximately this amount each month through the first 2 years after issue or increase. The Surrender Charge then remains level through the end of the 6th year. Starting at the beginning of the 7th year after issue or increase, the surrender charge decreases by 1/5 at the beginning of each year, until it is zero in the 11th year.

37

The Statement of Additional Information (SAI), dated May 1, 2022, includes additional information about the Policy, the Variable Account, and State Farm. The SAI is incorporated by reference into this prospectus. The SAI is available, without charge, upon request. For a free copy of the SAI, or to request other information about the Policy or make other inquiries (including to request personalized illustrations of Death Benefits, Cash Surrender Values, and Policy Account Values), please write or call the Variable Operation Center. The address and telephone number of the Variable Operation Center is:

State Farm Variable Products

Attn: Variable Operation Center

One State Farm Plaza, B-2

Bloomington, Illinois 61710-0001

Telephone: (888) 702-2307 (Toll free)

You may also find information online at www.statefarm.com.

Reports and other information about the Variable Account are available on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

State Farm VP Management Corp. serves as the principal underwriter and distributor of the Policies. More information about State Farm VP Management Corp. and its registered persons is available from the Financial Industry Regulatory Authority (FINRA). You may obtain information about FINRA’s BrokerCheck tool, including an investor brochure that includes information describing FINRA’s BrokerCheck tool, by contacting FINRA’s BrokerCheck Hotline at (800) 289-9999, or by visiting FINRA’s website at http://www.finra.org.

Policy series 97035 in all states except MT, NY, WI; 97085 in MT, A97035 in NY and WI; and also 97036 in TX.

EDGAR Contract Identifier No. C000007015

STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

(Registrant)

STATE FARM LIFE INSURANCE COMPANY

(Depositor)

STATEMENT OF ADDITIONAL INFORMATION

STATE FARM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

This Statement of Additional Information (“SAI”) contains additional information regarding the State Farm Variable Universal Life Insurance Policy (the “Policy”), the individual flexible premium variable universal life insurance policy offered by State Farm Life Insurance Company (“State Farm,” “we,” “us,” or “our”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2022, and the prospectuses for the Funds. You may obtain a copy of these prospectuses by contacting us at the Variable Operation Center. The address and telephone number of the Variable Operation Center is:

State Farm Variable Products

Attn: Variable Operation Center

One State Farm Plaza, B-2

Bloomington, Illinois 61710-0001

Telephone: (888) 702-2307 (Toll free)

Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2022.

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION AND HISTORY OF STATE FARM AND THE VARIABLE ACCOUNT

The Policy is issued by State Farm and is supported by the Variable Account. Please see “State Farm and the Fixed Account” and “The Variable Account” in the prospectus for general information and history about State Farm and the Variable Account.

NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY

All non-principal risks of investing in the Policy are disclosed in the prospectus.

OTHER INFORMATION

The Compliance and Ethics Forum for Life Insurers

We and State Farm Life and Accident Assurance Company are members of The Compliance and Ethics Forum for Life Insurers (CEFLI). CEFLI is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of CEFLI agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Safekeeping of Account Assets

We hold the Variable Account’s assets physically segregated and apart from the general account. We maintain records of all purchases and sale of portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $5 million covering our directors, officers, and employees has been issued by National Union Fire Insurance Company.

Principal Underwriter

State Farm VP Management Corp., the principal underwriter of the Policy, is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm VP Management Corp. is affiliated with State Farm Life Insurance Company because each company is directly or indirectly owned by State Farm Mutual Automobile Insurance Company. State Farm VP Management Corp. received $1,476,267 in 2021, $1,436,382 in 2020, and $1,357,661 in 2019 as commissions for serving as principal underwriter of the Policy. State Farm VP Management Corp. did not retain any commissions in 2021, 2020 and 2019.

The offering of the Policy is continuous. We discontinued new sales of the Policy during the latter half of 2008; however, we will continue to administer existing Policies and will continue to accept premiums and permit transfers for such Policies.

Underwriting Procedures

State Farm will follow its established insurance underwriting procedures for life insurance designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided about the proposed Insured before a determination can be made. We use a standard method of underwriting in determining rate classes, which are based on the health of the Insured and other factors. We place Insureds in the following rate classes when we issue the Policy, based on our underwriting: a male or female or unisex rate class where appropriate under applicable law; and a tobacco, non-tobacco, preferred or super preferred rate class. In addition, the preferred and super preferred rate classes are available only on those Policies issued on or after July 1, 2004. We place juveniles in a male or female or unisex rate class. For all Policies, we also may place Insureds into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates.

1

Experts

The statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company as of December 31, 2021 and 2020, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years ended December 31, 2021, 2020 and 2019, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

As stated in their report, these financial statements were prepared by the Company on the basis of the accounting practices prescribed or permitted by the Illinois Department of Insurance (statutory basis), which is a basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of the Company in conformity with GAAP, but an unmodified opinion in conformity with statutory basis of accounting.

The statement of assets and contract owners’ equity of the State Farm Life Insurance Company Variable Life Separate Account at December 31, 2021, and the statement of operations for the year then ended, and the statement of changes in contract owners’ equity for each of the two years in the period ended December 31, 2021, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

The principal business address of PricewaterhouseCoopers LLP is One North Wacker, Chicago, IL, 60606.

Financial Statements

The audited statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company as of December 31, 2021 and 2020, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the years ended December 31, 2021, 2020 and 2019, as well as the Report of Independent Registered Public Accounting Firm, appears in this SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Statements of assets and policy owners’ equity and surplus of the State Farm Life Insurance Company Variable Life Separate Account at December 31, 2021, and the results of its operations for the year then ended, and

2

the changes in its policy owners’ equity and surplus for each of the two years in the period ended December 31, 2021, also appear in the SAI.

The audits were conducted in accordance with standards of the Public Company Accounting Oversight Board (United States).

3

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Report on Audits of Financial Statements—Statutory Basis

For the Years Ended December 31, 2021, 2020, and 2019

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Report of Independent Auditors

To the Board of Directors of

State Farm Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of State Farm Life Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities, capital and surplus as of December 31, 2021 and 2020, and the related statutory basis statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

February 24, 2022

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Admitted Assets, Liabilities, Capital and Surplus—Statutory Basis (in thousands)

As of December 31, 2021 and 2020

ADMITTED ASSETS	2021	2020
Bonds:
United States government	$2,656,409	$3,046,487
Canadian government and subdivisions	18,970	18,964
Other governmental units	15,928,366	15,229,835
Industrial and other	35,859,596	34,359,181

	54,463,341	52,654,467

Stocks:
Unaffiliated common	7,256,582	5,942,187
Affiliated common	8,335	8,400

	7,264,917	5,950,587

Mortgage loans	11,853,057	11,226,321
Contract loans	4,256,047	4,353,743
Cash (Overdraft)	(29,309)	(116,574)
Cash equivalents	827,624	1,340,232
Short-term investments	488	—
Other invested assets	5,286,386	4,082,837

Total cash and invested assets	83,922,551	79,491,613

Investment income due and accrued	550,602	557,455
Premiums deferred and uncollected	35,298	34,382
Net deferred tax asset	—	135,106
Receivables from affiliates	14	10
Other assets	21,241	17,507
Assets held in separate accounts	1,743,282	1,548,297

Total admitted assets	$86,272,988	$81,784,370

LIABILITIES	2021	2020
Aggregate reserves for life contracts	$52,919,141	$51,517,458
Liability for deposit type contracts	10,564,002	10,450,427
Policy and contract claims	480,130	412,791
Policyholders’ dividends due and unpaid	2,730	2,771
Dividends to policyholders payable in the following year	577,755	570,944
Advance premiums, deposits and other policy and contract liabilities	29,568	28,385
Interest maintenance reserve (IMR)	38,071	58,141
Commissions payable	109,542	100,647
Federal income taxes payable to affiliates	169,197	114,269
Net deferred tax liability	285,752	—
Postretirement benefits	355,270	360,535
Agent termination benefits	693,629	705,203
Payable to parent, subsidiaries and affiliates	114,191	67,005
Other liabilities	322,791	340,868
Liabilities related to separate accounts	1,743,282	1,548,297
Asset valuation reserve (AVR)	2,936,629	2,339,386

Total liabilities	71,341,680	68,617,127

CAPITAL AND SURPLUS

Common stock, $100 par value; 30,000 shares authorized, issued and outstanding	3,000	3,000
Paid-in surplus	21,846	21,846
Unassigned funds (surplus)	14,906,462	13,142,397

Total capital and surplus	14,931,308	13,167,243

Total liabilities, capital and surplus	$86,272,988	$81,784,370

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Operations and Change in Capital and Surplus—Statutory Basis (in thousands)

For the Years Ended December 31, 2021, 2020, and 2019

SUMMARY OF OPERATIONS	2021	2020	2019
Income:
Premiums and annuity considerations	$5,479,255	$5,225,837	$5,283,691
Net investment income	3,461,344	2,908,896	2,771,115
Other income	41,490	37,336	34,347

	8,982,089	8,172,069	8,089,153

Benefits and other expenses:
Death benefits	2,821,143	2,375,010	2,027,014
Surrender benefits and other fund withdrawals	1,229,050	1,238,904	1,368,912
Other benefits and claims	802,304	792,630	758,462
Net transfers to or (from) separate accounts	(76,535)	(66,500)	(78,308)
Increase in policy and contract reserves	1,400,562	1,562,315	1,543,436
Commissions	446,131	386,717	364,804
General insurance expenses	668,741	692,265	625,390
Taxes, licenses and fees	113,984	103,635	113,830

	7,405,380	7,084,976	6,723,540

Net gain from operations before dividends to policyholders and federal and foreign income taxes	1,576,709	1,087,093	1,365,613
Dividends to policyholders	572,000	564,778	559,237

Net gain from operations before federal and foreign income taxes	1,004,709	522,315	806,376
Federal and foreign income taxes incurred (excluding capital gains)	102,147	106,626	177,869

Net gain from operations before net realized capital gains or (losses)	902,562	415,689	628,507
Net realized capital gains (losses), net of transfers to the IMR less capital gains tax	11,169	(87,659)	2,809

Net income	$913,731	$328,030	$631,316

CAPITAL AND SURPLUS ACCOUNT	2021	2020	2019
Common stock: Balance at beginning and end of year	$3,000	$3,000	$3,000

Paid-in Surplus: Balance at beginning and end of year	21,846	21,846	21,846

Unassigned surplus:
Balance at beginning of year	13,142,397	12,335,555	11,499,143
Net income	913,731	328,030	631,316
Change in net unrealized capital gains (losses)	1,435,632	813,565	903,771
Change in net deferred income tax	(39,217)	70,071	89,890
Change in nonadmitted assets	2,299	(18,261)	81,618
Change in reserve on account of change in valuation basis, (increase) decrease	(1,121)	(210)	—
Change in asset valuation reserve	(597,243)	(332,403)	(779,847)
Other changes in surplus in separate accounts statement	—	11	—
Dividends to stockholder (parent company)	(480)	(480)	(480)
Additional liability for termination benefits	50,464	(53,481)	(89,856)

Balance at end of year	14,906,462	13,142,397	12,335,555

Total capital and surplus	$14,931,308	$13,167,243	$12,360,401

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Cash Flows—Statutory Basis (in thousands)

For the Years Ended December 31, 2021, 2020, and 2019

CASH FLOW	2021	2020	2019
Cash from operations:
Premiums collected net of reinsurance	$5,061,801	$4,819,076	$4,868,128
Net investment income	3,270,216	2,726,815	2,564,736
Miscellaneous income	17,685	15,225	14,917
Benefits and loss related payments	(3,622,596)	(2,977,685)	(2,612,572)
Net transfers from Separate Accounts	76,164	66,449	77,234
Commissions, expenses paid and other deductions	(1,203,864)	(1,079,552)	(1,064,769)
Dividends paid to policyholders	(49,121)	(46,844)	(45,664)
Federal and foreign income taxes paid	(126,970)	(134,657)	(322,711)

Net cash from operations	3,423,315	3,388,827	3,479,299

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	6,192,996	6,085,631	4,476,578
Stocks	216,147	198,595	205,508
Mortgage loans	914,209	759,592	590,796
Other invested assets	1,117,724	582,169	257,324
Miscellaneous proceeds	—	1,886	10,204

Total investment proceeds	8,441,076	7,627,873	5,540,410

Cost of investments acquired (long term only):
Bonds	8,030,677	6,714,283	5,142,961
Stocks	171,754	204,963	224,368
Mortgage loans	1,540,945	1,648,015	1,715,667
Other invested assets	1,765,639	911,615	718,458
Miscellaneous applications	15,250	—	—

Total investments acquired	11,524,265	9,478,876	7,801,454

Net increase (decrease) in contract loans and premium notes	(25,301)	16,710	121,993

Net cash from investments	(3,057,888)	(1,867,713)	(2,383,037)

Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts and other insurance liabilities	(849,031)	(1,125,028)	(1,038,762)
Other cash provided (applied)	59,109	19,080	(838)
Dividends to stockholder paid	(360)	(480)	(480)

Net cash from financing and miscellaneous sources	(790,282)	(1,106,428)	(1,040,080)

Net change in cash, cash equivalents, and short-term investments	(424,855)	414,686	56,182
Cash, cash equivalents and short-term investments, beginning of year	1,223,658	808,972	752,790

Cash, cash equivalents and short-term investments, end of year	$798,803	$1,223,658	$808,972

Supplemental disclosures of cash flow information for non-cash transactions:
Net deposit type contracts and interest credited	$698,981	$816,045	$976,830
Dividends held or used to pay premiums	516,110	515,484	515,202
Net other policy owner contract activity	275,291	298,335	311,286
Capitalized loan interest	216,071	222,182	229,234
Mortgage principal refinanced	200,225	223,500	95,285
Bond exchanges	189,395	491,448	318,643
Waived premium	61,765	60,028	61,296
Common stock exchanges	19,604	21,560	33,504
Premiums temporarily applied by the Company	—	5,093	—

The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands)

1.    Nature of Business Operations

State Farm Life Insurance Company (the Company), domiciled in Illinois, is a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in 47 states, as well as the District of Columbia. The Company primarily markets individual life and annuity products through an exclusive independent contractor agency force and by phone and internet. Individual life insurance products include traditional whole life, universal life, term insurance and variable universal life contracts which together account for approximately 95%, 95% and 91% of premium revenue in 2021, 2020, and 2019, respectively. Individual annuity products including variable annuity contracts account for an additional 3%, 4%, and 8% in 2021, 2020, and 2019, respectively. The Company also writes a small amount of employee group life.

The Company is the parent company of the wholly owned State Farm Health Insurance Company (SFHIC).

The insurance industry is highly regulated and deals in contractual obligations. As such, the industry is subject to the risk of changes resulting from legislative enactments, legal interpretations and regulatory actions not anticipated in pricing the product.

2.    Summary of Significant Accounting Practices

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Illinois Department of Insurance.

The Illinois Department of Insurance recognizes only statutory accounting practices prescribed or permitted by the state of Illinois for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the Illinois insurance law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the state of Illinois. During 2021, 2020, and 2019, the Company did not have any permitted practices.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates. Certain amounts applicable to prior year have been reclassified to conform to the current year presentation. Management has evaluated subsequent events for recognition or disclosure through February 24, 2022, the date these financial statements were available for issuance.

The following discussion describes significant accounting practices and highlights the significant differences between statutory accounting practices followed by the Company and generally accepted accounting principles (GAAP). The effect of these differences has not been determined, but is presumed to be material.

A.    Investments

Bonds and stocks are stated at values prescribed by the NAIC. Investment grade bonds not backed by other loans are stated at amortized cost using the scientific method. Below investment grade bonds not backed by other loans are stated at the lower of amortized cost using the scientific method or fair value. Investment grade loan-backed securities are stated at amortized cost using the scientific method including anticipated prepayments at the date of purchase. Below investment grade loan-backed securities are stated at the lower of amortized cost using the scientific method or fair value. Changes in estimated cash flows from the

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

original purchase assumptions are accounted for using the retrospective adjustment method. Prepayment assumptions for loan-backed securities are obtained from ICE Data Pricing & Reference Data, LLC and Bloomberg. There have been no changes from the retrospective adjustment method to the prospective method of valuing loan-backed securities. Stocks, other than investments in subsidiaries, are stated at fair value. Prices published by the Securities Valuation Office (SVO) of the NAIC or prices from pricing vendors are used to calculate fair value. Where a price is not available from the SVO or pricing vendors, management’s best estimate of fair value is used. Under GAAP, equity securities that have readily determinable fair values are reported at fair value with unrealized gains and losses recognized as a component of earnings. Debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale. Held-to-maturity securities would be reported at amortized cost. Trading securities would be reported at fair value with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value with unrealized gains and losses, net of applicable taxes, reported in a separate component of surplus.

Short-term investments, which represent investments with maturities of less than one year, are stated at amortized cost.

The Company’s interest in the State Farm Liquidity Pool, LLC (the Pool) is carried at its underlying audited GAAP equity, and is reported as a cash equivalent.

Registered money market mutual funds are reported as cash equivalents and are stated at fair value.

Mortgage loans on real estate are stated at either the outstanding principal balance for loans originated by the Company or amortized cost for loans purchased by the Company. Cash receipts and interest income on impaired loans are deposited and accounted for as they are received. Impaired loans and accrued interest income on restructured impaired loans are evaluated to determine if the accrued interest is collectible. If deemed collectible, accrued interest on impaired loans is recorded as investment income due and accrued. All mortgage loans are placed on non-accrual status when a loan is past due greater than 90 days or earlier if concerns exist as to the ultimate collectability of principal or interest. Loans remain in non-accrual status until full repayment of remaining contractual principal and interest is expected, the loan is current and there has been six months of sustained payment performance. Any due and accrued investment income that is 180 days past due and collectible is also reported as a nonadmitted asset. If the accrued interest is not collectible, it is written-off and no further interest is accrued. The Company had no voluntary reserves for mortgage loans, in excess of those established for the asset valuation reserve, at December 31, 2021 and 2020.

Contract loans are stated at the aggregate of unpaid loan balances, which are not in excess of cash surrender values of related policies. Any loans in excess of cash surrender value are non-admitted in accordance with Statement of Statutory Accounting Principles (SSAP) No. 49.

The underlying audited statutory equity method is used for valuing its interest in SFHIC. Under GAAP reporting, all majority-owned subsidiaries would be consolidated.

The Company’s other invested assets are comprised of ownership interest in joint ventures, partnerships and limited liability companies. The Company carries these interests based on the underlying audited GAAP equity of the investee. Under SAP, changes in these values are reflected in surplus, whereas in GAAP these changes may be reflected in income. Investments without audited GAAP statements are nonadmitted with a book/ adjusted carrying value of zero. No impairments were recorded during 2021 and 2020.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Investment income is recorded when earned. Due and accrued investment income that is over 90 days past due or when collection is in doubt is excluded from surplus. There were no material amounts excluded from surplus in 2021 and 2020. Realized gains and losses on sale of investments are determined by the specific identification method. Net realized gains or losses are shown net of federal income tax. Unrealized gains and losses are recorded to unassigned surplus net of deferred income tax.

For any decline in the fair value of an investment that is considered to be other-than-temporary, a valuation adjustment is made and recognized as a realized capital loss.

The Company does not engage in security lending transactions within the general account.

B.    Premiums Deferred and Uncollected

Premiums deferred and uncollected represent modal premiums, either due directly from policyholders and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

C.    Aggregate Reserves for Life Contracts

Policy reserves are based on statutory requirements and are computed using formulaic or principle-based methods. Policy reserves are at least as large as those computed using minimum statutory requirements. Each year the Appointed Actuary performs asset adequacy analysis to determine whether the Company’s reserves, when considered in light of Company assets, make adequate provision for the anticipated cash flows required by the contractual obligations and related expenses of the Company. Under GAAP, reserves are based on mortality, lapse, withdrawal and interest rate assumptions that are based on Company experience.

D.    Policyholders’ Dividends

All of the Company’s individual and group life insurance business is written on the participating basis. Subject to the provisions of law regarding return of excess premiums, the Board of Directors may authorize such dividends to policyholders upon such terms and conditions as may, in their judgment, be proper, just and equitable. The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits. For the years ended December 31, 2021, 2020, and 2019, premiums under individual and group life participating policies were $5,314,652, $5,037,595, and $4,860,188 or 100% of total individual and group life premiums earned. The Company’s Statements of Operations for 2021, 2020, and 2019 includes $572,000, $564,778, and $559,237 of policyholder dividends, respectively.

The Company absolutely and irrevocably commits and guarantees that, of the total dividends apportioned for the period beginning January 1, 2022 and ending December 31, 2022, it will pay or cause to be applied during 2022, in all events, annual dividends for participating individual life and annuity policies issued after December 31, 1983, in an amount not less than $230,000. This guarantee covers policies in the aggregate only and does not confer a dividend guarantee on any specific policy.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

E.    Federal Income Taxes

The Company files a consolidated federal income tax return with the following companies:

State Farm Mutual Automobile Insurance Company

State Farm Fire and Casualty Company

State Farm General Insurance Company

State Farm Life and Accident Assurance Company

State Farm Health Insurance Company

State Farm Lloyds State Farm Indemnity Company

State Farm Guaranty Insurance Company

State Farm Florida Insurance Company

State Farm International Services, Inc.

State Farm Lloyds, Inc.

State Farm Investment Management Corp.

State Farm VP Management Corp.

State Farm Bank, FSB

State Farm International Holding Company

Insurance Placement Services, Inc.

State Farm Realty Investment Company

Oglesby Reinsurance Company

Dover Bay Specialty Insurance Company

HiRoad Assurance Company

State Farm Classic Insurance Company

GAINSCO Inc.

MGA Insurance Company, Inc.

MGA Agency, Inc.

National Specialty Lines, Inc.

GAINSCO Auto Insurance Agency, Inc.

GAINSCO Service Corp.

The consolidated federal income tax liability is apportioned to each company in accordance with an agreement authorized by each Company’s Board of Directors or Underwriters. The allocation is based upon separate return calculations after consolidating adjustments with current credit for net losses and tax credits used by the consolidated group. Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax receivables and payables which relate to the current tax year will be settled within ninety (90) days; 2) any refunds of federal income tax will be settled within thirty (30) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within thirty (30) days of payment of the tax due.

Under NAIC SAP, the deferred tax assets (DTAs) are reduced by a valuation allowance if it is more likely than not that some portion of the DTAs will not be realized. In addition, the gross DTAs are subject to an admissibility test. The admissibility test has three parts. The first part of the admissibility test determines the loss carryback potential for temporary differences that reverse corresponding to Internal Revenue Code tax loss carryback provisions, not to exceed three years. The second part of the admissibility test applies reversal periods and adjusted capital and surplus limitations based upon risk-based capital thresholds to determine the admitted portion of DTAs expected to be realized during a period not to exceed three years. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs). Any portion of the gross DTA, after consideration of the valuation allowance, that is not admitted under the three tests is treated as a nonadmitted asset. The movement in any nonadmitted DTA is reported with the change in nonadmitted assets, a separate component of capital and surplus.

The change in the net DTA/DTL, including any valuation allowance but without any impact of admissibility, is reflected as a separate component of capital and surplus under NAIC SAP. Under GAAP, the change in DTA/ DTL, including any valuation allowance, is generally reported as a component of net income.

Under NAIC SAP, the calculation of state income taxes incurred is limited to taxes due on the current year’s taxable income and any adjustments due to changes in prior year returns. State income tax is reported as a component of taxes, licenses, and fees and is an element of pre-tax book income; deferred state income taxes are not recorded.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

For any uncertain tax positions the Company complies with the applicable income tax reporting and disclosure requirements pursuant to SSAP No. 101. SSAP No. 101 requires that tax loss contingencies, including the related interest and penalties, for current and prior years be computed in accordance with SSAP No. 5R, as modified for income taxes. A tax loss contingency is recorded only if it is more likely than not that a loss has been incurred. If the Company determines that no tax loss contingency should be recorded, then analysis is completed to determine if a disclosure within the financial statements is appropriate. Additionaly, under SSAP No. 101, a disclosure is made when it is reasonably possible that the total liability for the income tax loss contingency will significantly increase within 12 months of the reporting date.

The provision for federal income taxes is based on the Internal Revenue Code of 1986, as amended.

F.    Interest Maintenance Reserve and Asset Valuation Reserve

The Interest Maintenance Reserve (IMR) and Asset Valuation Reserve (AVR) are maintained in accordance with requirements prescribed by the NAIC. Realized investment gains and losses, net of tax, attributable to interest rate changes on short-term and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold and the amortization is reflected in the Company’s Statements of Operations.

The AVR provides a reserve for credit-related and equity risks in a broad range of invested assets including bonds, stocks, mortgage loans, real estate, and other invested assets. Changes in the AVR are charged or credited directly to the unassigned surplus. The IMR and AVR are not calculated under GAAP.

G.    Separate Accounts

The Company has established individual variable life and individual variable annuity separate accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and has issued individual variable universal life and individual variable annuity contracts as supported by Illinois Insurance Code 215 ILCS 5/245.21. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Deposits received in connection with these contracts are placed in the Company’s separate accounts and general account within certain limits.

Assets held in separate accounts under variable life and variable annuity contracts are invested as designated by the contract holder in units of the subaccounts of the separate accounts. The subaccounts invest those assets in shares of mutual funds.

Separate account assets are reported at Net Asset Value (NAV) plus declared but unpaid dividends and liabilities are recorded at amounts equal to contract holder assets. Contract holders are the only persons having rights to any assets in the separate accounts or to income arising from such assets. Refer to Note 6 for additional disclosures.

The Company does not engage in security lending transactions within the separate accounts.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

H.    Recognition of Premiums and Annuity Considerations and Related Expenses

Scheduled life premiums are recognized as revenue over the premium paying period of the related policies. Flexible and single premiums and annuity considerations are recognized as revenues as received. Premiums received prior to the date of the financial statement which are due on or after the next modal premium date are recognized as a liability on the balance sheet. Acquisition costs, such as commissions and other costs related to the new business are expensed as incurred. Contracts that permit the insured to change the amount and timing of premium payments, such as universal life products are recorded as revenue when received. Under GAAP, the premiums for universal life contracts are recorded as increases to liabilities and revenue is recognized as mortality and other assessments are made to the policyholders. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.

I.    Non-admitted Assets

Certain assets designated as “non-admitted” assets aggregating $29,919 and $32,218 at December 31, 2021 and 2020, respectively, are not recognized by statutory accounting practices. These assets are excluded from the Statement of Assets, Liabilities, Capital and Surplus, and the net change in such assets is charged or credited directly to unassigned surplus. There is no such concept under GAAP.

J.    Stockholder Dividends

The maximum amount of dividends which can be paid by state of Illinois insurance companies to shareholders without the prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus and net income.

K.    Guaranty Fund Assessments

As of December 31, 2021 and December 31, 2020 liabilities of $15,387 and $17,994, respectively, have been recorded for guaranty fund assessments. These amounts, when recorded, represent liabilities recorded for all states in which the Company operates. Guaranty fund assessments are paid when called by the state guaranty fund associations, generally within a one to three year period. Premium tax offset assets for guaranty fund payments, as shown in the table below, are realized within five years of the payment of the guaranty fund assessment in most states.

Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year-end	$14,512

Decreases current year:
Premium tax offset applied to 2021 annual returns	477

Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end	$14,035

On September 3, 2019, the Senior American Insurance Company was placed into liquidation. This company wrote primarily long-term care business. As of December 31, 2021, a liability of $164 remains for estimated retrospective premium-based guaranty fund assessments related to this insolvency.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

As of December 31, 2021, the undiscounted and discounted amount of the guaranty fund assessments and related assets by insolvency were as follows:

	Guaranty Fund Assessment		Related Assets
Name of the Insolvency	Undiscounted	Discounted	Undiscounted	Discounted
Senior American Insurance Co.	$164	Not Applicable	$4,140	Not Applicable

At December 31, 2021, the number of jurisdictions, ranges of years used to discount, and weighted average number of years of the discounting time period for payables and recoverables by insolvency were as follows:

	Payables			Recoverables
Name of the Insolvency	Number of Jurisdictions	Range of Years	Weighted Average Number of Years	Number of Jurisdictions	Range of Years	Weighted Average Number of Years
Senior American Insurance Co.	3	1	1	10	1-975	244.83

3.    Changes in Accounting Principle

In 2016, the NAIC adopted a principle-based reserving method for life insurance products allowing for a three-year phase in period, a period the Company chose to utilize. This newly prescribed method of determining reserves considers additional risks associated with life insurance products that may not have been reflected in the prior formula-based reserving methodology. Due to the utilization of the three-year phase in period, principle-based reserving for life insurance only impacts Company business issued in 2020 and later.

In 2019, the NAIC adopted a new framework for computing reserves for variable annuity contracts, which is applicable to business retrospectively. The Company elected to continue to utilize the Alternative Methodology previously allowed by Guideline XLIII and now defined in VM-21 to calculate the aggregate reserve for its variable annuity contracts. The revisions to the requirements for computing policy reserves constitute a change in valuation basis due to the change in the reserving method as outlined in SSAP No. 51R. The alignment with VM-21 instructions resulted in an increased aggregate reserve and is reported as a cumulative change in accounting principle which decreased unassigned funds by $210 as of January 1, 2020.

In 2021, the Insurance Commissioner for the state of Washington released Technical Assistance Advisory (TAA) 2021-02 that interprets current regulation WAC 284-84-030 to require all Universal Life Policies issued January 1, 1987 and later to be calculated using the lesser of the products’ underlying guarantee rate and the applicable valuation rate. The revisions to the requirements for computing policy reserves constitute a change in the valuation basis due to the change in the reserving method as outlined in SSAP No. 51R. The alignment with Washington’s TAA 2021-02 resulted in an increased aggregate reserve and is reported as a cumulative change in accounting principle which decreased unassigned funds by $1,121 as of January 1, 2021.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

4.    Reconciliation to Revised 2020 & 2019 Audited Financial Statements

The Company has revised the Statement of Cash Flows for the years ended December 31, 2020 and 2019 to correct for non-cash items previously included in the financial statement and not separately disclosed as a supplemental disclosure. The following is a reconciliation of amounts previously reported within the Statement of Cash Flows of the 2020 and 2019 audited financial statements to the revised values included in these financial statements. The Company has concluded that the impact on the previously issued financial statements was not material.

For the Year Ended December 31, 2020	As Originally Reported	Adjustment	As Revised
Premiums collected net of reinsurance	$4,918,613	(99,537)	$4,819,076
Net investment income	2,779,638	(52,823)	2,726,815
Benefits and loss related payments	(3,295,235)	317,550	(2,977,685)
Net cash from operations	3,223,637	165,190	3,388,827
Net increase (or decrease) in contract loans	(249,915)	266,625	16,710
Net cash from investments	(1,601,088)	(266,625)	(1,867,713)
Net deposits on deposit-type contracts and other insurance liabilities	(1,226,463)	101,435	(1,125,028)
Net cash from financing and miscellaneous sources	(1,207,863)	101,435	(1,106,428)
Supplemental disclosures for non-cash transactions:
Net deposit type contracts and interest credited	917,480	(101,435)	816,045
Net other policy owner contract activity	—	298,335	298,335
Capitalized loan interest	173,979	48,203	222,182

For the Year Ended December 31, 2019	As Originally Reported	Adjustment	As Revised
Premiums collected net of reinsurance	$4,983,566	$(115,438)	$4,868,128
Net investment income	2,627,758	(63,022)	2,564,736
Benefits and loss related payments	(2,953,631)	341,059	(2,612,572)
Net cash from operations	3,316,700	162,599	3,479,299
Net increase (or decrease) in contract loans	(149,239)	271,232	121,993
Net cash from investments	(2,111,805)	(271,232)	(2,383,037)
Net deposits on deposit-type contracts and other insurance liabilities	(1,147,395)	108,633	(1,038,762)
Net cash from financing and miscellaneous sources	(1,148,713)	108,633	(1,040,080)
Supplemental disclosures for non-cash transactions:
Net deposit type contracts and interest credited	1,085,463	(108,633)	976,830
Net other policy owner contract activity	—	311,286	311,286
Capitalized loan interest	171,041	58,193	229,234

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

5.    Investments

A.    Bonds and Other Debt Securities

The statement value and estimated fair value of investments in debt securities, including short-term investments, at December 31 were as follows:

	2021
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$2,656,897	$132,606	$(4,061)	$2,785,442
All other governments	30,778	1,358	—	32,136
States, territories and possessions (direct and guaranteed)	844,649	62,336	(1,236)	905,749
Political subdivisions of states, territories, and possessions (direct and guaranteed)	2,725,563	100,418	(13,437)	2,812,544
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	12,346,346	597,723	(44,189)	12,899,880
Industrial and miscellaneous	35,859,596	1,579,966	(195,070)	37,244,492

Total	$54,463,829	$2,474,407	$(257,993)	$56,680,243

	2020
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. governments	$3,046,487	$250,231	$(39)	$3,296,679
All other governments	46,414	3,385	—	49,799
States, territories and possessions (direct and guaranteed)	796,384	96,103	—	892,487
Political subdivisions of states, territories, and possessions (direct and guaranteed)	1,937,786	145,915	(110)	2,083,591
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	12,468,215	1,079,318	(3,022)	13,544,511
Industrial and miscellaneous	34,359,181	2,931,273	(20,213)	37,270,241

Total	$52,654,467	$4,506,225	$(23,384)	$57,137,308

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The statement value and estimated fair value of debt securities by expected maturity are shown below. The expected maturity may differ from the contractual maturity for certain securities and, where applicable, is based on assumed prepayment rates, payment schedules and known calls.

	12/31/2021
	Statement Value	Fair Value
Due in one year or less	$5,064,468	$5,146,610
Due after one year through five years	19,115,419	20,077,022
Due after five years through ten years	24,751,606	25,777,146
Due after ten years	5,532,336	5,679,465

Total	$54,463,829	$56,680,243

Gross proceeds and realized gains and losses, including other-than-temporary impairments, on bonds sold for the years ended December 31 consisted of:

	2021	2020	2019
Proceeds	$—	$808,816	$559,212
Gross gains	$—	$41,179	$20,182
Gross losses	$(204)	$(50,991)	$(29,647)

B.    Restricted Assets

Certain assets owned by the Company and reported as admitted assets in the financial statements are not under the exclusive control of the Company. These investments are held in a trust or at depository institutions for the benefit of policyholders and other beneficiaries.

Restricted assets at December 31 were as follows:

	2021	2020
Bonds on deposit with regulatory authorities	$2,286	$2,325

Total	$2,286	$2,325

C.    Mortgage Loans

Credit quality of the mortgage portfolio is evaluated through a variety of quantitative and qualitative loan factors. The factors are used to measure weakness and assess risk levels in individual loans. Loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios are two of the key quantitative factors used to identify loan risk and potential loss. LTV is the ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the ratio of the cash flows from the underlying collateral to the principal and interest payments of the loan. Credit quality indicators are updated and evaluated at least annually.

The Company invests in commercial mortgage loans secured primarily by industrial, multi-family, office and retail properties. Each loan in the portfolio is reviewed at least annually for potential impairment, delinquency, non-accrual status and ultimate collectability. During these reviews the collateral financial results, occupancy, and physical condition, as well as guarantor financial position, where applicable, and current market conditions are evaluated.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The Company’s recorded investments by property type and credit quality indicator were as follows:

	DSC ratio				LTV ratio
	>1.25	1.00-1.25	<1.00	Total	<80%	80% to <90%	= or > 90%	Total
December 31, 2021:
Apartment	$4,098,506	$181,847	$81,704	$4,362,057	$4,362,057	$—	$—	$4,362,057
Retail	958,137	207,478	106,429	1,272,044	1,272,044	—	—	1,272,044
Office	974,849	127,975	7,308	1,110,132	1,110,132	—	—	1,110,132
Industrial	3,709,610	644,657	4,216	4,358,483	4,358,483	—	—	4,358,483
Mixed Use	174,270	4,100	20,081	198,451	198,451	—	—	198,451
Other	541,558	2,300	8,032	551,890	551,890	—	—	551,890

Total	$10,456,930	$1,168,357	$227,770	$11,853,057	$11,853,057	$—	$—	$11,853,057

December 31, 2020:
Apartment	$4,032,137	$292,290	$61,383	$4,385,810	$4,332,441	$29,348	$24,021	$4,385,810
Retail	1,156,756	128,953	50,834	1,336,543	1,336,543	—	—	1,336,543
Office	992,622	88,803	24,893	1,106,318	1,086,961	—	19,357	1,106,318
Industrial	3,212,664	667,420	7,089	3,887,173	3,887,173	—	—	3,887,173
Mixed Use	156,596	7,346	—	163,942	163,942	—	—	163,942
Other	346,535	—	—	346,535	346,535	—	—	346,535

Total	$9,897,310	$1,184,812	$144,199	$11,226,321	$11,153,595	$29,348	$43,378	$11,226,321

As of December 31, 2021 and 2020, the weighted average DSC ratios for the portfolio were 2.39 and 2.26, respectively. The weighted average LTV ratios for the portfolio were 49.0% and 50.4% as of December 31, 2021 and 2020, respectively. Approximately 37% or $84,000 of the commercial mortgage loans with a DSC of less than 1.00 have amortization periods of 18 years or less, resulting in an accelerated reduction of outstanding principal. A normalization of the amortization period to 25 years would increase the DSC on these loans to greater than 1.00. In addition, $59,000 or 26% of these loans carry a full payment guaranty.

The maximum lending rate for commercial mortgage loans was 3.16% and 3.83% for 2021 and 2020, respectively. The minimum lending rate for commercial mortgage loans was 2.04% and 2.13% for 2021 and 2020, respectively.

The maximum percentage of any one loan to the value of security at the time of the loan in 2021 and 2020, exclusive of insured or guaranteed mortgages or purchased money mortgages, was 69.59% and 69.51%, respectively.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The Company’s mortgage loan age analysis and interest rate reduction summaries at December 31 were as follows:

Commercial
	Insured	All Other
2021
1. Recorded investments (all)
(a) Current	$—	$11,853,057
(b) 30-59 days past due	$—	$—
(c) 60-89 days past due	$—	$—
(d) 90-179 days past due	$—	$—
(e) 180+ days past due	$—	$—

2. Accruing interest 90-179 days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
3. Accruing interest 180+ days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
4. Interest reduced
(a) Recorded investment	$—	$—
(b) Number of loans	$—	$—
(c) Percent reduced	0.00%	0.00%
5. Participant or co-lender in a mortgage loan agreement
(a) Recorded investment	$—	$—

2020
1. Recorded investments (all)
(a) Current	$—	$11,226,321
(b) 30-59 days past due	$—	$—
(c) 60-89 days past due	$—	$—
(d) 90-179 days past due	$—	$—
(e) 180+ days past due	$—	$—
2. Accruing interest 90-179 days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
3. Accruing interest 180+ days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
4. Interest reduced
(a) Recorded investment	$—	$—
(b) Number of loans	$—	$—
(c) Percent reduced	0.00%	0.00%
5. Participant or co-lender in a mortgage loan agreement
(a) Recorded investment	$—	$—

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Commercial
	Insured	All Other

2019
1. Recorded investments (all)
(a) Current	$—	$10,337,898
(b) 30-59 days past due	$—	$—
(c) 60-89 days past due	$—	$—
(d) 90-179 days past due	$—	$—
(e) 180+ days past due	$—	$—
2. Accruing interest 90-179 days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
3. Accruing interest 180+ days past due
(a) Recorded investment	$—	$—
(b) Interest accrued	$—	$—
4. Interest reduced
(a) Recorded investment	$—	$62,800
(b) Number of loans	$—	$1
(c) Percent reduced	0.00%	0.12%
5. Participant or co-lender in a mortgage loan agreement
(a) Recorded investment	$—	$—

Cash receipts are deposited and accounted for as received. The Company did not record an allowance for credit losses on its mortgage loans and had no tax assessments or other amounts not included in the mortgage loan total. The Company held no impaired mortgage loans as of December 31, 2021.

The Company reported the following statement values as of December 31, 2021 and 2020, respectively:

Mortgages in Good Standing: $11,853,057 and $11,226,321.

Restructured Mortgages: $0 and $0.

Mortgages in the Process of Foreclosure: $0 and $0.

D.    Equity Investments

The cost and statement/fair value of investments in common stocks, and gross unrealized gains and losses from these investments at December 31 were as follows:

	2021
	Cost	Unrealized Gains	Unrealized Losses	Fair Value
Unaffiliated common	$2,103,200	$5,197,244	$(43,862)	$7,256,582
Affiliated common	3,500	4,835	—	8,335

	2020
	Cost	Unrealized Gains	Unrealized Losses	Fair Value
Unaffiliated common	$2,049,130	$3,945,129	$(52,072)	$5,942,187
Affiliated common	3,500	4,900	—	8,400

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Gross realized gains and losses, including other-than-temporary impairments, for the years ended December 31 consisted of:

	2021		2020		2019
	Gains	Losses	Gains	Losses	Gains	Losses
Unaffiliated common	$97,476	$(5,063)	$62,200	$(57,629)	$89,250	$(17,578)

E.    Financial Instrument Impairments

On a quarterly basis, the Company evaluates its investment portfolio for other-than-temporary impairments. In evaluating whether a decline in value is other-than-temporary, management considers several factors including, but not limited to, the following:

•	The Company’s ability and intent to retain the security for a sufficient period of time for it to recover.

•	The extent and duration of the decline in value.

•	The probability of collecting all cash flows according to contractual terms in effect at acquisition or restructuring.

•	Relevant industry conditions and trends.

•	The financial condition and current and future business prospects of the issuer.

The Company had realized capital losses due to other-than-temporary declines in the fair value as follows:

	2021	2020	2019
Bonds	$204	$50,991	$29,629
Common Stocks	1,957	41,865	1,662

Total	$2,161	$92,856	$31,291

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The unrealized losses due to temporary declines in the fair value of investments at December 31 were as follows:

	2021
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$170,033	$(3,778)	$7,988	$(283)	$178,021	$(4,061)
All other governments	—	—	—	—	—	—
States, territories and possessions (direct and guaranteed)	104,670	(1,236)	—	—	104,670	(1,236)
Political subdivisions of states, territories and possessions (direct and guaranteed)	698,184	(12,912)	20,825	(525)	719,009	(13,437)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	1,262,536	(29,577)	248,034	(14,612)	1,510,570	(44,189)
Industrial and miscellaneous	5,212,269	(145,135)	748,352	(49,935)	5,960,621	(195,070)

Subtotal, debt securities	7,447,692	(192,638)	1,025,199	(65,355)	8,472,891	(257,993)
Unaffiliated common stock	130,847	(17,506)	73,064	(26,356)	203,911	(43,862)

Total temporarily impaired securities	$7,578,539	$(210,144)	$1,098,263	$(91,711)	$8,676,802	$(301,855)

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	2020
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. governments	$8,462	$(39)	$—	$—	$8,462	$(39)
All other governments	—	—	—	—	—	—
States, territories and possessions (direct and guaranteed)	—	—	—	—	—	—
Political subdivisions of states, territories and possessions (direct and guaranteed)	23,540	(110)	—	—	23,540	(110)
Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities of governments and their political subdivisions	299,458	(3,022)	—	—	299,458	(3,022)
Industrial and miscellaneous	988,102	(20,213)	—	—	988,102	(20,213)

Subtotal, debt securities	1,319,562	(23,384)	—	—	1,319,562	(23,384)
Unaffiliated common stock	173,277	(52,072)	—	—	173,277	(52,072)

Total temporarily impaired securities	$1,492,839	$(75,456)	$—	$—	$1,492,839	$(75,456)

Bonds

The unrealized losses on the Company’s bond investments were primarily interest related with market declines driven by changes in interest rates and credit spreads, not on fundamental credit problems of the issuers. The contractual terms of the Company’s bond investments, excluding loan-backed, do not permit the issuer to settle the securities at a price less than the amortized cost of the investment. The Company did not have the intent to sell these investments at the reporting date and does not consider these investments to be other-than-temporarily impaired at December 31, 2021

Unaffiliated Stocks

The Company evaluates its stock investments for impairment loss by calculating unrealized losses and performing analysis quarterly and annually. Based upon the timing and relative severity of the losses and the Company’s ability and intent to hold these investments for a reasonable period of time sufficient for a recovery of their cost basis, the Company does not consider these investments to be other-than-temporarily impaired at December 31, 2021.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

F.    Realized Capital Gains (Losses)

The reconciliation of realized capital gains (losses) is as follows:

	December 31, 2021
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$91,273	$79,751	$11,522
Less: IMR capital gains (losses)	446	93	353

Capital gains (losses) net of IMR	$90,827	$79,658	$11,169

	December 31, 2020
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$(3,492)	$50,098	$(53,590)
Less: IMR capital gains (losses)	43,125	9,056	34,069

Capital gains (losses) net of IMR	$(46,617)	$41,042	$(87,659)

	December 31, 2019
	Pre-tax Gains (Losses)	Capital Gains Tax	Post-tax Gains (Losses)
Realized capital gains (losses)	$60,136	$38,358	$21,778
Less: IMR capital gains (losses)	24,012	5,043	18,969

Capital gains (losses) net of IMR	$36,124	$33,315	$2,809

G.    Net Investment Income

The components of net investment income earned by type of investment for the years ended December 31 were as follows:

	2021	2020	2019
Bonds	$1,764,186	$1,802,422	$1,818,000
Unaffiliated common stocks	112,402	102,265	109,318
Mortgage loans	479,766	446,783	413,230
Contract loans	273,748	283,173	285,105
Cash, cash equivalents, and short-term investments	537	4,848	14,807
Other	869,858	302,983	162,655

Gross investment income	3,500,497	2,942,474	2,803,115
Investment expenses	(39,153)	(33,578)	(32,000)

Net investment income	$3,461,344	$2,908,896	$2,771,115

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

H.    Fair Value Measurements

Fair value is defined as the price that the Company would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 – Unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities.

•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

•

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include the Company’s own data.

There are currently no investments in which the Company relies upon the Net Asset Value as a practical expedient to determine fair value.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Financial instruments measured at fair value at December 31 were as follows:

	2021
Description	Level 1	Level 2	Level 3	Total
Cash Equivalents	$107,569	$—	$—	$107,569
Stocks:
Domestic common	6,640,434	—	—	6,640,434
Foreign common	608,965	—	—	608,965
Mutual funds	7,183	—	—	7,183
Separate Accounts	1,743,282	—	—	1,743,282

Total	$9,107,433	$—	$—	$9,107,433

	2020
Description	Level 1	Level 2	Level 3	Total
Cash Equivalents	$22,641	$—	$—	$22,641
Stocks:
Domestic common	5,447,293	—	—	5,447,293
Foreign common	489,160	—	—	489,160
Mutual funds	5,734	—	—	5,734
Separate Accounts	1,548,297	—	—	1,548,297

Total	$7,513,125	$—	$—	$7,513,125

The Company recognizes transfers between levels at the end of the reporting period. There were no transfers into or out of Level 3 for 2021 and 2020.

Level 1 Measurements

Cash Equivalents – These assets include registered money market mutual funds. The fair value is based on the net asset value (NAV)

Unaffiliated Stocks – These assets include actively traded exchange-listed equity securities and mutual funds. Valuations are based upon unadjusted quoted exchange prices.

Separate Accounts – These assets include mutual funds. The fair value is based upon closing NAV per share plus declared but unpaid dividends. The NAVs are published daily by the funds’ managers.

I.    Cash Pool

The Company’s share of the Pool by asset type for the years ended December 31, was as follows:

Asset Type	2021	2020
Cash	0.00%	0.00%
Cash Equivalents	17.87%	15.10%
Short-Term Investments	0.54%	3.99%

Total	18.41%	19.09%

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

6.    Separate Accounts

As of December 31, 2021 and 2020, the Company’s separate accounts statement included legally insulated assets of $1,743,282 and $1,548,297, respectively. The assets legally insulated from the general account as of December 31, 2021 and 2020 are attributed to the following products:

December 31, 2021

Product/Transaction	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable Universal Life	$799,663	$—
Variable Annuities	943,619	—

Total	$1,743,282	$—

December 31, 2020

Product/Transaction	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)
Variable Universal Life	$694,779	$—
Variable Annuities	853,518	—

Total	$1,548,297	$—

Certain guarantees are provided by the general account. For the years ended December 31, 2021, 2020, 2019, 2018, and 2017, the general account had paid $74, $180, $71, $101 and $50, respectively, towards separate accounts guarantees. The Company’s variable universal life and variable annuity contracts do not designate explicit risk charges to compensate the general account for the guarantees provided.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Information regarding the Separate Accounts of the Company for 2021, 2020, and 2019 is as follows:

	2021
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less Than Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$—	$—	$—	$44,470	$44,470
Reserves at December 31:
For accounts with assets at:
Fair value	—	—	—	1,740,188	1,740,188
Amortized cost	—	—	—	—	—

Total reserves	$—	$—	$—	$1,740,188	$1,740,188

Withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—	—	—
At fair value	—	—	—	1,739,352	1,739,352
At book value without market value adjustment and with current surrender of less than 5%	—	—	—	—	—

Subtotal	$—	$—	$—	$1,739,352	$1,739,352
Not subject to discretionary withdrawal	$—	$—	$—	836	836

Total	$—	$—	$—	$1,740,188	$1,740,188

Reconciliation of Net Transfers to or (from) separate accounts:

2021
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$48,378
Transfers from separate accounts	124,900

Net transfers to (from) separate accounts	$(76,522)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$(13)

Transfers as reported in the Statements of Operations	$(76,535)

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	2020
	(1)	(2)	(3)	(4)	(5)
	Indexed	Nonindexed Guarantee Less Than Equal to 4%	Nonindexed Guarantee More than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for year ended December 31	$—	$—	$—	$44,254	$44,254
Reserves at December 31:
For accounts with assets at:
Fair value	—	—	—	1,545,575	1,545,575
Amortized cost	—	—	—	—	—

Total reserves	$—	$—	$—	$1,545,575	$1,545,575

Withdrawal characteristics:
Subject to discretionary withdrawal:
With fair market adjustment	$—	$—	$—	$—	$—
At book value without market value adjustment and with current surrender charge of less than 5%	—	—	—
At fair value	—	—	—	1,544,783	1,544,783
At book value without market value adjustment and with current surrender of less than 5%	—	—	—	—	—

Subtotal	$—	$—	$—	$1,544,783	$1,544,783
Not subject to discretionary withdrawal	—	—	—	792	792

Total	$—	$—	$—	$1,545,575	$1,545,575

Reconciliation of Net Transfers to or (from) separate accounts:

2020
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$48,252
Transfers from separate accounts	(114,801)

Net transfers to (from) separate accounts	$(66,549)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$49

Transfers as reported in the Statements of Operations	$(66,500)

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Reconciliation of Net Transfers to or (from) separate accounts:

2019
Transfers as reported in the Summary of Operations of the Separate Accounts Statements:
Transfers to separate accounts	$49,185
Transfers from separate accounts	(127,489)

Net transfers to (from) separate accounts	$(78,304)

Reconciling adjustments:
Transfers on account of deposit-type contracts	$(4)

Transfers as reported in the Statements of Operations	$(78,308)

7.    Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:

Bonds (including short-term investments)

Prices published by the SVO or prices from pricing vendors are used to calculate fair value. SVO valuations are based upon publicly available prices for identical or similar assets or on valuation models or matrices using observable inputs. Typical inputs to models used by pricing vendors include but are not limited to contractual cash flows, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. On newly acquired bonds not yet priced by pricing vendors, the purchase price or broker quotes are used as fair value. For other bonds where a price is not available from the SVO or pricing vendors, an internal pricing matrix is used to estimate fair value. Inputs to the internal pricing matrix include benchmark yields, credit spreads, industry sector of the issuer, and illiquidity spreads for private placement securities.

Unaffiliated Stocks

Prices from pricing vendors or prices prescribed by the SVO are used to calculate fair value. Valuation is based on unadjusted quoted market prices for identical assets in an active market, net asset value, or shareholder’s equity derived from the issuer’s audited financial statements.

Mortgage Loans

Fair value is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings by property type for the same remaining maturities.

Cash

The carrying amount is a reasonable estimate of fair value.

Cash Equivalents

Cash equivalents include shares in money market mutual funds and the Pool. The fair value of money market mutual funds is based on the NAV calculated by the funds. The fair value of the Pool is determined by the audited GAAP equity method.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Contract Loans

Contract loans have no stated maturity dates and are an integral part of the insurance contract. Accordingly, it is not practicable to estimate a fair value for contract loans.

Separate Accounts

The fair value of the assets held in separate accounts and corresponding liabilities are based on the NAV of the underlying assets.

Structured Annuity Reserves and Other Similar Items

Fair values were estimated by discounting future annuity payments at the interest rates in effect at year end for similar contracts.

Deferred Annuity Reserves

Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end, ignoring the effects of any market value adjustments.

Settlement Options without Life Contingencies

Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.

The statement value and estimated fair value of the Company’s financial instruments at December 31 were as follows:

	2021
	Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (carrying value)
Financial assets:
Bonds:
Loan-backed	$13,109,398	$12,562,360	$—	$13,109,398
Other	43,570,354	41,900,981	—	43,570,354
Unaffiliated common stocks	7,256,582	7,256,582	7,256,582	—
Mortgage loans	12,261,408	11,853,057	—	12,261,408
Cash (Overdraft)	(29,309)	(29,309)	(29,309)	—
Cash equivalents	827,624	827,624	107,569	720,055
Short-term investments	490	488	—	490
Contract loans	—	4,256,047	—	—		4,256,047
Separate accounts	1,743,282	1,743,282	1,743,282	—
Financial liabilities:
Structured annuity reserves and other similar items	$220,490	$189,002	$—	$220,490
Deferred annuity reserves	6,310,320	6,339,851	—	6,310,320
Settlement options without life contingencies	4,729,765	4,729,765	—	4,729,765
Separate accounts	1,743,282	1,743,282	1,743,282	—

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	2020
	Fair Value	Statement Value	(Level 1)	(Level 2)	(Level 3)	Not Practicable (carrying value)
Financial assets:
Bonds:
Loan-backed	$14,368,499	$13,262,513		$14,368,499
Other	42,768,809	39,391,954		42,768,809
Unaffiliated common stocks	5,942,187	5,942,187	5,942,187
Mortgage loans	11,956,285	11,226,321		11,956,285
Cash (Overdraft)	(116,574)	(116,574)	(116,574)
Cash equivalents	1,340,232	1,340,232	22,641	1,317,591
Contract loans	—	4,353,743				4,353,743
Separate accounts	1,548,297	1,548,297	1,548,297
Financial liabilities:
Structured annuity reserves and other similar items	$255,405	$211,154		$255,405
Deferred annuity reserves	6,580,844	6,620,460		6,580,844
Settlement options without life contingencies	4,621,015	4,621,015		1,621,015
Separate accounts	1,548,297	1,548,297	1,548,297

Not practicable to estimate fair value:

Type or Class of Financial Instrument	Carrying Value	Effective Interest Rate	Maturity Date	Explanation
Contract loans	$4,256,047	Various	Not applicable	See above

8.    Life Reserves

A.    Life Contracts and Deposit-Type Contracts

The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Policies subject to an extra premium because the insured is placed in a special rating class are valued as follows:

Premium-paying Policies

If the nonforfeiture values provided by such policies are computed on the same basis as for standard risks, or if no nonforfeiture values are provided, reserves are based on a substandard mortality table or are equal to the sum of the reserve for a similar standard policy and the unearned extra premium. If the nonforfeiture values provided by such policy are based on a substandard mortality table, reserves are maintained according to the same table.

Paid-up Policies

For whole life policies that are known to have been based on a substandard mortality table, the reserves are those based on the same substandard table. As of December 31, 2021 and 2020, the Company

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

had $52,972,333 and $61,187,508, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Illinois. Deficiency reserves to cover the above insurance totaled the gross amount of $370,110 and $356,178 at December 31, 2021 and 2020, respectively. The insurance amount does not include insurance on policies for which deficiency reserves are either exempted or calculated to be zero on a seriatim basis.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

B.    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Annuity actuarial reserves and deposit type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31, 2021 and 2020 were as follows:

Individual Annuities	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$3,838,966	$—	$—	$3,838,966	42.2%
At book value less current surrender charge of 5% or more	267	—	—	267	0.0%
At fair value	—	—	939,542	939,542	10.3%

Subtotal	$3,839,233	$—	$939,542	$4,778,775	52.5%

At book value without adjustment (minimal or no charge or adjustment)	3,244,769	—	—	3,244,769	35.6%
Not subject to discretionary withdrawal	1,078,863	—	836	1,079,699	11.9%

Total (gross)	$8,162,865	$—	$940,378	$9,103,243	100.0%

Reinsurance ceded	—	—	—	—
Total (net)*	$8,162,865	$—	$940,378	$9,103,243

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the year after the statement date: $159
Deposit-Type Contracts	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$59,501	$—	$—	$59,501	0.6%
At book value less current surrender charge of 5% or more	—	—	—	—	0.0%
At fair value	14	—	128	142	0.0%

Subtotal	$59,515	$—	$128	$59,643	0.6%

At book value without adjustment (minimal or no charge or adjustment)	10,315,584	—	—	10,315,584	97.6%
Not subject to discretionary withdrawal	188,903	—	—	188,903	1.8%

Total (gross)	$10,564,002	$—	$128	$10,564,130	100.0%

Reinsurance ceded	—	—	—	—
Total (net)*	$10,564,002	$—	$128	$10,564,130

As reported in the Life, and Accident and Health Annual Statement:
Annuities total (net)	$8,090,562
Supplementary contracts with life contingencies total (net)	72,303
Deposit-type contracts	10,564,002

Subtotal	$18,726,867

As reported in the Separate Accounts Annual Statement:
Annuities total (net)	940,378
Supplementary contracts, total	—
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	128

Subtotal	$940,506

Total annuity actuarial reserves and deposit-type contract liabilities	$19,667,373

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities, excludes Annuity Disability Reserves of $509

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Individual Annuities	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$4,099,563	$—	$—	$4,099,563	43.8%
At book value less current surrender charge of 5% or more	405	—	—	405	0.0%
At fair value	—	—	849,898	849,898	9.1%

Subtotal	$4,099,968	$—	$849,898	$4,949,866	52.9%

At book value without adjustment (minimal or no charge or adjustment)	3,297,136	—	—	3,297,136	35.2%
Not subject to discretionary withdrawal	1,107,448	—	792	1,108,240	11.9%

Total (gross)	$8,504,552	$—	$850,690	$9,355,242	100.0%

Reinsurance ceded	—	—	—	—
Total (net)*	$8,504,552	$—	$850,690	$9,355,242

Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the year after the statement date: $210

Deposit-Type Contracts	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percentage of Total
Subject to discretionary withdrawal:
With market value adjustment	$69,667	$—	$—	$69,667	0.7%
At book value less current surrender charge of 5% or more	—	—	—	—	0.0%
At fair value	19	—	120	139	0.0%

Subtotal	$69,686	$—	$120	$69,806	0.7%

At book value without adjustment (minimal or no charge or adjustment)	10,169,691	—	—	10,169,691	97.3%
Not subject to discretionary withdrawal	211,050	—	—	211,050	2.0%

Total (gross)	$10,450,427	$—	$120	$10,450,547	100.0%

Reinsurance ceded	—	—	—	—
Total (net)*	$10,450,427	$—	$120	$10,450,547

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

As reported in the Life, and Accident and Health Annual Statement:
Annuities total (net)	$8,430,740
Supplementary contracts with life contingencies total (net)	73,812
Deposit-type contracts	10,450,427

Subtotal	$18,954,979

As reported in the Separate Accounts Annual Statement:
Annuities total (net)	850,690
Supplementary contracts, total	—
Policyholder dividend and coupon accumulations	—
Policyholder premiums	—
Guaranteed interest contracts	—
Other contract deposit funds	120

Subtotal	$850,810

Total annuity actuarial reserves and deposit-type contract liabilities	$19,805,789

*	Reconciliation of total annuity actuarial and deposit fund liabilities excludes annuity disability reserves of $568.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

C.    Life Actuarial Reserves by Withdrawal Characteristics

	2021
	General Account			Separate Account – Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$509,739	$1,256,550	$—	$—	$—
Universal Life	10,857,077	10,542,971	10,616,741	—	—	—
Other Permanent Cash Value Life Insurance	—	20,572,514	22,518,003	—	—	—
Variable Universal Life	114,040	112,779	117,755	799,682	799,682	799,682
Not subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	XXX	XXX	8,319,512	XXX	XXX	—
Accidental Death Benefits	XXX	XXX	4,737	XXX	XXX	—
Disability – Active Lives	XXX	XXX	591,138	XXX	XXX	—
Disability – Disabled Lives	XXX	XXX	872,171	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	459,160	XXX	XXX	—

Total (gross: direct + assumed)	$10,971,117	$31,738,003	$44,755,767	$799,682	$799,682	$799,682

Reinsurance Ceded	—	—	—	—	—	—

Total (net)	$10,971,117	$31,738,003	$44,755,767	$799,682	$799,682	$799,682

	Amount
Life & Accident & Health Annual Statement:
Life Insurance Section, Total (net)	$42,828,561
Accidental Death Benefits Section, Total (net)	4,737
Disability – Active Lives Section, Total (net)	591,138
Disability – Disabled Lives Section, Total (net)	872,171
Miscellaneous Reserves Section, Total (net)	459,160

Subtotal	$44,755,767

Separate Accounts Annual Statement:
Life insurance, Total	$799,682
Accident and health contracts, Total	—
Miscellaneous reserves, Total	—

Subtotal	$799,682

Combined Total	$45,555,449

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	2020
	General Account			Separate Account – Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$403,804	$1,080,396	$—	$—	$—
Universal Life	10,558,263	10,225,835	10,306,426	—	—	—
Other Permanent Cash Value Life Insurance	—	19,879,758	21,709,174	—	—	—
Variable Universal Life	111,720	110,257	114,112	694,765	694,765	694,765
Not subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	XXX	XXX	$7,992,215	XXX	XXX	$—
Accidental Death Benefits	XXX	XXX	5,182	XXX	XXX	—
Disability – Active Lives	XXX	XXX	574,168	XXX	XXX	—
Disability – Disabled Lives	XXX	XXX	847,324	XXX	XXX	—
Miscellaneous Reserves	XXX	XXX	383,342	XXX	XXX	—

Total (gross: direct + assumed)	$10,669,983	$30,619,654	$43,012,339	$694,765	$694,765	$694,765

Reinsurance Ceded	—	—	—	—	—	—

Total (net)	$10,669,983	$30,619,654	$43,012,339	$694,765	$694,765	$694,765

	Amount
Life & Accident & Health Annual Statement:
Life Insurance Section, Total (net)	$41,202,323
Accidental Death Benefits Section, Total (net)	5,182
Disability – Active Lives Section, Total (net)	574,168
Disability – Disabled Lives Section, Total (net)	847,324
Miscellaneous Reserves Section, Total (net)	383,342

Subtotal	$43,012,339

Separate Accounts Annual Statement:
Life insurance, Total	$694,765
Accident and health contracts, Total	—
Miscellaneous reserves, Total	—

Subtotal	$694,765

Combined Total	$43,707,104

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

D.    Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations were as follows:

	December 31, 2021		December 31, 2020
Type	Gross	Net of Loading	Gross	Net of Loading
Industrial	$—	$—	$—	$—
Ordinary new business	1,844	167	1,741	140
Ordinary renewal	38,628	30,834	41,606	33,294
Credit life	—	—	—	—
Group life	462	462	79	79
Group annuity	—	—	—	—

Total	$40,934	$31,463	$43,426	$33,513

9.    Federal Income Taxes

The components of the net DTA/(DTL) at December 31 were as follows:

	2021			2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$1,238,640	$49,137	$1,287,777	$1,210,579	$33,372	$1,243,951
Statutory valuation allowance adjustments	—	—	—	—	—	—

Adjusted gross DTAs	1,238,640	49,137	1,287,777	1,210,579	33,372	1,243,951
DTAs nonadmitted	—	—	—	—	—	—

Net admitted DTA	1,238,640	49,137	1,287,777	1,210,579	33,372	1,243,951
DTLs	106,027	1,467,502	1,573,529	108,944	999,901	1,108,845

Net admitted DTA/(DTL)	$1,132,613	$(1,418,365)	$(285,752)	$1,101,635	$(966,529)	$135,106

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The admission calculations for adjusted gross DTAs at December 31 were as follows:

	2021			2020
	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—
Adjusted gross DTAs expected to be realized after application of the threshold limitation.
Lesser of:
Adjusted gross DTAs expected to be realized following the balance sheet date; or	359,503	—	359,503	364,512	—	364,512
Adjusted gross DTAs allowed per limitation threshold	NA	NA	2,076,123	NA	NA	1,840,071
Adjusted gross DTAs offset by gross DTLs	879,137	49,137	928,274	846,067	33,372	879,439

Total admitted adjusted gross DTAs	$1,238,640	$49,137	$1,287,777	$1,210,579	$33,372	$1,243,951

Amounts used in recovery period and threshold limitation calculation:

	2021	2020
Ratio percentage used to determine recovery period and threshold limitation amount	1,120.37%	1,143.99%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$13,840,818	$15,656,995

The Company did not utilize any tax planning strategies which would have resulted in an increase of the Company’s adjusted gross DTA or net admitted DTAs.

There were no unrecognized DTLs.

Current income taxes incurred consist of the following major components:

	2021	2020	2019
Federal income tax (benefit)	$140,824	$126,983	$226,837
Foreign income tax (benefit)	1,016	1,025	738
Adjustments to prior year incurred tax	(39,693)	(21,382)	(49,706)

Combined income tax incurred	$102,147	$106,626	$177,869
Federal income (tax) benefit on net capital (gains) losses	79,751	50,098	38,358

Federal income taxes incurred	$181,898	$156,724	$216,227

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The main components of the deferred tax amounts were as follows:

	2021	2020	Change
DTAs:
Ordinary:
Deferred acquisition costs	$420,830	$389,186	$31,644
Policyholder reserves	473,960	460,734	13,226
Policyholder dividends accrual	73,889	76,344	(2,455)
Compensation and benefits accrual	214,298	210,145	4,153
Liability for termination benefits	41,344	51,941	(10,597)
Other	14,319	22,229	(7,910)

Total ordinary DTAs	1,238,640	1,210,579	28,061
Statutory valuation allowance adjustment	—	—	—

Admitted ordinary DTAs	$1,238,640	$1,210,579	$28,061

Capital:
Investments	$49,137	$33,372	$15,765

Total capital DTAs	49,137	33,372	15,765
Statutory valuation allowance adjustment	—	—	—
Admitted capital DTAs	$49,137	$33,372	$15,765

Admitted DTAs	$1,287,777	$1,243,951	$43,826

DTLs:
Ordinary:
Deferred and uncollected premium	$6,055	$6,468	$(413)
Guaranty funds receivable	2,947	3,048	(101)
Surplus adjustment on lapsed policies	2,305	1,603	702
Basis of bonds	16,852	493	16,359
Accrued dividends on stocks	1,095	1,003	92
Reserves transition rule	76,056	95,070	(19,014)
Other	717	1,259	(542)

Total ordinary DTLs	$106,027	$108,944	$(2,917)

Capital:
Investments	$1,467,502	$999,901	$467,601

Total capital DTLs	$1,467,502	$999,901	$467,601

DTLs	$1,573,529	$1,108,845	$464,684

Net DTAs/(DTLs)	$(285,752)	$135,106	$(420,858)

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

The change in net deferred income taxes is comprised of the following:

	2021	2020	Change
Total DTAs	$1,287,777	$1,243,951	$43,826
Total DTLs	1,573,529	1,108,845	464,684

Net DTAs	$(285,752)	$135,106	$(420,858)
Tax effect of net unrealized capital gains (losses)			(381,641)

Change in net deferred income tax			$(39,217)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2021
	Amount	Tax Effect at 21%	Effective Tax Rate
Income (loss) after capital gains tax	$1,016,231
Federal income tax (benefit) on net capital gains (losses)	79,751

Income (loss) before taxes	$1,095,982	$230,156	21.00%
Dividends received deduction	(31,523)	(6,620)	-0.60%
Dividends received deduction—Separate Accounts	(14,397)	(3,023)	-0.28%
Foreign taxes and other general business credits	(3,000)	(630)	-0.06%
Change in liability for termination benefits	50,464	10,597	0.97%
Change in nonadmitted assets	2,299	483	0.04%
IMR amortization	(20,423)	(4,289)	-0.39%
Prior year adjustment	(26,942)	(5,658)	-0.52%
Other adjustments	470	99	0.02%

Total	$1,052,930	$221,115	20.18%

Federal income taxes incurred		$102,147	9.32%
Federal income tax (benefit) on net capital gains (losses)		79,751	7.28%
Change in net deferred income taxes		39,217	3.58%

Total statutory income taxes (benefit)		$221,115	20.18%

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

	2020
	Amount	Tax Effect at 21%	Effective Tax Rate
Income (loss) after capital gains tax	$468,725
Federal income tax (benefit) on net capital gains (losses)	50,098

Income (loss) before taxes	$518,823	$108,953	21.00%
Prior year underaccrual (overaccrual)	23,744	4,986	0.96%
IMR amortization	(19,333)	(4,060)	-0.78%
Change in liability for termination benefits	(53,481)	(11,231)	-2.16%
Foreign taxes and other general business credits	(2,668)	(560)	-0.11%
Change in nonadmitted assets	(18,262)	(3,835)	-0.74%
Dividends received deduction—Separate Accounts	(5,809)	(1,220)	-0.24%
Dividends received deduction	(31,547)	(6,625)	-1.28%
Other adjustments	1,162	245	0.05%

Total	$412,629	$86,653	16.70%

Federal income taxes incurred		$106,626	20.55%
Federal income tax (benefit) on net capital gains (losses)		50,098	9.66%
Change in net deferred income taxes		(70,071)	-13.51%

Total statutory income taxes (benefit)		$86,653	16.70%

	2019
	Amount	Tax Effect at 21%	Effective Tax Rate
Income (loss) after capital gains tax	$828,155
Federal income tax (benefit) on net capital gains (losses)	38,358

Income (loss) before taxes	$866,513	$181,968	21.00%
Prior year underaccrual (overaccrual)	(124,432)	(26,130)	-3.02%
IMR amortization	(14,579)	(3,061)	-0.35%
Change in liability for termination benefits	(89,856)	(18,870)	-2.18%
Foreign taxes and other general business credits	(5,932)	(1,246)	-0.14%
Change in nonadmitted assets	2,126	446	0.05%
Dividends received deduction—Separate Accounts	(3,789)	(796)	-0.09%
Dividends received deduction	(31,194)	(6,551)	-0.76%
Other adjustments	2,745	577	0.08%

Total	$601,602	$126,337	14.59%

Federal income taxes incurred		$177,869	20.53%
Federal income tax (benefit) on net capital gains (losses)		38,358	4.43%
Change in net deferred income taxes		(89,890)	-10.37%

Total statutory income taxes (benefit)		$126,337	14.59%

At December 31, 2021, the Company did not have any net operating loss or tax credit carryforwards.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

As of December 31, 2021, the Internal Revenue Code does not permit life insurance companies to carryback ordinary tax losses. However, capital losses may be carried back three years. The following are income taxes incurred in the current and prior years which will be available for recoupment in the event of future capital losses. Prior year amounts have been updated to reflect information filed with the Internal Revenue Service.

2021	$42,669
2020	$67,956
2019	$43,090

The Company has not recognized any uncertain tax positions in the financial statements.

The Company files a federal consolidated income tax return with its affiliates. The Company reported no federal income tax recoverable from affiliates and $169,197 and $114,269 as federal income tax payable to affiliates at December 31, 2021 and December 31, 2020, respectively.

The Company is subject to near continuous examination by the IRS. Tax years prior to 2013 are closed to further examination.

10.   Benefit Plans

A.    Pension Plans

The Company participates in a qualified defined benefit pension plan sponsored by SFMAIC covering substantially all employees whose most recent hire date is prior to January 1, 2021. The Company has no direct legal obligation for benefits under this plan. SFMAIC allocates amounts to the Company based on intercompany cost allocation agreements. The Company’s share of net expense for this qualified defined benefit pension plan for the years ended December 31, 2021, 2020, and 2019 was $899, $2,968, and $16,081, respectively.

The Company also participates in a non-qualified defined benefit pension plan sponsored by SFMAIC covering select eligible highly compensated employees whose most recent hire date is prior to January 1, 2021. Any benefits arising from this plan are paid from SFMAIC’s general assets. The Company has no direct legal obligation for benefits under this plan. SFMAIC allocates amounts to the Company based on intercompany cost allocation agreements. The Company’s share of net expense for this non-qualified plan for the years ended December 31, 2021, 2020, and 2019 was $6,785 and $6,232, and $5,489, respectively.

B.    Postretirement Benefits

The Company and certain affiliates currently provide certain health care and life insurance benefits pursuant to plans sponsored by SFMAIC for eligible employees and agents hired or appointed prior to January 1, 2012 and their eligible dependents. The Company has no direct legal obligation for the benefits under the plans. Benefits provided by the Company and certain affiliates are subject to a cap.

SFMAIC allocates amounts to the Company based on intercompany cost allocation agreements. The Company’s share of the post-career net periodic benefit cost for the years ended December 31, 2021, 2020, and 2019 was $5,782, $12,936, and $9,934, respectively. At December 31, 2021 and 2020, the Company’s share of the accrued post-career benefit liability was $355,270 and $360,535, respectively.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

C.    Agent Termination Benefits

The Company provides termination benefits for certain independent contractor agents subject to service and age eligibility requirements as defined in agent contracts. These benefits are valued using the Projected Unit Credit actuarial cost method. The actuarial valuations include a service-based premium growth assumption based on historical data. Benefits are paid from the Company’s general assets.

A summary of obligations and assumptions related to agent termination benefits were as follows at December 31, 2021, 2020, and 2019, respectively.

	Underfunded Agent Termination Benefits

	2021	2020	2019
Change in benefit obligation:
Benefit obligation at beginning of year	$705,203	$615,853	$498,260
Service cost	21,650	18,359	12,910
Interest cost	16,722	19,093	20,361
Actuarial (gain) loss	(36,104)	65,020	96,715
Benefits paid	(13,842)	(13,122)	(12,393)

Benefit obligation at end of year	$693,629	$705,203	$615,853

Change in plan assets:
Reporting entity contribution	$13,842	$13,122	$12,393
Benefits paid	(13,842)	(13,122)	(12,393)

Fair value of plan assets at end of year	$—	$—	$—

Funded status:
Components
Accrued benefit cost	$496,753	$457,863	$421,994
Liability for termination recognized	196,876	247,340	193,859

Total liabilities recognized	$693,629	$705,203	$615,853

Components of net periodic benefit cost:
Service cost	$21,650	$18,359	$12,910
Interest cost	16,722	19,093	20,361
Gains and losses	7,501	4,680	—
Prior service cost or credit	6,859	6,859	6,859

Total net periodic benefit cost	$52,732	$48,991	$40,130

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

Amounts in unassigned funds (surplus) recognized as components of net periodic benefit cost:
Items not yet recognized as a component of net periodic cost—prior year	$247,340	$193,859	$104,003
Net prior service cost or credit recognized	(6,859)	(6,859)	(6,859)
Net gain and loss arising during the period	(36,104)	65,020	96,715
Net gain and loss recognized	(7,501)	(4,680)	—

Items not yet recognized as a component of of net period cost—current year	$196,876	$247,340	$193,859

Amounts in unassigned funds (surplus) that have not yet been recognized as components of net periodic benefit cost:
Net prior service cost or credit	36,148	43,007	49,867
Net recognized gains and losses	160,728	204,333	143,993

Accumulated benefit obligation	$450,370	$459,486	$408,121

Weighted-average assumptions used to determine net periodic cost as of December 31:
Discount rate	2.95%	3.49%	4.46%
Rate of compensation increase	4.00%*	4.00%*	3.00%*

Weighted-average assumptions used to determine projected benefit obligation as of December 31:
Discount rate	3.21%	2.95%	3.49%
Rate of compensation increase	4.00%*	4.00%*	4.00%*

*	Compensation is based on a service-based scale using five years of historical renewal commissions data.

Actuarial gains in the defined benefit obligation at December 31, 2021 were primarily due to an increase in the discount rate used to calculate this obligation.

Estimated Future Benefit Payments

The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

Years	Amount
2022	$15,540
2023	$16,398
2024	$17,229
2025	$18,049
2026	$18,903
2027-2031	$110,557

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

D.     Defined Contribution Plans

The Company participates in unfunded deferred compensation plans sponsored by SFMAIC for select eligible highly compensated employees whose most recent hire date is prior to January 1, 2021 and independent contractor agents. Any benefits arising from this plan are paid from the Company’s general assets. The Company incurred interest costs of $22, $26 and $30 for 2021, 2020 and 2019, respectively.

Beginning January 1, 2021 the Company participates in an unfunded deferred compensation plan sponsored by SFMAIC for select eligible highly compensated employees whose most recent hire date is on or after January 1, 2021. Any benefits arising from this plan are paid from the general assets of SFMAIC. The Company has no direct legal obligation for benefits under this plan. SFMAIC allocates amounts to the Company based on intercompany cost allocation agreements.

The Company participates in a qualified defined contribution plan sponsored by SFMAIC for which substantially all employees are eligible. Benefits provided by the plan are paid from net assets available for plan benefits. The Company has no direct legal obligation for benefits under this plan. SFMAIC allocates amounts to the Company based on intercompany cost allocation agreements. The Company’s share of net expense was $3,207, $3,005 and $2,735 for 2021, 2020 and 2019, respectively. At December 31, 2021 and December 31, 2020, the fair value of plan assets held in trust was $17,689,339 and $15,277,787, respectively.

11.   Other Related Party Transactions

SFMAIC and some of its affiliated companies purchased annuities from the Company to settle claims of which the claimant is the payee. The reserve value of annuities purchased from the Company is $281,797 and $305,848 at December 31, 2021 and December 31, 2020, respectively. Should the Company fail to perform under these contracts, the affiliated companies would remain contingently liable.

In 2021, 2020, and 2019, the Company reported dividends of $480 to its stockholder, SFMAIC, for each respective year. In 2021, cash dividends of $120 were paid in each of the quarters ending March 31, September 30, and December 31. In 2020 and 2019, cash dividends of $120 were paid in each of the quarters ending March 31, June 30, September 30, and December 31.

The Company reported $14 and $10 as a receivable due from affiliates and $114,191 and $67,005 as a payable due to affiliates at December 31, 2021 and December 31, 2020, respectively. These balances primarily represent the sharing of certain personnel, administrative, occupancy and marketing expenses generated under servicing agreements with State Farm affiliates. Expenses are allocated among affiliates based on statistical ratios, surveys and usage studies. The terms of settlement require that these amounts be settled within sixty (60) days.

The Company is a party to a common clearing account agreement with its affiliates whereby any party may deposit premium payments and other cash receipts, disburse funds and accept electronic payments through a comprehensive cash balance system.

The Company incurs lease costs for real estate and equipment primarily through the allocation of expenses from SFMAIC. Rental expense for real estate for 2021, 2020, and 2019 was $14,752, $20,263, and $22,281, respectively. Rental expense for leased equipment for 2021, 2020, and 2019, was $21, $170, and $57, respectively.

State Farm Life Insurance Company

(a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements—Statutory Basis (in thousands), Continued

12.   Contingencies

The Company is subject to liabilities of a contingent nature which may arise from time to time. Such liabilities could result from sales practices, income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment, which is being experienced in the United States. Liabilities arising as a result of these factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.

The Company had $2,191,187 and $2,196,709 in unfunded commitments to partnerships, limited liability companies and joint ventures at December 31, 2021 and December 31, 2020, respectively. All commitments represent obligations to contribute additional capital or lend funds pursuant to an operating or lending agreement.

13.    Other

The Company committed to purchase $188,650 of private placement securities in 2021, which are expected to be funded in 2022. These securities were not reported as bond investments at December 31, 2021.

SUPPLEMENTAL FINANCIAL INFORMATION

Report of Independent Auditors

To the Board of Directors of

State Farm Life Insurance Company

We have audited the statutory basis financial statements of State Farm Life Insurance Company (the “Company”) as of December 31, 2021 and for the year then ended and our report thereon appears on pages 1-2 of this document. That audit was conducted for the purpose of forming an opinion on the statutory basis financial statements taken as a whole. The supplemental schedules listed in the attached index of the Company as of December 31, 2021 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory basis financial statements taken as a whole.

February 24, 2022

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities (in thousands)

December 31, 2021

The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment income earned:
U.S. government bonds	$88,189
Other bonds (unaffiliated)	1,675,997
Common stocks (unaffiliated)	112,402
Mortgage loans	479,766
Contract loans and liens	273,748
Cash, cash equivalents, and short-term investments	537
Other investment assets	869,858

Gross investment income	$3,500,497

Mortgage loans—book value
Commercial mortgages	$11,853,057

Total mortgage loans	$11,853,057

Mortgage loans by standing—book value:
Good standing	$11,853,057

Other long-term assets—statement value	$5,286,386

Bonds and stocks of parents, subsidiaries and affiliates—book value:
Affiliated common stocks	$8,335

Bonds and short-term investments by class and maturity:
Bonds by maturity—statement value
Due within one year or less	$5,064,468
Over 1 year through 5 years	19,115,419
Over 5 years through 10 years	24,751,606
Over 10 years through 20 years	5,459,213
Over 20 years	73,123

Total by maturity	$54,463,829

Bond by class—statement value
Class 1	$40,100,949
Class 2	13,938,823
Class 3	422,876
Class 4	—
Class 5	—
Class 6	1,182

Total by class	$54,463,829

Total bonds and short-term investments publicly traded	$41,552,290

Total bonds and short-term investments privately placed	$12,911,539

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities (in thousands), Continued

December 31, 2021

Unaffiliated common stocks—market value	$7,256,582

Short term investments—book value	$488

Cash on deposit	$(29,309)

Cash equivalents	$827,624

Life insurance in force:
Ordinary	$996,053,476

Credit life	$—

Group life	$13,066,380

Amount of accidental death insurance in force under ordinary policies	$2,576,934

Amount of life insurance with disability provisions in force:
Ordinary	$394,141,670

Group life	$7,772,261

Supplementary contracts in force:
Ordinary—not involving life contingencies:
Amount on deposit	$4,316,450

Income payable	$10,759

Ordinary—involving life contingencies:
Income payable	$8,012

Annuities:
Ordinary:
Immediate—amount of income payable	$239,075

Deferred—fully paid account balance	$7,308,828

Deferred—not fully paid—account balance	$138

Deposit funds and dividend accumulations:
Deposit funds—account balance	$130,869

Dividend accumulations—account balance	$5,514,366

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Summary Investment Schedule

December 31, 2021

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	(1)	(2)	(3)	(4)	(5)	(6)
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3+4) Amount	Percentage
1 Long-Term Bonds (Schedule D, Part 1):
1.01 U.S. governments	$2,656,409,215	3.17	$2,656,409,215		$2,656,409,215	3.17
1.02 All other governments	30,778,101	0.04	30,778,101		30,778,101	0.04
1.03 U.S. states, territories and possessions, etc. guaranteed	844,648,718	1.01	844,648,718		844,648,718	1.01
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	2,725,562,725	3.25	2,725,562,725		2,725,562,725	3.25
1.05 U.S. special revenue and special assessment obligations, etc. non-guaranteed	12,346,346,520	14.71	12,346,346,520		12,346,346,520	14.71
1.06 Industrial and miscellaneous	35,859,596,014	42.72	35,859,596,014		35,859,596,014	42.73
1.07 Hybrid securities
1.08 Parent, subsidiaries and affiliates
1.09 SVO identified funds
1.10 Unaffiliated bank loans
1.11 Total long-term bonds	54,463,341,292	64.88	54,463,341,292		54,463,341,292	64.90
2 Preferred stocks (Schedule D, Part 2, Section 1):
2.01 Industrial and miscellaneous (Unaffiliated)
2.02 Parent, subsidiaries and affiliates
2.03 Total preferred stocks
3 Common stocks (Schedule D, Part 2, Section 2):
3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	7,249,399,165	8.64	7,249,399,165		7,249,399,165	8.64
3.02 Industrial and miscellaneous Other (Unaffiliated)
3.03 Parent, subsidiaries and affiliates Publicly traded
3.04 Parent, subsidiaries and affiliates Other	8,335,156	0.01	8,335,156		8,335,156	0.01
3.05 Mutual funds	7,182,515	0.01	7,182,515		7,182,515	0.01
3.06 Unit investment trusts
3.07 Closed-end funds
3.08 Total common stocks	7,264,916,836	8.66	7,264,916,836		7,264,916,836	8.66
4 Mortgage loans (Schedule B):
4.01 Farm mortgages
4.02 Residential mortgages
4.03 Commercial mortgages	11,853,057,099	14.12	11,853,057,099		11,853,057,099	14.12
4.04 Mezzanine real estate loans
4.05 Total valuation allowance
4.06 Total mortgage loans	11,853,057,099	14.12	11,853,057,099		11,853,057,099	14.12
5 Real estate (Schedule A):
5.01 Properties occupied by company
5.02 Properties held for production of income
5.03
5.04 Total real estate

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Summary Investment Schedule, Continued

December 31, 2021

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	(1)	(2)	(3)	(4)	(5)	(6)
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3+4) Amount	Percentage
6 Cash, cash equivalents and short-term investments:
6.01 Cash (Schedule E, Part 1)	(29,309,597)	-0.04	(29,309,597)		(29,309,597)	-0.04
6.02 Cash equivalents (Schedule E, Part 2)	827,624,046	0.99	827,624,046		827,624,046	0.99
6.03 Short-term investments (Schedule DA)	488,137	0.00	488,137		488,137	0.00
6.04 Total cash, cash equivalents and short-term investments	798,802,586	0.95	798,802,586		798,802,586	0.95
7 Contract loans	4,256,244,968	5.07	4,256,046,825		4,256,046,825	5.07
8 Derivatives (Schedule DB)
9 Other invested assets (Schedule BA)	5,286,385,967	6.30	5,286,385,967		5,286,385,967	6.30
10 Receivables for securities	3,208,333	0.00
11 Securities Lending (Schedule DL, Part 1)
12 Other invested assets (Page 2, Line 11)	13,312,347	0.02

13 Total invested assets	$83,939,269,428	100.00	$83,922,550,605		$83,922,550,605	100.00

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories

December 31, 2021

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments. For Life, Health, and Fraternal blanks, responses are to exclude Separate Accounts.

1.	Reporting entity’s total admitted assets as reported on Page 3 of this annual statement.

$ 84,529,706,312

2.	Ten Largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	FHLMC MULTIFAMILY STRUCT CMO	Bonds	$6,281,787,232	7.4%
2.02	FNMA CMO ACES	Bonds	$2,130,581,015	2.5%
2.03	STATE FARM REALTY MORTGAGE, LLC	LLC	$883,681,814	1.0%
2.04	FHLMC CMO	Bonds	$790,538,852	0.9%
2.05	STATE FARM LIQUIDITY POOL LLC	Cash Equivalents	$720,055,013	0.9%
2.06	PROCTER & GAMBLE CO	Bonds, Common Stock	$689,148,814	0.8%
2.07	FNMA CMO	Bonds	$677,738,462	0.8%
2.08	PEPSICO INC	Bonds, Common Stock	$647,744,860	0.8%
2.09	JOHNSON & JOHNSON	Bonds, Common Stock	$646,522,587	0.8%
2.10	VERIZON COMMUNICATIONS INC	Bonds, Common Stock	$603,863,296	0.7%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC-1	$40,100,948,943	47.4%	3.07	P/RP-1	$—	—%
3.02	NAIC-2	$13,938,822,746	16.5%	3.08	P/RP-2	$—	—%
3.03	NAIC-3	$422,875,791	0.5%	3.09	P/RP-3	$—	—%
3.04	NAIC-4	$—	—%	3.10	P/RP-4	$—	—%
3.05	NAIC-5	$—	—%	3.11	P/RP-5	$—	—%
3.06	NAIC-6	$1,181,949	—%	3.12	P/RP-6	$—	—%

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2021

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes ☐	No ☒
If response to 4.01 above is yes, responses are not required for interrogatories 5-10.
4.02	Total admitted assets held in foreign investments	$5,227,694,344	6.2%
4.03	Foreign-currency-denominated investments	$—	— %
4.04	Insurance liabilities denominated in that same foreign currency	$—	— %

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries rated NAIC-1	$5,208,927,389	6.2%
5.02	Countries rated NAIC-2	$11,933,698	— %
5.03	Countries rated NAIC-3 or below	$6,833,257	— %

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries rated NAIC-1:
6.01	Country: United Kingdom	$1,270,558,264	1.5%
6.02	Country: Australia	$1,190,618,401	1.4%
	Countries rated NAIC-2:
6.03	Country: Curacao	$10,973,410	0.0%
6.04	Country: Panama	$960,287	0.0%
	Countries rated NAIC-3 or below:
6.05	Country: Liberia	$6,833,257	0.0%
6.06	Country:	$—	— %

7.	Aggregate unhedged foreign currency exposure

1	2
$ —	— %

8.	Aggregate unhedged foreign currency exposure categorized by the country’s NAIC sovereign designation:

		1	2
8.01	Countries rated NAIC-1	$—	— %
8.02	Countries rated NAIC-2	$—	— %
8.03	Countries rated NAIC-3 or below	$—	— %

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2021

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
Countries rated NAIC-1:
9.01	Country:	$—	— %
9.02	Country:	$—	— %
Countries rated NAIC-2:
9.03	Country:	$—	— %
9.04	Country:	$—	— %
Countries rated NAIC-3 or below:
9.05	Country:	$—	— %
9.06	Country:	$—	— %

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4
	Issuer	NAIC Rating
10.01	SHELL INTL FIN BV	Bonds 1	$204,716,124	0.2%
10.02	SCHLUMBERGER INVESTMENT	Bonds 1	$190,719,302	0.2%
10.03	NESTLE SA	Common Stock	$148,951,099	0.2%
10.04	BASF SE	Bonds 1	$143,000,000	0.2%
10.05	STATNETT SF	Bonds 1	$140,813,565	0.2%
10.06	DANONE SA	Bonds 2	$137,428,731	0.2%
10.07	AIR LIQUIDE FINANCE SA	Bonds 1	$136,639,700	0.2%
10.08	FONTERRA CO-OP GROUP LTD	Bonds 1	$135,057,534	0.2%
10.09	BHP BILLITON FIN (USA) LTD	Bonds 1	$131,821,768	0.2%
10.10	CADENT FINANCE PLC	Bonds 1	$130,000,000	0.2%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure
11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?

Yes  ☒    No  ☐

If response to 11.01 is yes, detail is not required for the remainder of Interrogatory 11.

12.	Report aggregate amounts and percentages of reporting entity’s total admitted assets held in investments with contractual sales restrictions.
12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?

Yes  ☒    No  ☐

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2021

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:
13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?

Yes  ☐    No  ☒

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13

	1	2	3
	Name of Issuer
13.02	STATE FARM REALTY MORTGAGE, LLC	$883,681,814	1.0%
13.03	APPLE INC	$463,940,868	0.5%
13.04	MICROSOFT CORP	$337,250,261	0.4%
13.05	ALPHABET INC	$234,900,699	0.3%
13.06	ADOBE INC	$213,704,500	0.3%
13.07	PROCTER & GAMBLE CO	$207,274,181	0.2%
13.08	JOHNSON & JOHNSON	$200,849,866	0.2%
13.09	DISNEY (WALT) CO	$186,891,978	0.2%
13.10	CATERPILLAR INC	$167,230,539	0.2%
13.11	WALMART INC	$155,986,382	0.2%

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:
14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?

Yes  ☒    No  ☐

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3	4
	Fund Manager	Total Invested	Diversified	Non-Diversified
14.06	BNY Mellon Investment Advisor Inc	$73,473,963	$73,473,963	$—
14.07	JP Morgan Investment Management Inc	$34,095,071	$34,095,071	$—
14.08	Black Rock Fund Advisors	$7,182,515	$7,182,515	$—
14.09		$—	$—	$—
14.10		$—	$—	$—

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:
15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?

Yes  ☒    No  ☐

If response to 15.01 is yes, responses are not required for the remainder of Interrogatory 15.

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2021

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:
16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?

Yes  ☐    No  ☒

If response to 16.01 is yes, responses are not required for the remainder of Interrogatory 16 and 17.

	1	2	3
	Type (Residential, Commercial, Agricultural)
16.02	Commercial	$119,000,000	0.1%
16.03	Commercial	$110,000,000	0.1%
16.04	Commercial	$105,845,318	0.1%
16.05	Commercial	$91,460,000	0.1%
16.06	Commercial	$90,100,000	0.1%
16.07	Commercial	$90,000,000	0.1%
16.08	Commercial	$87,750,000	0.1%
16.09	Commercial	$82,201,976	0.1%
16.10	Commercial	$81,630,932	0.1%
16.11	Commercial	$74,550,697	0.1%

Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.12	Construction Loans	$251,501,988	0.3%
16.13	Mortgage loans over 90 days past due	$—	— %
16.14	Mortgage loans in the process of foreclosure	$—	— %
16.15	Mortgage loans foreclosed	$—	— %
16.16	Restructured mortgage loans	$—	— %

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
	Loan-to-Value	1	2	3	4	5	6
17.01	Above 95%	$—	— %	$—	— %	$—	— %
17.02	91% to 95%	$—	— %	$—	— %	$—	— %
17.03	81% to 90%	$—	— %	$—	— %	$—	— %
17.04	71% to 80%	$—	— %	$ 215,583,361	0.3%	$—	— %
17.05	Below 70%	$—	— %	$ 11,637,473,738	13.8%	$—	— %

18.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:
18.01	Are assets held in real estate less than 2.5% of the reporting entity’s total admitted assets?

Yes  ☒    No  ☐

If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2021

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:
19.01	Are assets held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?

Yes  ☒    No  ☐

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
20.01	Securities lending (do not include assets held as collateral for such transactions)	$—	— %	$—	$—	$—
20.02	Repurchase agreements	$—	— %	$—	$—	$—
20.03	Reverse repurchase agreements	$—	— %	$—	$—	$—
20.04	Dollar repurchase agreements	$—	— %	$—	$—	$—
20.05	Dollar reverse repurchase agreements	$—	— %	$—	$—	$—

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$—	— %	$—	$—
21.02	Income generation	$—	— %	$—	$—
21.03	Other	$—	— %	$—	$—

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
22.01	Hedging	$—	— %	$—	$—	$—
22.02	Income generation	$—	— %	$—	$—	$—
22.03	Replications	$—	— %	$—	$—	$—
22.04	Other	$—	— %	$—	$—	$—
22.05	Dollar reverse repurchase agreements	$—	— %	$—	$—	$—

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued

December 31, 2021

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter
		At Year-End		1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
22.01	Hedging	$—	— %	$—	$—	$—
22.02	Income generation	$—	— %	$—	$—	$—
22.03	Replications	$—	— %	$—	$—	$—
22.04	Other	$—	— %	$—	$—	$—
22.05	Dollar reverse repurchase agreements	$—	— %	$—	$—	$—

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company

(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Reinsurance Contracts Schedule

December 31, 2021

1.

Reinsurance contracts (or multiple contracts with the same reinsurer or its affiliates) subject to A-791 that includes a provision, which limits the reinsurer’s assumption of significant risks identified as in A-791.

None

2.

Reinsurance contracts (or multiple contracts with the same reinsurer or its affiliates) not subject to A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk.

None

3.	Reinsurance contracts containing features (except reinsurance contracts with a federal or state facility) described below which result in delays in payment in form or in fact:

a.

Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety (90) days of the settlement date (unless there is no activity during the period).

None

b.	Payment schedules, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity.

None

4.

Contracts for which the reporting entity has reflected reinsurance accounting credit for any contracts not subject to Appendix A-791 and not yearly renewable term, which meet the risk-transfer requirements of SSAP 61R.

None

5.

Risk ceded which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statement, and either:

a. Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

b. Accounted for that contract as reinsurance under GAAP and as a deposit under SAP.

None

See Report of Independent Auditors on Supplemental Financial Information

State Farm Life Insurance Company Variable Life Separate Account

Annual Financial Statement

December 31, 2021

State Farm Life Insurance Company

Variable Life Separate Account

Report of Independent Registered Public Accounting Firm

To the Board of Directors of State Farm Life Insurance Company and the Policy Owners of State Farm Life

Insurance Company Variable Life Separate Account:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and policy owners’ equity of BlackRock Small Cap Index V.I., BlackRock International Index V.I., BlackRock 60/40 Target Allocation ETF V.I., BlackRock S&P 500 Index V.I., BlackRock Government Money Market V.I. and BlackRock Total Return V.I. of State Farm Life Insurance Company Variable Life Separate Account as of December 31, 2021, the related statements of operations for the year then ended, and the statements of changes in policy owners’ equity for each of the two years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of BlackRock Small Cap Index V.I., BlackRock International Index V.I., BlackRock 60/40 Target Allocation ETF V.I., BlackRock S&P 500 Index V.I., BlackRock Government Money Market V.I. and BlackRock Total Return V.I. of State Farm Life Insurance Company Variable Life Separate Account as of December 31, 2021, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the State Farm Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of State Farm Life Insurance Variable Life Separate Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of State Farm Life Insurance Variable Life Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

April 28, 2022

We have served as the auditor of the State Farm Life Insurance Company Variable Life Separate Account since 1999.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Assets and Policy Owners’ Equity December 31, 2021

	BlackRock Small Cap Index V.I. Subaccount	BlackRock International Index V.I. Subaccount	BlackRock 60/40 Target Allocation ETF V.I. Subaccount	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Government Money Market V.I. Subaccount	BlackRock Total Return V.I. Subaccount
Assets:
Investments, at market value(1)(2)
BlackRock Small Cap Index V.I. Fund	$154,870,235	$—	$—	$—	$—	$—
BlackRock International Index V.I. Fund	—	102,198,846	—	—	—	—
BlackRock 60/40 Target Allocation ETF V.I. Fund	—	—	42,823,858	—	—	—
BlackRock S&P 500 Index V.I. Fund	—	—	—	432,727,426	—	—
BlackRock Government Money Market V.I. Fund	—	—	—	—	26,753,088	—
BlackRock Total Return V.I. Fund	—	—	—	—	—	40,289,896

Total Assets	$154,870,235	$102,198,846	$42,823,858	$432,727,426	$26,753,088	$40,289,896

Liabilities:
Total Liabilities	—	—	—	—	—	—

Net Assets	$154,870,235	$102,198,846	$42,823,858	$432,727,426	$26,753,088	$40,289,896

Net Assets:
Policy Owners’ Equity(3)	$154,870,235	$102,198,846	$42,823,858	$432,727,426	$26,753,088	40,289,896

Net Assets	$154,870,235	$102,198,846	$42,823,858	$432,727,426	$26,753,088	$40,289,896

(1) Investments, at cost	$147,911,594	$100,870,176	$33,917,453	$315,995,753	$26,753,088	$38,493,816
(2) Shares Owned	11,822,155	9,551,294	3,052,306	13,417,905	26,753,088	3,358,738
(3) Accumulation Unit Value	$52.96	$24.97	$39.81	$57.75	$12.39	$22.56
(3) Units Outstanding	2,924,266	4,093,538	1,075,600	7,492,878	2,159,665	1,786,588

The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Operations

For the Year Ended December 31, 2021

	BlackRock Small Cap Index V.I. Subaccount	BlackRock International Index V.I. Subaccount	BlackRock 60/40 Target Allocation ETF V.I. Subaccount	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Government Money Market V.I. Subaccount	BlackRock Total Return V.I. Subaccount
Investment income:
Dividend income	$1,660,846	$3,387,944	$791,128 $	5,168,073	$12	$675,537
Expenses:
Mortality and expense risk charges	1,254,771	799,217	332,126	3,142,676	218,112	322,598

Net investment income (loss)	406,075	2,588,727	459,002	2,025,397	(218,100)	352,939

Realized gain (loss)	193,781	(696,360)	254,889	1,010,315	—	(76,033)
Realized gain distributions	16,669,312	—	2,932,607	28,940,440	1,331	131,506
Change in unrealized appreciation (depreciation), net	1,967,330	7,804,515	707,067	62,904,553	—	(1,329,680)

Net realized and unrealized gain (loss) on investments	18,830,423	7,108,155	3,894,563	92,855,308	1,331	(1,274,207)

Net increase (decrease) in policy owners’ equity from operations	$19,236,498	$9,696,882	$4,353,565	$94,880,705	$(216,769)	$(921,268)

The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Changes in Policy Owners’ Equity

For the Year Ended December 31, 2021

	BlackRock Small Cap Index V.I. Subaccount	BlackRock International Index V.I. Subaccount	BlackRock 60/40 Target Allocation ETF V.I. Subaccount	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Government Money Market V.I. Subaccount	BlackRock Total Return V.I. Subaccount
Operations:
Net investment income (loss)	$406,075	$2,588,727	$459,002	$2,025,397	$(218,100)	$352,939

Realized gain (loss)	16,863,093	(696,360)	3,187,496	29,950,755	1,331	55,473
Change in unrealized appreciation (depreciation), net	1,967,330	7,804,515	707,067	62,904,553	—	(1,329,680)

Net realized and unrealized gain (loss) on investments	18,830,423	7,108,155	3,894,563	92,855,308	1,331	(1,274,207)

Net increase (decrease) in policy owners’ equity from operations	19,236,498	9,696,882	4,353,565	94,880,705	(216,769)	(921,268)

Policy owners’ equity transactions:
Proceeds from units purchased	6,340,193	5,766,598	1,983,667	14,271,111	2,187,400	2,721,445
Transfers between subaccounts including fixed account, net	(574,370)	96,147	238,509	(1,205,337)	(288,429)	26,436
Payments for surrenders and other redemptions	(11,068,415)	(6,831,987)	(3,405,693)	(26,681,315)	(2,654,734)	(3,066,377)

Net increase (decrease) in policy owners’ equity derived from policy owners’ equity transactions	(5,302,592)	(969,242)	(1,183,517)	(13,615,541)	(755,763)	(318,496)

Total increase (decrease) in policy owners’ equity	13,933,906	8,727,640	3,170,048	81,265,164	(972,532)	(1,239,764)
Policy owners’ equity:
Beginning of year	140,936,329	93,471,206	39,653,810	351,462,262	27,725,620	41,529,660

End of year	$154,870,235	$102,198,846	$42,823,858	$432,727,426	$26,753,088	$40,289,896

The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company

Variable Life Separate Account

Statement of Changes in Policy Owners’ Equity, Continued

For the Year Ended December 31, 2020

	BlackRock Small Cap Index V.I. Subaccount	BlackRock International Index V.I. Subaccount	BlackRock 60/40 Target Allocation ETF V.I. Subaccount	BlackRock S&P 500 Index V.I. Subaccount	BlackRock Government Money Market V.I. Subaccount	BlackRock Total Return V.I. Subaccount
Operations:
Net investment income (loss)	$832,880	$1,136,865	$299,383	$3,115,731	$(129,071)	$551,135

Realized gain (loss)	1,712,569	(1,760,039)	170,093	20,073,612	1,096	1,977,868
Change in unrealized appreciation (depreciation), net	19,708,556	6,840,363	4,345,203	28,530,589	—	534,619

Net realized and unrealized gain (loss) on investments	21,421,125	5,080,324	4,515,296	48,604,201	1,096	2,512,487

Net increase (decrease) in policy owners’ equity from operations	22,254,005	6,217,189	4,814,679	51,719,932	(127,975)	3,063,622

Policy owners’ equity transactions:
Proceeds from units purchased	6,357,781	5,890,538	1,977,822	14,439,758	2,219,277	2,779,194
Transfers between subaccounts including fixed account, net	145,984	491,119	(202,973)	(1,209,833)	356,338	646,635
Payments for surrenders and other redemptions	(9,717,788)	(6,997,469)	(3,122,456)	(25,001,190)	(2,767,315)	(3,534,140)

Net increase (decrease) in policy owners’ equity derived from policy owners’ equity transactions	(3,214,023)	(615,812)	(1,347,607)	(11,771,265)	(191,700)	(108,311)

Total increase (decrease) in policy owners’ equity	19,039,982	5,601,377	3,467,072	39,948,667	(319,675)	2,955,311
Policy owners’ equity:
Beginning of year	121,896,347	87,869,829	36,186,738	311,513,595	28,045,295	38,574,349

End of year	$140,936,329	$93,471,206	$39,653,810	$351,462,262	$27,725,620	$41,529,660

The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements

1.    General Information

Organization

The State Farm Life Insurance Company Variable Life Separate Account (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 as amended, established by State Farm Life Insurance Company (the “Company”). The Separate Account was established by the Company on December 9, 1996. The Company sold a variable life insurance product, which has unique combinations of features and fees that are charged against the policy owners’ account balances. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life policies is not chargeable with liabilities arising out of any other business the Company may conduct.

The Company discontinued new sales of the variable life product during September, 2008; however, the Company continues to administer the existing book of variable life policies.

2.    Significant Accounting Policies

Valuation of Investments

As of December 31, 2021, the assets of the Separate Account are invested in one or more of the funds (the “Fund(s)”) of BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. (the “BVSFs”) at each Fund’s net asset value (NAV), which is based on the daily closing market value prices of the underlying securities, in accordance with the selection made by the policy owners. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.

Fair Value

Fair value is defined as the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All Funds in the Separate Account included in the Statement of Assets and Policy Owners’ Equity are stated at fair value and are based upon closing NAV per share and are therefore considered Level 1. The NAVs are published daily by the Funds’ managers. The assets of the Separate Account were valued at $799,663,349 and $694,778,887 as of December 31, 2021 and 2020, respectively.

Security Transactions and Investment Income

Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income (loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the policies on each valuation date based on each policy’s pro rata share of the assets of the fund as of the beginning of the valuation date.

Accumulation Unit Valuation

On each day the New York Stock Exchange (NYSE) is open for trading, the accumulation unit value is determined as of the earlier of 3:00 PM Central time or the close of the NYSE by dividing the policy owners’ share of the value of each fund’s investments and other assets, less liabilities, by the number of policy owner accumulation units outstanding in the respective fund.

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

The NAV for each Fund is determined as of the time of the close of regular session trading on the NYSE, on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of the Company. Under existing federal income tax law, investment income and realized capital gains and losses of the Separate Account affect liabilities under the policies and are, therefore, not taxed. Thus, the Separate Account may realize net investment income and capital gains and losses without federal income tax consequences.

Transfers between subaccounts including the fixed account

Transfers between subaccounts including the fixed account (net) include transfers of all or part of the policy owners’ interest to or from another eligible subaccount from or to the fixed account option of the general account of the Company.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the amounts reported therein, as well as the disclosure of any contingent assets and liabilities. Actual results reported could differ from the estimates reported in the accompanying financial statements.

3.    Expenses and Related Party Transactions

A mortality and expense risk charge, which includes a death benefit guarantee risk charge, is deducted by the Company from the Separate Account on a daily basis, which is equal, on an annual basis, to 0.8% of the daily net asset value of the policy owners’ portion of assets in the Separate Account. The daily mortality and expense risk charges are assessed through the reduction in unit values. The charge may be adjusted after policy issue, but is guaranteed not to exceed 0.9% of net assets. The death benefit guarantee covers the risk that the policy would remain in force if the required premiums were satisfied, regardless of the sufficiency of cash surrender value to cover monthly deductions. This could result from a decline in the value of the subaccounts due to market performance. At the beginning of each policy month, the Company makes a deduction from the cash value of the policy, which consists of the cost of insurance for the policy, any additional benefits provided by the rider, and a monthly expense charge for the policy month. A monthly expense charge of $6 is deducted from policies issued prior to July 1, 2004 and an $8 monthly expense charge is deducted from policies issued from July 1, 2004. This monthly expense charge is subject to a maximum of $8. These deductions reimburse the Company for administrative expenses relating to the issuance and maintenance of the policy.

A surrender charge may be deducted from the cash value of the policy in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing the policy. The full surrender charge will be increased monthly during the first two policy years, stay constant during the third through sixth year and is reduced each year after the sixth year until it reaches zero in the tenth policy year.

A withdrawal fee is assessed from the cash value of the policy upon the partial withdrawal of funds which is equal to the lesser of $25 or 2% of the amount withdrawn.

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

The Company reserves the right to deduct a $25 transfer processing fee from the cash value of the policy for each subaccount transfer in excess of 12 during a policy year. In addition, the Company deducts and retains a 5% charge from each premium before allocating the resulting premium to the unit value in the Separate Account.

The Separate Account only invests in Funds of an unrelated party.

4.    Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2021 and 2020 are as follows:

	December 31, 2021			December 31, 2020
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
BlackRock Small Cap Index	198,069	298,470	(100,401)	261,409	346,703	(85,294)
BlackRock International Index	316,205	356,386	(40,181)	417,528	448,418	(30,890)
BlackRock 60/40 Target Allocation ETF	74,251	105,181	(30,930)	147,759	189,898	(42,139)
BlackRock S&P 500 Index	386,305	653,387	(267,082)	516,723	824,456	(307,733)
BlackRock Government Money Market	411,834	472,653	(60,819)	334,356	349,663	(15,307)
BlackRock Total Return	175,048	189,160	(14,112)	260,962	266,994	(6,032)

5.    Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2021 by each subaccount are shown below:

	December 31, 2021
Subaccount	Purchases	Sales
BlackRock Small Cap Index	$21,600,443	$9,827,647
BlackRock International Index	5,347,377	3,727,894
BlackRock 60/40 Target Allocation ETF	4,560,517	2,352,425
BlackRock S&P 500 Index	37,939,010	20,588,714
BlackRock Government Money Market	3,105,988	4,078,520
BlackRock Total Return	2,084,262	1,894,183

Total	$74,637,597	$42,469,383

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

6.    Unit Values and Financial Highlights

A summary of unit values and units outstanding for each subaccount of the Separate Account, net investment income ratios and the expense ratios, excluding expenses of the underlying funds, for each of the five years in the period ended December 31, 2021 are shown below. In 2018, for the subaccounts liquidated or merged into the BVSFs, the results are through the date of the subaccount liquidation or merger, and therefore were not annualized. For the subaccounts in the BVSFs, the results are from the date of inception through the end of the year.

	At December 31, 2021				For the Year Ended December 31, 2021
		Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
Subaccount	Units		Beginning	Ending
BlackRock Small Cap Index	2,924,266	$154,870,235	$46.59	$52.96	1.12%	0.8%	13.67%
BlackRock International Index	4,093,538	$102,198,846	$22.61	$24.97	3.46%	0.8%	10.44%
BlackRock 60/40 Target Allocation ETF	1,075,600	$42,823,858	$35.84	$39.81	1.92%	0.8%	11.08%
BlackRock S&P 500 Index	7,492,878	$432,727,426	$45.29	$57.75	1.32%	0.8%	27.51%
BlackRock Government Money Market	2,159,665	$26,753,088	$12.49	$12.39	0.00%	0.8%	(0.80)%
BlackRock Total Return	1,786,588	$40,289,896	$23.07	$22.56	1.65%	0.8%	(2.21)%

	At December 31, 2020				For the Year Ended December 31, 2020
		Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
Subaccount	Units		Beginning	Ending
BlackRock Small Cap Index	3,024,667	$140,936,329	$39.19	$46.59	1.30%	0.8%	18.88%
BlackRock International Index	4,133,719	$93,471,206	$21.10	$22.61	1.96%	0.8%	7.16%
BlackRock 60/40 Target Allocation ETF	1,106,530	$39,653,810	$31.50	$35.84	1.55%	0.8%	13.78%
BlackRock S&P 500 Index	7,759,960	$351,462,262	$38.61	$45.29	1.68%	0.8%	17.30%
BlackRock Government Money Market	2,220,484	$27,725,620	$12.54	$12.49	0.34%	0.8%	(0.40)%
BlackRock Total Return	1,800,700	$41,529,660	$21.35	$23.07	2.18%	0.8%	8.06%

	At December 31, 2019				For the Year Ended December 31, 2019
		Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
Subaccount	Units		Beginning	Ending
BlackRock Small Cap Index	3,109,961	$121,896,347	$31.51	$39.19	1.32%	0.8%	24.37%
BlackRock International Index	4,164,609	$87,869,829	$17.49	$21.10	3.41%	0.8%	20.64%
BlackRock 60/40 Target Allocation ETF***	1,148,669	$36,186,738	$26.16	$31.50	2.07%	0.8%	20.41%
BlackRock S&P 500 Index	8,067,693	$311,513,595	$29.63	$38.61	2.24%	0.8%	30.31%
BlackRock Government Money Market	2,235,791	$28,045,295	$12.40	$12.54	1.93%	0.8%	1.13%
BlackRock Total Return	1,806,732	$38,574,349	$19.66	$21.35	2.77%	0.8%	8.60%

State Farm Life Insurance Company

Variable Life Separate Account

Notes to Financial Statements, Continued

	At December 31, 2018				For the Year Ended December 31, 2018
		Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
Subaccount	Units		Beginning	Ending
Large Cap Equity Index	—	$—	$31.28	$31.35	3.42%	0.8%	NA
Small Cap Equity Index	—	$—	$35.79	$34.63	0.00%	0.8%	NA
Bond	—	$—	$19.81	$19.37	2.06%	0.8%	NA
Money Market	—	$—	$12.30	$12.37	1.24%	0.8%	NA
International Equity Index	—	$—	$20.43	$18.10	0.12%	0.8%	NA
Stock and Bond Balanced	—	$—	$27.09	$26.87	2.86%	0.8%	NA
Large Cap Equity	—	$—	$20.06	$20.90	0.88%	0.8%	NA
Small/Mid Cap Equity	—	$—	$20.25	$20.61	0.80%	0.8%	NA
International Equity	—	$—	$16.36	$14.76	1.44%	0.8%	NA
BlackRock Small Cap Index	3,225,434	$101,623,555	$34.63	$31.51	1.37%	0.8%	(9.01)%
BlackRock International Index	4,282,176	$74,908,436	$18.10	$17.49	4.84%	0.8%	(3.37)%
BlackRock iShares® Dynamic Allocation	1,189,886	$31,123,562	$26.87	$26.16	1.01%	0.8%	(2.64)%
BlackRock S&P 500 Index	8,450,761	$250,432,164	$31.35	$29.63	1.08%	0.8%	(5.49)%
BlackRock Government Money Market	2,465,285	$30,568,661	$12.37	$12.40	0.37%	0.8%	0.24%
BlackRock Total Return	1,856,111	$36,484,294	$19.37	$19.66	0.52%	0.8%	1.50%

	At December 31, 2017				For the Year Ended December 31, 2017
		Net Assets	Unit Fair Value		Investment Income Ratio*	Expense Ratio**	Total Return***
Subaccount	Units		Beginning	Ending
Large Cap Equity Index	8,755,786	$273,920,700	$25.91	$31.28	1.84%	0.8%	20.73%
Small Cap Equity Index	3,322,894	$144,483,730	$31.49	$35.79	1.08%	0.8%	13.66%
Bond	1,841,304	$36,473,878	$19.54	$19.81	2.53%	0.8%	1.38%
Money Market	690,412	$8,493,082	$12.32	$12.30	0.64%	0.8%	(0.16)%
International Equity Index	4,317,558	$152,221,371	$16.42	$20.43	2.94%	0.8%	24.42%
Stock and Bond Balanced	1,193,958	$32,358,529	$23.97	$27.09	2.19%	0.8%	13.02%
Large Cap Equity	617,390	$40,304,390	$16.33	$20.06	0.90%	0.8%	22.84%
Small/Mid Cap Equity	469,010	$37,510,525	$18.25	$20.25	0.59%	0.8%	10.96%

*

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit value or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**

This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges. Charges that require redemption of policy owner units are excluded. There is no fluctuation in the annualized mortality and expense charge. This ratio does not include the expenses incurred by the underlying funds. Refer to Note 3.

***

The total return is calculated using the beginning and ending unit value, which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.

****	BlackRock iShares Dynamic Allocation V.I. Fund renamed to BlackRock 60/40 Target Allocation ETF V.I. Fund effective May 1, 2019.

PART C

OTHER INFORMATION

Item	30. Exhibits

(a)

Board of Directors Resolutions of State Farm Life Insurance Company establishing State Farm Life Insurance Company Variable Life Separate Account (incorporated herein by reference to Exhibit 1 to the initial registration statement on Form S-6 (File No. 333-19521), filed on behalf of State Farm Life Insurance Company Variable Life Separate Account with the Securities and Exchange Commission on January 10, 1997)

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(i)

Distribution Agreement (incorporated herein by reference to Exhibit 3(a) to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 25, 2007)

(ii)

Registered Representative Agreement (incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 5 to the Registrant’s registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2000)

(d)	Contracts.

(i)

Specimen - Variable Universal Life Insurance Policy (incorporated herein by reference to Exhibit 5(a) to the initial registration statement on Form S-6 (File No. 333-19521), filed on behalf of State Farm Life Insurance Company Variable Life Separate Account with the Securities and Exchange Commission on January 10, 1997)

(ii)

Policy Riders and Endorsements (incorporated herein by reference to Exhibit 5(b) to the initial registration statement on Form S-6 (File No. 333-19521), filed on behalf of State Farm Life Insurance Company Variable Life Separate Account with the Securities and Exchange Commission on January 10, 1997)

(iii)

Interest Charge for the Loan Account Endorsement (incorporated herein by reference to Exhibit 4(c) to Post-Effective Amendment No. 12 to the Registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2004)

(e)	Applications.

(i)

Application form (incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 15 to the Registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on July 22, 2005)

(ii)

Reinstatement Application incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 5 to the Registrant’s registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2000)

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(i)

Articles of Incorporation of State Farm Life Insurance Company (incorporated herein by reference to Exhibit 6(a) to the initial registration statement on Form S-6 (File No. 333-19521), filed on behalf of State Farm Life Insurance Company Variable Life Separate Account with the Securities and Exchange Commission on January 10, 1997)

(ii)

By-laws of State Farm Life Insurance Company (incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 29 to the Registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 27, 2018)

(g)

Reinsurance Contracts (incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 11 to the Registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 25, 2003)

(h)

Participation Agreements. Participation Agreement - BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. (incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 32 to the Registrant’s registration statement on Form N-6 (File No 333-19521), filed with the Securities and Exchange Commission on April 28, 2020)

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)

Legal Opinion. Opinion and Consent of Counsel (incorporated herein by reference to Exhibit 2 to Pre-Effective Amendment No. 1 to the Registrant’s registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on January 30, 1998)

(l)	Actuarial Opinion. Not applicable.

(m)	Calculations. Not applicable.

(n)	Other Opinions. Consent of PricewaterhouseCoopers LLP.

(o)	Omitted Financial Statements. No financial statements are omitted from Item 24.

(p)	Initial Capital Agreements. Not applicable.

(q)

Redeemability Exemption. Description of State Farm Life Company’s Issuance, Transfer and Redemption Procedures for Policies (incorporated herein by reference to Exhibit 17 to Post-Effective Amendment No. 17 to the Registrant’s registration statement on Form N-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 25, 2007)

(r)	Form of Initial Summary Prospectuses. Not applicable.

Item	31. Directors and Officers of the Depositor

The following table contains information concerning each director and officer of State Farm Life Insurance Company as of March 31, 2022:

Name and Principal Business Address*	Position and Offices with State Farm Life Insurance Company

Michael L. Tipsord	Director, Chairman of the Board, President and Chief Executive Officer

Joseph R. Monk, Jr.	Director, Senior Vice President and Chief Administrative Officer

Randall H. Harbert	Director, Senior Vice President; Chief Agency, Sales and Marketing Officer

Jon C. Farney	Director, Senior Vice President and Treasurer

Fawad Khalil Ahmad	Senior Vice President

Kristyn Cook	Director, Senior Vice President

Orlando D. Ashford	Director

Susan H. Mallory	Director

W.H. Knight Jr.	Director

Stephen McManus	Senior Vice President and General Counsel

Lynne M. Yowell	Vice President - Corporate Governance, Secretary and Counsel

Paul J. Smith	Director

Mark Schwamberger	Vice President and Controller

Brian Lewand	Vice President Operations - Life

Sarah Mineau	Vice President - Life

Andrew P. Wieduwilt	Vice President - Life

Catherine A. Wallace	Senior Vice President

Ashley A. Pettit	Senior Vice President

*	The principal business address of all the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.

Item 32. Persons Controlled by or Under Common Control With the Depositor or Registrant

The Registrant is a separate account of the Depositor, State Farm Life Insurance Company. The following list indicates those entities controlled by or under common control with the Depositor as of March 31, 2022. The Registrant has no subsidiaries. No subsidiaries of the Depositor listed below are required to file financial statements with the Securities and Exchange Commission. The Depositor is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“SFMAIC”). Unless otherwise indicated, each entity which is indented under another entity is a wholly-owned subsidiary of that other entity, and an indirect subsidiary of SFMAIC.

Entity Name	Domicile	Ownership% or other control	Description
State Farm Mutual Automobile Insurance Company	IL	—	Insurance
State Farm Indemnity Company	IL	100.00%	Insurance
State Farm Guaranty Insurance Company	IL	100.00%	Insurance
State Farm County Mutual Insurance Company of Texas	TX	Management	Insurance
Oglesby Reinsurance Company	IL	100.00%	Insurance
State Farm Fire and Casualty Company	IL	100.00%	Insurance
SF Companies’ Canadian Agent Termination Benefit Security Trust	CAN	Revocable Trust	Trust
State Farm General Insurance Company	IL	100.00%	Insurance
State Farm Lloyds, Inc.	TX	100.00%	Attorney-in-Fact
State Farm Lloyds	TX	Management	Insurance
State Farm Florida Insurance Company	FL	100.00%	Insurance
Top Layer Reinsurance, Ltd.	BMU	65.00%	Insurance
Dover Bay Specialty Insurance Company	IL	100.00%	Insurance
HiRoad Assurance Company	IL	100.00%	Insurance
State Farm Classic Insurance Company	IL	100.00%	Insurance
State Farm Life and Accident Assurance Company	IL	100.00%	Insurance
State Farm Life Insurance Company	IL	100.00%	Insurance
State Farm Health Insurance Company	IL	100.00%	Insurance
Atlanta Fairburn Industrial, LLC	DE	99.99%	Real Estate
Atlanta Fourth Ward, LLC	DE	99.99%	Real Estate
Crescent O4W, LLC	DE	92.00%	Real Estate
Atlanta Sandy Springs, LLC	DE	99.99%	Real Estate
Sandy Springs Residential, LLC	DE	95.00%	Real Estate
Austin Bandera House, LLC	DE	99.99%	Real Estate
Boston Cambridge Park, LLC	DE	99.99%	Real Estate
130 CPD Apartments, LP	DE	93.00%	Real Estate
SF Capitol Hill, LLC	DE	99.99%	Real Estate
Seattle Madison, LLC	DE	100.00%	Real Estate
Chicago Arlington Heights, LLC	DE	99.90%	Real Estate
Chicago Ashland Webster, LLC	DE	99.99%	Real Estate
Chicago Midtown Square, LLC	DE	99.99%	Real Estate
Midtown Square Associates, LLC	DE	100.00%	Real Estate
Dallas Ridge Industrial I, LLC	DE	99.99%	Real Estate
Denver Speer, LLC	DE	99.99%	Real Estate
2785 Speer Boulevard Holdings, LLC	DE	100.00%	Real Estate
Speer & Alcott, LLC	CO	100.00%	Real Estate
FW Alliance I, LLC	DE	99.99%	Real Estate
FW Alliance II, LLC	DE	99.99%	Real Estate
Houston Briarpark, LLC	DE	99.99%	Real Estate
Houston Rice Village, LLC	DE	99.99%	Real Estate
Southampton Apartments, LP	DE	93.00%	Real Estate
Inland Empire Industrial I, LLC	DE	99.99%	Real Estate
Ontario Innovation Center I, LLC	DE	100.00%	Real Estate
Inland Empire Industrial II, LLC	DE	99.99%	Real Estate
Ontario Innovation Center II, LLC	DE	100.00%	Real Estate
Minneapolis North Loop, LLC	DE	99.99%	Real Estate
Minneapolis Industrial, LLC	DE	99.99%	Real Estate
Charlotte BCP, LLC	DE	99.99%	Real Estate
CC Ballantyne, LLC	DE	90.00%	Real Estate
SFIL, LLC	DE	100.00%	Holding Company
SF Companies’ Canadian Agent Termination Benefit Security Trust	CAN	Revocable Trust	Trust
State Farm Realty Mortgage, LLC	DE	100.00%	Mortgage Loans
Texas Plano Office, LLC	DE	99.99%	Real Estate
State Farm Investment Management Corp.	DE	100.00%	Investment adviser
State Farm VP Management Corp.	DE	100.00%	Broker-dealer
State Farm Liquidity Pool LLC	DE	100.00%	Investment pool

State Farm Companies Foundation	IL	100.00%	Charitable foundation
Insurance Placement Services, Inc.	IL	100.00%	General insurance agent
State Farm International Services, Inc.	AZ	100.00%	Mortgage broker or lender
State Farm International Holding Company	DE	100.00%	Insurance
4eightyfive, LLC	DE	100.00%	Innovation Ideas
Alabama WMT, LLC	DE	100.00%	Premium Tax Credits
Atlanta Office Investment, LLC	DE	99.99%	Real Estate
BCS Office Investments Two, LP	TX	50.00%	Real Estate
BlueOwl, LLC	DE	100.00%	Technology
Centennial Jack II, LLC	DE	99.00%	Real Estate
Centennial Lakes II, LLC	DE	89.10%	Real Estate
Centennial Jack IV, LLC	DE	99.00%	Real Estate
Centennial Lakes IV, LLC	DE	89.10%	Real Estate
Centennial Jack V, LLC	DE	99.00%	Real Estate
Centennial Lakes V, LLC	DE	89.10%	Real Estate
Centennial Mac Jack, LLC	DE	99.00%	Real Estate
Centennial Lakes Grill, LLC	DE	89.10%	Real Estate
Centennial Park III, LLC	DE	99.00%	Real Estate
Centennial Lakes III, LLC	DE	69.30%	Real Estate
Dallas Hub Two SFGP, LLC	DE	100.00%	Real Estate
BCS Office Investments Two, LP	TX	Management	Real Estate
Dallas Hub Two SFLP, LLC	DE	100.00%	Real Estate
BCS Office Investments Two, LP	TX	50.00%	Real Estate
GAINSCO, Inc.	TX	100.00%	Holding Company
MGA Insurance Company, Inc.	TX	100.00%	Insurance
MGA Agency, Inc.	TX	100.00%	Managing general agency
National Specialty Lines, Inc.	FL	100.00%	Managing general agency
GAINSCO Auto Insurance Agency, Inc.	TX	100.00%	Managing general agency
GAINSCO Capital Trust I	DE	Grantor Trust	Trust
GAINSCO Statutory Trust II	CT	Grantor Trust	Trust
GAINSCO Service Corp.	TX	100.00%	Facilities and service company
Hoover Ross Bridge, LLC	DE	100.00%	Premium Tax Credits
MountainBrook, LLC	DE	100.00%	Premium Tax Credits
SF BSI, LLC	DE	100.00%	Hold certain investments
SF Risk Management Group, LLC	DE	100.00%	Professional liability insurance
SF VAGO, LLC	DE	100.00%	Holding company
EMVLP, LLC	DE	100.00%	Vehicle Loans
EMVLP II, LLC	DE	100.00%	Loan administration services
SF ARLO, LLC	DE	100.00%	Loan administration services
SF GFA, LLC	DE	100.00%	Bank product administration
SF MORLEY, LLC	DE	100.00%	Mortgage Loans
SF ROSCO, LLC	DE	100.00%	Loan servicer
SRL Portfolio, LLC	DE	100.00%	Mortgage Loans
State Farm Realty Investment Company	AZ	100.00%	Real Estate
Centennial Lakes I, LLC	DE	90.00%	Real Estate
State Farm Ventures, LLC	DE	100.00%	Invest in start-ups
Sundial Labs, LLC	DE	100.00%	Innovation
Tempe Office Investment, LLC	DE	100.00%	Real Estate
SFSR Marina Heights, LLC	DE	98.00%	Real Estate
Foreign Securities Trust No. 1	IL	Revocable Trust	Trust
State Farm Emerging Market Equity Trust	IL	Revocable Trust	Trust
SF Companies’ Canadian Agent Termination Benefit Security Trust	CAN	Revocable Trust	Trust

Item 33. Indemnification

State Farm Life Insurance Company (“State Farm”) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (“SFMAIC”). The by-laws of SFMAIC provide for indemnification by SFMAIC of any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than action by or in the right of SFMAIC) by reason of the fact that such person is or was a director or officer of SFMAIC, or was serving at the request of SFMAIC as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding, if such person acted in good faith and in a manner he or she reasonably believe to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

Item 34. Principal Underwriter

(a) Other Activity. State Farm VP Management Corp. is the registrant’s principal underwriter. State Farm VP Management Corp. also serves as principal underwriter to (i) State Farm Life Insurance Company Variable Annuity Separate Account, (ii) State Farm Life and Accident Assurance Company Variable Annuity Separate Account, and (iii) State Farm Life and Accident Assurance Company Variable Life Separate Account.

(b) Management. The following information is furnished with respect to the officers and directors of State Farm VP Management Corp. as of March 16, 2022:

Name and Principal Business Address*	Positions and Offices with State Farm VP Management Corp.

Michael L. Tipsord	Director, President
Paul J. Smith	Director, Senior Vice President
Randall H. Harbert	Director, Senior Vice President
Joseph R. Monk, Jr.	Director, Senior Vice President
Sarah Mineau	Director, Vice President
Terrence Ludwig	Chief Compliance Officer and Treasurer
Scott Hintz	Vice President-Financial and Secretary
David M. Moore	Assistant Secretary and Counsel
Brian Preston	Anti-Money Laundering and Office of Foreign Assets Control Compliance Officer

*	The principal business address of all the persons listed above is One State Farm Plaza, Bloomington, Illinois 61710-0001.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation

State Farm VP Management Corp.	N/A	N/A	N/A	N/A

Item 35. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by State Farm Life Insurance Company at One State Farm Plaza, Bloomington, Illinois 61710-0001.

Item 36. Management Services

Not applicable.

Item 37. Fee Representation

State Farm Life Insurance Company hereby represents that the fees and charges deducted under each Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, State Farm Life Insurance Company Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Bloomington, and State of Illinois, on the 28th day of April, 2022.

State Farm Life Insurance Company Variable Life
Separate Account
(Registrant)

By:	State Farm Life Insurance Company
(Depositor)

By:	/s/ Michael L. Tipsord
Michael L. Tipsord
President and Chief Executive Officer
State Farm Life Insurance Company

State Farm Life Insurance Company
(Depositor)

By:	/s/ Michael L. Tipsord
Michael L. Tipsord
President and Chief Executive Officer
State Farm Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael L. Tipsord	Director, Chairman of the Board,	April 28, 2022
Michael L. Tipsord	President, and Chief Executive Officer (Principal Executive Officer)

/s/ Mark Schwamberger	Vice President and Controller	April 28, 2022
Mark Schwamberger	(Principal Accounting Officer)

/s/ Jon C. Farney	Director, Senior Vice President and	April 28, 2022
Jon C. Farney	Treasurer (Principal Financial Officer)

/s/ Kristyn Cook	Director, Senior Vice President	April 28, 2022
Kristyn Cook

/s/ Randall H. Harbert	Director, Senior Vice President	April 28, 2022
Randall H. Harbert	and Chief Agency, Sales and Marketing Officer

/s/ Paul J. Smith	Director	April 28, 2022
Paul J. Smith

/s/ Joseph R. Monk, Jr.	Director, Senior Vice President and	April 28, 2022
Joseph R. Monk, Jr.	Chief Administrative Officer

EXHIBIT INDEX

Exhibit 30(n)	Consent of PricewaterhouseCoopers LLP